UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 through December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2013

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equities markets in developed economies performed strongly in the face of periodic spikes in volatility throughout the twelve months ended December 31, 2013. Healthy corporate earnings and incremental but steady improvements in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of the year relieved much of the political uncertainty created by partisan brinkmanship over the so-called fiscal cliff and the partial shutdown of the federal government in October. In the first half of the year, the U.S. Federal Reserve (“Fed”) announced its intention to taper off its $85 billion in monthly asset purchases and the statement weakened investor sentiment and set off widespread speculation about the timing and magnitude of such a move. The Fed followed through in December, deciding to reduce its monthly purchases by $10 billion. The news, along with robust gains in jobs, housing and consumer sentiment, drove U.S. equities to new highs. The S&P 500 stock index hit seven closing highs in the final month of the reporting period, finishing 2013 with its best performance since 1997.

“While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Central Bank reaffirmed its commitment to accommodative monetary policy and to the euro itself. In the second quarter of the year, the European Union (EU) returned to positive growth and at the end of the year, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. In Japan, equity markets rebounded to their best year since 1988, benefiting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks.

Emerging market equities were weaker overall. As of December 31, 2013, the MSCI Emerging Markets Index returned -2.3% for the year. China’s economy showed signs of slower growth during the year and the Fed’s decision to taper its asset purchase program set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed income markets generally remained weak during the year, as central bankers across the globe held interest rates at historic lows. However, benchmark bond yields rose on an annual basis for the first time since 2009. During the year, the Fed’s talk of tapering off its Quantitative Easing (QE) program hurt fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period higher. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively. High-yield debt returned 7.4% for the year, as measured by the Barclays US High Yield Corporate Index, while other U.S. debt securities and emerging market debt both had negative returns.

While global economic growth accelerated during the year, the U.S. recovery in particular showed stronger fundamentals and the Fed’s decision to taper its QE program was a response to the improved picture. Europe emerged from its lengthy recession and the worst of the fiscal crises seem to be behind it, though unemployment remains strikingly high in many EU nations. Japan made progress toward ending persistent deflation, but Tokyo’s monetary and fiscal stimulus has sharply weakened the yen, putting other Asian exporting nations — notably China and South Korea — at a competitive disadvantage. Emerging market economies may face further headwinds as foreign investment shrinks and economic growth moderates from recent strength. Moreover, political instability — already apparent in Thailand and Turkey — may surface in other emerging market nations as governments struggle to deliver improved living standards and respond to demands for political reforms.

The Long-Term Lens

We welcome the Fed’s move to curb its QE program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The past year’s market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class 1 Shares)*	-1.47%
Barclays U.S. Aggregate Index	-2.02%

Net Assets as of 12/31/2013	$201,916,409
Duration as of 12/31/2013	4.63 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Improving economic data led risk assets to strengthen over the reporting period despite the prospect of the U.S. Federal Reserve Bank (“Fed”) beginning to taper its asset purchases. Equity markets hit record highs, with the Standard & Poor’s 500 Index gaining 30% and the Dow Industrials Average climbing 27% in 2013. Even with political wrangling over the debt ceiling in October, interest rates stayed within a narrow range until the announcement of a strong October employment report, leading some market participants to predict that the Fed might begin to reduce its asset purchases as early as December. Meanwhile, the euro zone moved out of recession in the third quarter of 2013, and economic data suggested that the economic expansion continued through the end of the calendar year. The euro zone composite Purchasing Managers Index ended the year at 52.1 points, a three-month high. Despite the improving economic backdrop, an unhealthy low level of inflation led the European Central Bank (ECB) to reduce its benchmark interest rate to a record low of 0.25% in November. While this move was welcomed by markets, investors wondered what else the ECB would do in the future to deal with low and falling inflation.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio outperformed the Barclays U.S. Aggregate Index (the “Benchmark”) for the year ended December 31, 2013. The Portfolio’s underweight to U.S. Treasury debt was a benefit to performance, as spread sectors outperformed their risk-free counterpart. Within Treasuries, the bellwether 30-year bond was the worst performer, declining -3.56% during the fourth quarter. The Portfolio’s mortgage allocation also outperformed index pass-throughs during the quarter. Lower coupon mortgages, which are a large part of the index and of the Fed pur-

chase program, sold off as economic data improved and “taper” entered the everyday investment lexicon. The Portfolio generally avoided newly issued, generic mortgage collateral in return for more specific collateral attributes, which the Portfolio’s managers believed may provide better total return prospects. The year also saw spreads on investment grade corporate bonds tighten by 27 basis points with option-adjusted spread moving from 141 to 114 points. This puts U.S. corporate spreads at their tightest levels since the summer of 2007. The Portfolio’s underweight to corporate debt was a slight detractor from performance on the quarter as credit outperformed mortgages on a duration- neutral basis. Duration measures the price sensitivity of fixed income investments to changes in interest rates.

The Portfolio’s yield curve positioning was a slight detractor from relative performance, as the Portfolio remained overweight to the 5-10 year part of the curve, which rose the most in absolute terms. The yield curve measures the differences in interest rates on bonds of different maturity dates. The Portfolio’s slightly shorter duration posture compared with the Benchmark was a benefit to performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to identify undervalued bonds between individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. Portfolio construction is strategic in nature, so sector allocation changes should be gradual and a function of relative value. The Portfolio remained underweight in U.S. Treasury securities, underweight in corporate debt, and overweight mortgage-backed securities, which include both agency and non-agency securities. The Portfolio was overweight in the intermediate part of the yield curve (U.S. Treasury securities with 5 to 10 year maturities) as the Portfolio’s managers believed that these U.S. Treasuries had the most attractive risk/reward profile. The Portfolio maintained its shorter duration posture during the calendar year.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	28.0%
U.S. Treasury Obligations	25.9
Corporate Bonds	16.3
U.S. Government Agency Securities	13.7
Mortgage Pass-Through Securities	7.7
Commercial Mortgage-Backed Securities	2.6
Asset-Backed Securities	1.8
Others (each less than 1.0%)	0.4
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Portfolio’s composition is subject to change.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	(1.47)%	5.96%	4.79%
CLASS 2 SHARES	8/16/06	(1.74)	5.68	4.60

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from December 31, 2003 to December 31, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 1.8%
172,000	Ally Auto Receivables Trust, Series 2013-2, Class A3, 0.790%, 01/15/18	171,844
9,813	American Credit Acceptance Receivables Trust, Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	9,833
61,000	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2, 0.740%, 11/08/16	61,060
23,535	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.535%, 04/25/36	22,458
	CarMax Auto Owner Trust,
62,000	Series 2013-4, Class A3, 0.800%, 07/16/18	61,907
55,000	Series 2013-4, Class A4, 1.280%, 05/15/19	54,625
144,026	Centex Home Equity Loan Trust, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	149,321
	CNH Equipment Trust,
15,507	Series 2011-A, Class A3, 1.200%, 05/16/16	15,518
80,000	Series 2011-A, Class A4, 2.040%, 10/17/16	81,020
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.725%, 04/25/34	987
120,000	Series 2004-1, Class M1, VAR, 0.915%, 03/25/34	113,265
16,783	Series 2004-1, Class M2, VAR, 0.990%, 03/25/34	16,050
14,400	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.467%, 02/15/34	12,438
	HLSS Servicer Advance Receivables Backed Notes,
257,000	Series 2013-T1, Class A1, 0.898%, 01/15/44 (e)	257,000
180,000	Series 2013-T1, Class A2, 1.495%, 01/16/46 (e)	179,334
	Hyundai Auto Receivables Trust,
169,000	Series 2013-A, Class A3, 0.560%, 07/17/17	169,011
200,000	Series 2013-A, Class A4, 0.750%, 09/17/18	198,770
44,669	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.515%, 07/25/34 (e)	44,369
	Long Beach Mortgage Loan Trust,
142,914	Series 2003-4, Class M1, VAR, 1.185%, 08/25/33	133,530

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

190,000	Series 2004-1, Class M1, VAR, 0.915%, 02/25/34	176,935
41,358	Series 2004-1, Class M2, VAR, 0.990%, 02/25/34	40,160
20,853	Series 2006-WL2, Class 2A3, VAR, 0.365%, 01/25/36	19,016
102,000	Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 0.997%, 02/15/45 (e)	101,458
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.615%, 03/25/35	119,668
498,053	Normandy Mortgage Loan Trust, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	498,053
140,466	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.102%, 10/25/34	139,522
8,499	RASC Trust, Series 2003-KS9, Class A2B, VAR, 0.805%, 11/25/33	6,700
124,939	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (i)	127,437
	Santander Drive Auto Receivables Trust,
59,383	Series 2011-1, Class B, 2.350%, 11/16/15	59,653
10,510	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	10,510
39,710	SNAAC Auto Receivables Trust, Series 2013-1A, Class A, 1.140%, 07/16/18 (e)	39,678
450,000	Springleaf Funding Trust, Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	449,345
180,628	Volt NPL IX LLC, Series 2013-NPL3, Class A1, SUB, 4.250%, 04/25/53 (e)	180,515

	Total Asset-Backed Securities (Cost $3,744,280)	3,720,990

Collateralized Mortgage Obligations — 27.9%
	Agency CMO — 19.5%
150,167	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	168,572
	Federal Home Loan Mortgage Corp. REMIC,
816	Series 1065, Class J, 9.000%, 04/15/21	966
2,383	Series 11, Class D, 9.500%, 07/15/19	2,517
66,903	Series 1113, Class J, 8.500%, 06/15/21	72,430
4,585	Series 1250, Class J, 7.000%, 05/15/22	5,205
9,320	Series 1316, Class Z, 8.000%, 06/15/22	10,598

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
14,975	Series 1324, Class Z, 7.000%, 07/15/22	16,910
67,850	Series 1343, Class LA, 8.000%, 08/15/22	79,826
13,967	Series 1343, Class LB, 7.500%, 08/15/22	16,480
9,987	Series 1394, Class ID, IF, 9.566%, 10/15/22	11,740
9,376	Series 1395, Class G, 6.000%, 10/15/22	10,109
6,497	Series 1505, Class Q, 7.000%, 05/15/23	7,189
12,161	Series 1518, Class G, IF, 8.829%, 05/15/23	14,017
12,134	Series 1541, Class O, VAR, 2.140%, 07/15/23	12,624
277,039	Series 1577, Class PV, 6.500%, 09/15/23	286,742
225,120	Series 1584, Class L, 6.500%, 09/15/23	251,899
3,817	Series 1609, Class LG, IF, 16.972%, 11/15/23	4,258
236,883	Series 1633, Class Z, 6.500%, 12/15/23	263,595
267,162	Series 1638, Class H, 6.500%, 12/15/23	297,703
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,127
44,138	Series 1694, Class PK, 6.500%, 03/15/24	46,236
9,396	Series 1700, Class GA, PO, 02/15/24	9,258
31,619	Series 1798, Class F, 5.000%, 05/15/23	34,085
62,704	Series 1863, Class Z, 6.500%, 07/15/26	69,543
4,026	Series 1865, Class D, PO, 02/15/24	3,396
22,389	Series 1981, Class Z, 6.000%, 05/15/27	25,066
28,915	Series 1987, Class PE, 7.500%, 09/15/27	32,066
117,137	Series 1999, Class PU, 7.000%, 10/15/27	133,884
166,792	Series 2031, Class PG, 7.000%, 02/15/28 (m)	188,493
7,254	Series 2033, Class SN, HB, IF, 27.106%, 03/15/24	4,347
167,563	Series 2035, Class PC, 6.950%, 03/15/28	191,999
12,138	Series 2038, Class PN, IO, 7.000%, 03/15/28	2,932
38,788	Series 2054, Class PV, 7.500%, 05/15/28	44,713
193,993	Series 2057, Class PE, 6.750%, 05/15/28	219,504
55,132	Series 2064, Class TE, 7.000%, 06/15/28	63,297

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
40,513	Series 2075, Class PH, 6.500%, 08/15/28	45,606
133,732	Series 2095, Class PE, 6.000%, 11/15/28	148,564
253	Series 2115, Class PE, 6.000%, 01/15/14	253
7,848	Series 2132, Class SB, HB, IF, 29.835%, 03/15/29	14,449
13,328	Series 2134, Class PI, IO, 6.500%, 03/15/19	1,592
51	Series 2135, Class UK, IO, 6.500%, 03/15/14	—	(h)
66,347	Series 2178, Class PB, 7.000%, 08/15/29	75,864
106,999	Series 2182, Class ZB, 8.000%, 09/15/29	124,996
3,614	Series 22, Class C, 9.500%, 04/15/20	4,007
16,710	Series 2247, Class Z, 7.500%, 08/15/30	19,367
206,554	Series 2259, Class ZC, 7.350%, 10/15/30	237,778
3,767	Series 2261, Class ZY, 7.500%, 10/15/30	4,354
60,051	Series 2283, Class K, 6.500%, 12/15/23	66,454
8,397	Series 2306, Class K, PO, 05/15/24	8,065
20,152	Series 2306, Class SE, IF, IO, 7.860%, 05/15/24	3,246
21,893	Series 2325, Class PM, 7.000%, 06/15/31	23,422
130,910	Series 2344, Class ZD, 6.500%, 08/15/31	140,643
20,834	Series 2344, Class ZJ, 6.500%, 08/15/31	23,232
13,251	Series 2345, Class NE, 6.500%, 08/15/31	14,909
59,475	Series 2345, Class PQ, 6.500%, 08/15/16	62,711
22,469	Series 2355, Class BP, 6.000%, 09/15/16	23,536
82,504	Series 2359, Class ZB, 8.500%, 06/15/31	98,897
194,064	Series 2367, Class ME, 6.500%, 10/15/31	205,532
19,267	Series 2390, Class DO, PO, 12/15/31	17,694
31,094	Series 2391, Class QR, 5.500%, 12/15/16	32,585
30,724	Series 2394, Class MC, 6.000%, 12/15/16	32,339
34,704	Series 2410, Class OE, 6.375%, 02/15/32	37,505

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
35,060	Series 2410, Class QS, IF, 19.067%, 02/15/32	52,329
35,745	Series 2410, Class QX, IF, IO, 8.483%, 02/15/32	7,861
30,272	Series 2412, Class SP, IF, 15.767%, 02/15/32	41,309
71,461	Series 2423, Class MC, 7.000%, 03/15/32	82,234
122,961	Series 2423, Class MT, 7.000%, 03/15/32	140,700
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	247,263
48,713	Series 2444, Class ES, IF, IO, 7.783%, 03/15/32	9,036
32,475	Series 2450, Class SW, IF, IO, 7.833%, 03/15/32	6,067
102,836	Series 2455, Class GK, 6.500%, 05/15/32	115,809
64,362	Series 2484, Class LZ, 6.500%, 07/15/32	71,792
283,151	Series 2500, Class MC, 6.000%, 09/15/32	311,448
16,458	Series 2503, Class BH, 5.500%, 09/15/17	17,520
141,686	Series 2527, Class BP, 5.000%, 11/15/17	150,199
97,111	Series 2535, Class BK, 5.500%, 12/15/22	107,429
2,930,193	Series 2543, Class YX, 6.000%, 12/15/32 (m)	3,256,195
238,435	Series 2544, Class HC, 6.000%, 12/15/32	265,028
390,084	Series 2575, Class ME, 6.000%, 02/15/33	433,358
1,158,254	Series 2578, Class PG, 5.000%, 02/15/18	1,231,274
29,191	Series 2586, Class WI, IO, 6.500%, 03/15/33	6,080
55,262	Series 2626, Class NS, IF, IO, 6.383%, 06/15/23	4,269
28,562	Series 2638, Class DS, IF, 8.433%, 07/15/23	32,135
142,586	Series 2647, Class A, 3.250%, 04/15/32	145,983
612,328	Series 2651, Class VZ, 4.500%, 07/15/18	647,915
1,140,761	Series 2656, Class BG, 5.000%, 10/15/32	1,194,713
150,184	Series 2682, Class LC, 4.500%, 07/15/32	156,007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,053	Series 2755, Class SA, IF, 13.867%, 05/15/30	5,149
14,520	Series 2780, Class JG, 4.500%, 04/15/19	14,987
551,550	Series 2827, Class DG, 4.500%, 07/15/19	585,667
8,856	Series 2989, Class PO, PO, 06/15/23	8,838
300,000	Series 3047, Class OD, 5.500%, 10/15/35	328,360
209,659	Series 3085, Class VS, HB, IF, 28.054%, 12/15/35	344,043
69,110	Series 3117, Class EO, PO, 02/15/36	63,213
64,398	Series 3260, Class CS, IF, IO, 5.973%, 01/15/37	10,051
174,294	Series 3385, Class SN, IF, IO, 5.833%, 11/15/37	24,529
181,524	Series 3387, Class SA, IF, IO, 6.253%, 11/15/37	23,910
160,222	Series 3451, Class SA, IF, IO, 5.883%, 05/15/38	21,407
482,169	Series 3455, Class SE, IF, IO, 6.033%, 06/15/38	74,801
527,485	Series 3688, Class NI, IO, 5.000%, 04/15/32	64,270
165,354	Series 3759, Class HI, IO, 4.000%, 08/15/37	20,544
230,334	Series 3772, Class IO, IO, 3.500%, 09/15/24	16,117
529	Series 47, Class F, 10.000%, 06/15/20	608
454	Series 99, Class Z, 9.500%, 01/15/21	517
	Federal Home Loan Mortgage Corp. STRIPS,
168,055	Series 233, Class 11, IO, 5.000%, 09/15/35	32,580
223,367	Series 239, Class S30, IF, IO, 7.533%, 08/15/36	42,614
465,184	Series 262, Class 35, 3.500%, 07/15/42	465,480
475,282	Series 299, Class 300, 3.000%, 01/15/43	462,783
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
17,940	Series T-41, Class 3A, VAR, 6.611%, 07/25/32	20,252
114,157	Series T-54, Class 2A, 6.500%, 02/25/43	132,993
52,646	Series T-54, Class 3A, 7.000%, 02/25/43	60,232
217,371	Series T-56, Class APO, PO, 05/25/43	184,880
29,933	Series T-58, Class APO, PO, 09/25/43	23,937

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
	Federal National Mortgage Association REMIC,
5,625	Series 1988-16, Class B, 9.500%, 06/25/18	6,177
4,209	Series 1989-83, Class H, 8.500%, 11/25/19	4,747
819	Series 1990-1, Class D, 8.800%, 01/25/20	928
5,324	Series 1990-10, Class L, 8.500%, 02/25/20	6,024
575	Series 1990-93, Class G, 5.500%, 08/25/20	590
19	Series 1990-140, Class K, HB, 652.145%, 12/25/20	248
1,186	Series 1990-143, Class J, 8.750%, 12/25/20	1,377
20,161	Series 1992-101, Class J, 7.500%, 06/25/22	22,832
9,421	Series 1992-143, Class MA, 5.500%, 09/25/22	10,229
32,608	Series 1993-146, Class E, PO, 05/25/23	31,631
75,279	Series 1993-155, Class PJ, 7.000%, 09/25/23	86,870
2,358	Series 1993-165, Class SD, IF, 12.814%, 09/25/23	2,999
11,760	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	13,330
100,898	Series 1993-203, Class PL, 6.500%, 10/25/23	111,797
10,416	Series 1993-205, Class H, PO, 09/25/23	9,619
546,913	Series 1993-223, Class PZ, 6.500%, 12/25/23	603,462
100,232	Series 1993-225, Class UB, 6.500%, 12/25/23	113,406
2,930	Series 1993-230, Class FA, VAR, 0.765%, 12/25/23	2,946
132,602	Series 1993-250, Class Z, 7.000%, 12/25/23	136,777
244,767	Series 1994-37, Class L, 6.500%, 03/25/24	271,380
2,082,323	Series 1994-72, Class K, 6.000%, 04/25/24	2,288,858
22,615	Series 1995-2, Class Z, 8.500%, 01/25/25	26,527
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	95,406
4,378	Series 1996-59, Class J, 6.500%, 08/25/22	4,804
165,653	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	7,506

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
19,611	Series 1997-39, Class PD, 7.500%, 05/20/27	22,941
39,222	Series 1997-46, Class PL, 6.000%, 07/18/27	42,889
98,199	Series 1997-61, Class ZC, 7.000%, 02/25/23	111,002
19,011	Series 1998-36, Class ZB, 6.000%, 07/18/28	20,762
36,637	Series 1998-43, Class SA, IF, IO, 17.423%, 04/25/23	11,967
51,774	Series 1998-46, Class GZ, 6.500%, 08/18/28	58,250
95,182	Series 1998-58, Class PC, 6.500%, 10/25/28	107,043
227,627	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	50,746
6,554	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	1,577
90,938	Series 2001-4, Class PC, 7.000%, 03/25/21	101,006
75,030	Series 2001-30, Class PM, 7.000%, 07/25/31	85,692
254,492	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	55,120
116,335	Series 2001-36, Class DE, 7.000%, 08/25/31	133,579
12,697	Series 2001-44, Class PD, 7.000%, 09/25/31	14,372
17,940	Series 2001-52, Class XN, 6.500%, 11/25/15	18,632
183,910	Series 2001-61, Class Z, 7.000%, 11/25/31	208,225
37,508	Series 2001-69, Class PG, 6.000%, 12/25/16	39,308
27,023	Series 2001-71, Class QE, 6.000%, 12/25/16	28,358
26,819	Series 2002-1, Class HC, 6.500%, 02/25/22	29,665
8,622	Series 2002-1, Class SA, HB, IF, 24.653%, 02/25/32	14,635
44,914	Series 2002-2, Class UC, 6.000%, 02/25/17	47,387
44,851	Series 2002-3, Class OG, 6.000%, 02/25/17	47,040
226,537	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	10,541
175,143	Series 2002-15, Class PO, PO, 04/25/32	158,366
84,117	Series 2002-28, Class PK, 6.500%, 05/25/32	94,753

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
264,097	Series 2002-62, Class ZE, 5.500%, 11/25/17	281,110
168,830	Series 2002-68, Class SH, IF, IO, 7.835%, 10/18/32	31,975
18,208	Series 2002-77, Class S, IF, 14.182%, 12/25/32	23,094
178,046	Series 2002-94, Class BK, 5.500%, 01/25/18	188,149
261,978	Series 2003-7, Class A1, 6.500%, 12/25/42	301,762
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	305,020
85,195	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	20,444
68,085	Series 2003-47, Class PE, 5.750%, 06/25/33	74,346
14,963	Series 2003-64, Class SX, IF, 13.337%, 07/25/33	17,455
25,492	Series 2003-66, Class PA, 3.500%, 02/25/33	26,315
46,662	Series 2003-71, Class DS, IF, 7.242%, 08/25/33	45,815
98,712	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	4,135
103,388	Series 2003-80, Class SY, IF, IO, 7.485%, 06/25/23	9,661
1,347,203	Series 2003-81, Class MC, 5.000%, 12/25/32	1,406,525
485,892	Series 2003-82, Class VB, 5.500%, 08/25/33	525,571
27,522	Series 2003-91, Class SD, IF, 12.226%, 09/25/33	32,864
234,246	Series 2003-116, Class SB, IF, IO, 7.435%, 11/25/33	41,606
1,316,102	Series 2003-128, Class DY, 4.500%, 01/25/24	1,428,285
16,519	Series 2003-130, Class SX, IF, 11.273%, 01/25/34	19,232
36,456	Series 2003-132, Class OA, PO, 08/25/33	34,865
830,124	Series 2004-2, Class OE, 5.000%, 05/25/23	869,259
110,580	Series 2004-4, Class QM, IF, 13.871%, 06/25/33	135,755
63,536	Series 2004-10, Class SC, HB, IF, 27.942%, 02/25/34	92,242
159,234	Series 2004-36, Class SA, IF, 19.072%, 05/25/34	219,827
102,304	Series 2004-46, Class SK, IF, 16.047%, 05/25/34	128,907

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
16,332	Series 2004-51, Class SY, IF, 13.911%, 07/25/34	20,475
82,992	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	90,801
104,248	Series 2004-75, Class VK, 4.500%, 09/25/22	104,383
83,763	Series 2004-76, Class CL, 4.000%, 10/25/19	88,113
1,468	Series 2004-92, Class JO, PO, 12/25/34	1,467
235,957	Series 2005-45, Class DC, HB, IF, 23.706%, 06/25/35	364,537
44,126	Series 2005-52, Class PA, 6.500%, 06/25/35	47,393
475,673	Series 2005-68, Class BC, 5.250%, 06/25/35	517,213
272,059	Series 2005-84, Class XM, 5.750%, 10/25/35	296,711
653,878	Series 2005-110, Class MN, 5.500%, 06/25/35	702,761
91,510	Series 2006-22, Class AO, PO, 04/25/36	83,445
39,247	Series 2006-46, Class SW, HB, IF, 23.596%, 06/25/36	60,236
83,344	Series 2006-59, Class QO, PO, 01/25/33	82,081
115,766	Series 2006-110, Class PO, PO, 11/25/36	104,971
187,144	Series 2006-117, Class GS, IF, IO, 6.485%, 12/25/36	30,167
43,031	Series 2007-7, Class SG, IF, IO, 6.335%, 08/25/36	7,887
353,289	Series 2007-53, Class SH, IF, IO, 5.935%, 06/25/37	52,051
283,809	Series 2007-88, Class VI, IF, IO, 6.375%, 09/25/37	39,466
261,606	Series 2007-100, Class SM, IF, IO, 6.285%, 10/25/37	35,665
253,782	Series 2008-1, Class BI, IF, IO, 5.745%, 02/25/38	30,045
72,177	Series 2008-16, Class IS, IF, IO, 6.035%, 03/25/38	10,506
143,471	Series 2008-46, Class HI, IO, VAR, 1.766%, 06/25/38	13,210
95,141	Series 2008-53, Class CI, IF, IO, 7.035%, 07/25/38	15,578
221,129	Series 2009-112, Class ST, IF, IO, 6.085%, 01/25/40	29,077
119,363	Series 2010-35, Class SB, IF, IO, 6.255%, 04/25/40	17,237
2,489	Series G92-42, Class Z, 7.000%, 07/25/22	2,786

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
40,579	Series G92-44, Class ZQ, 8.000%, 07/25/22	44,441
26,154	Series G92-54, Class ZQ, 7.500%, 09/25/22	29,230
1,760	Series G92-59, Class F, VAR, 1.663%, 10/25/22	1,772
4,739	Series G92-61, Class Z, 7.000%, 10/25/22	5,512
10,770	Series G92-66, Class KA, 6.000%, 12/25/22	11,708
50,938	Series G92-66, Class KB, 7.000%, 12/25/22	57,521
14,332	Series G93-1, Class KA, 7.900%, 01/25/23	16,344
14,896	Series G93-17, Class SI, IF, 6.000%, 04/25/23	16,708
	Federal National Mortgage Association REMIC Trust,
53,678	Series 1999-W1, Class PO, PO, 02/25/29	48,996
222,963	Series 1999-W4, Class A9, 6.250%, 02/25/29	250,276
442,862	Series 2002-W7, Class A4, 6.000%, 06/25/29	485,437
390,478	Series 2003-W1, Class 1A1, VAR, 5.963%, 12/25/42	436,969
51,644	Series 2003-W1, Class 2A, VAR, 6.716%, 12/25/42	59,569
	Federal National Mortgage Association STRIPS,
15,798	Series 329, Class 1, PO, 01/01/33	14,269
73,613	Series 365, Class 8, IO, 5.500%, 05/01/36	13,702
52,280	Federal National Mortgage Association Trust, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	60,593
	Government National Mortgage Association,
175,273	Series 1994-7, Class PQ, 6.500%, 10/16/24	203,013
101,189	Series 1998-22, Class PD, 6.500%, 09/20/28	107,203
32,084	Series 1999-17, Class L, 6.000%, 05/20/29	33,603
42,227	Series 1999-41, Class Z, 8.000%, 11/16/29	50,171
29,507	Series 1999-44, Class PC, 7.500%, 12/20/29	34,491
37,858	Series 1999-44, Class ZG, 8.000%, 12/20/29	44,995

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
165,114	Series 2000-21, Class Z, 9.000%, 03/16/30	198,781
3,185	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	722
555,623	Series 2000-36, Class PB, 7.500%, 11/16/30	665,502
1,183,522	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	1,334,274
179,459	Series 2001-22, Class PS, HB, IF, 20.582%, 03/17/31	263,334
70,955	Series 2001-36, Class S, IF, IO, 7.883%, 08/16/31	16,792
69,395	Series 2001-53, Class SR, IF, IO, 7.983%, 10/20/31	5,096
92,355	Series 2001-64, Class MQ, 6.500%, 12/20/31	106,411
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,139,004
12,288	Series 2002-24, Class SB, IF, 11.675%, 04/16/32	15,193
6,494	Series 2003-24, Class PO, PO, 03/16/33	5,428
211,838	Series 2003-59, Class XA, IO, VAR, 1.040%, 06/16/34	1,145
12,308	Series 2003-76, Class LS, IF, IO, 7.033%, 09/20/31	136
338,966	Series 2004-11, Class SW, IF, IO, 5.333%, 02/20/34	44,862
36,730	Series 2004-28, Class S, IF, 19.204%, 04/16/34	50,981
248,206	Series 2007-45, Class QA, IF, IO, 6.473%, 07/20/37	41,811
202,771	Series 2007-76, Class SA, IF, IO, 6.363%, 11/20/37	34,085
184,015	Series 2008-2, Class MS, IF, IO, 6.993%, 01/16/38	29,181
141,580	Series 2008-55, Class SA, IF, IO, 6.033%, 06/20/38	21,422
114,422	Series 2009-6, Class SA, IF, IO, 5.933%, 02/16/39	15,776
299,287	Series 2009-6, Class SH, IF, IO, 5.873%, 02/20/39	43,717
204,881	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	43,710
143,062	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	31,177
436,228	Series 2009-22, Class SA, IF, IO, 6.103%, 04/20/39	62,236
400,506	Series 2009-31, Class ST, IF, IO, 6.183%, 03/20/39	46,363

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
400,506	Series 2009-31, Class TS, IF, IO, 6.133%, 03/20/39	56,615
408,936	Series 2009-64, Class SN, IF, IO, 5.933%, 07/16/39	57,924
141,176	Series 2009-79, Class OK, PO, 11/16/37	121,606
216,351	Series 2009-102, Class SM, IF, IO, 6.233%, 06/16/39	28,726
610,464	Series 2009-106, Class ST, IF, IO, 5.833%, 02/20/38	91,753
198,558	Series 2010-130, Class CP, 7.000%, 10/16/40	231,462
393,840	Series 2011-75, Class SM, IF, IO, 6.433%, 05/20/41	73,144
953,049	Series 2013-H08, Class FC, VAR, 0.618%, 02/20/63	945,807
502,146	Series 2013-H09, Class HA, 1.650%, 04/20/63	487,423
	Vendee Mortgage Trust,
67,271	Series 1994-1, Class 1, VAR, 5.618%, 02/15/24	73,934
154,684	Series 1996-1, Class 1Z, 6.750%, 02/15/26	177,081
85,974	Series 1996-2, Class 1Z, 6.750%, 06/15/26	99,145
312,410	Series 1997-1, Class 2Z, 7.500%, 02/15/27	367,913
85,351	Series 1998-1, Class 2E, 7.000%, 03/15/28	98,807

		39,481,450

	Non-Agency CMO — 8.4%
	Alternative Loan Trust,
49,899	Series 2002-8, Class A4, 6.500%, 07/25/32	51,245
20,173	Series 2003-J1, Class PO, PO, 10/25/33	18,099
1,943,305	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,917,947
36,703	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	37,121
634,854	Series 2005-20CB, Class 3A8, IF, IO, 4.585%, 07/25/35	65,270
913,197	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	863,436
457,742	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	417,362
845,451	Series 2005-22T1, Class A2, IF, IO, 4.905%, 06/25/35	135,773
750,338	Series 2005-J1, Class 1A4, IF, IO, 4.935%, 02/25/35	77,405

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
19,882	Alternative Loan Trust Resecuritization, Series 2005-5R, Class A1, 5.250%, 12/25/18	19,989
200,000	American General Mortgage Loan Trust, Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	202,180
	Banc of America Alternative Loan Trust,
54,573	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	55,581
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	259,198
42,586	Series 2004-6, Class 15PO, PO, 07/25/19	38,638
	Banc of America Funding Trust,
45,312	Series 2004-1, Class PO, PO, 03/25/34	40,916
366,768	Series 2005-6, Class 2A7, 5.500%, 10/25/35	360,710
54,269	Series 2005-7, Class 30PO, PO, 11/25/35	43,153
215,046	Series 2005-E, Class 4A1, VAR, 2.669%, 03/20/35	216,050
	Banc of America Mortgage Trust,
15,456	Series 2003-8, Class APO, PO, 11/25/33	13,105
90,019	Series 2004-3, Class 1A26, 5.500%, 04/25/34	91,353
11,569	Series 2004-4, Class APO, PO, 05/25/34	9,775
290,852	Series 2004-5, Class 2A2, 5.500%, 06/25/34	301,597
180,866	Series 2004-6, Class 2A5, PO, 07/25/34	149,737
40,654	Series 2004-6, Class APO, PO, 07/25/34	33,518
34,775	Series 2004-7, Class 1A19, PO, 08/25/34	33,380
162,065	Series 2004-J, Class 3A1, VAR, 2.654%, 11/25/34	160,625
	BCAP LLC Trust,
149,579	Series 2011-RR5, Class 11A3, VAR, 0.314%, 05/28/36 (e)	138,907
53,623	Series 2011-RR5, Class 14A3, VAR, 2.663%, 07/26/36 (e)	53,388
	Bear Stearns ARM Trust,
58,888	Series 2003-7, Class 3A, VAR, 2.467%, 10/25/33	57,911
121,823	Series 2005-5, Class A1, VAR, 2.210%, 08/25/35	121,888
389,173	Series 2006-1, Class A1, VAR, 2.369%, 02/25/36	384,920
87,918	CAM Mortgage Trust, Series 2013-1, Class A, VAR, 3.967%, 11/25/57 (e) (i)	87,533
	CHL Mortgage Pass-Through Trust,
139,659	Series 2003-26, Class 1A6, 3.500%, 08/25/33	139,404

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
19,448	Series 2003-J7, Class 4A3, IF, 9.560%, 08/25/18	20,320
81,686	Series 2004-7, Class 2A1, VAR, 2.692%, 06/25/34	78,531
50,883	Series 2004-HYB1, Class 2A, VAR, 2.660%, 05/20/34	47,790
68,595	Series 2004-HYB3, Class 2A, VAR, 2.500%, 06/20/34	64,170
83,608	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	85,720
8,420	Series 2004-J8, Class POA, PO, 11/25/19	7,843
214,113	Series 2005-16, Class A23, 5.500%, 09/25/35	202,860
338,326	Series 2005-22, Class 2A1, VAR, 2.586%, 11/25/35	275,938
	Citigroup Mortgage Loan Trust,
97,747	2.110%, 01/12/18	97,990
310,692	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	319,563
	Citigroup Mortgage Loan Trust, Inc.,
12,656	Series 2003-UP3, Class A3, 7.000%, 09/25/33	13,105
16,482	Series 2003-UST1, Class A1, 5.500%, 12/25/18	17,108
5,519	Series 2003-UST1, Class PO1, PO, 12/25/18	5,107
5,157	Series 2003-UST1, Class PO3, PO, 12/25/18	4,814
112,636	Series 2005-1, Class 2A1A, VAR, 2.649%, 04/25/35	88,431
8,499	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	7,900
	CSMC,
198,148	Series 2010-11R, Class A6, VAR, 1.168%, 06/28/47 (e)	189,265
54,443	Series 2011-7R, Class A1, VAR, 1.417%, 08/28/47 (e)	54,334
155,126	Series 2011-9R, Class A1, VAR, 2.167%, 03/27/46 (e)	155,435
90,284	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	91,272
273,873	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	239,599
	First Horizon Mortgage Pass-Through Trust,
240,611	Series 2004-AR7, Class 2A2, VAR, 2.559%, 02/25/35	241,619

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
180,164	Series 2005-AR1, Class 2A2, VAR, 2.654%, 04/25/35	180,219
	GMACM Mortgage Loan Trust,
142,243	Series 2003-AR1, Class A4, VAR, 2.965%, 10/19/33	144,213
133,890	Series 2004-J5, Class A7, 6.500%, 01/25/35	142,475
603,405	Series 2005-AR3, Class 3A4, VAR, 2.989%, 06/19/35	578,234
	GSR Mortgage Loan Trust,
137,282	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	140,925
384,294	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	406,923
83,597	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	82,595
73,610	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 0.515%, 05/25/36	72,541
1,375,575	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.000%, 08/25/35	1,720
138,718	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.550%, 11/25/33	139,609
85,164	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.644%, 04/21/34	87,223
	MASTR Alternative Loan Trust,
103,204	Series 2003-9, Class 8A1, 6.000%, 01/25/34	105,981
220,389	Series 2004-4, Class 10A1, 5.000%, 05/25/24	228,366
208,349	Series 2004-6, Class 7A1, 6.000%, 07/25/34	213,810
27,928	Series 2004-7, Class 30PO, PO, 08/25/34	21,562
154,806	Series 2004-8, Class 6A1, 5.500%, 09/25/19	161,156
108,893	Series 2004-10, Class 1A1, 4.500%, 09/25/19	111,102
	MASTR Asset Securitization Trust,
298,386	Series 2003-11, Class 9A6, 5.250%, 12/25/33	310,916
20,106	Series 2003-12, Class 15PO, PO, 12/25/18	18,487
42,773	Series 2004-6, Class 15PO, PO, 07/25/19	39,669
23,301	Series 2004-8, Class PO, PO, 08/25/19	21,651
82,453	Series 2004-10, Class 15PO, PO, 10/25/19	76,122
148,791	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	119,033

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
69,075	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.485%, 02/25/35	65,827
56,364	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	57,606
430,464	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	87,119
	RALI Trust,
50,398	Series 2002-QS8, Class A5, 6.250%, 06/25/17	51,333
864,336	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	894,033
15,142	Series 2003-QS3, Class A2, IF, 16.138%, 02/25/18	16,477
28,363	Series 2003-QS3, Class A8, IF, IO, 7.435%, 02/25/18	1,391
106,012	Series 2003-QS9, Class A3, IF, IO, 7.385%, 05/25/18	11,929
143,085	Series 2003-QS14, Class A1, 5.000%, 07/25/18	145,749
45,473	Series 2003-QS18, Class A1, 5.000%, 09/25/18	46,665
11,210	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	11,481
161,813	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 2.847%, 09/25/35	133,872
5,150	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	5,285
	Salomon Brothers Mortgage Securities VII, Inc.,
83,539	Series 2003-HYB1, Class A, VAR, 2.618%, 09/25/33	84,039
3,447	Series 2003-UP2, Class PO1, PO, 12/25/18	3,096
	Springleaf Mortgage Loan Trust,
52,234	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	54,284
81,556	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	83,083
263,174	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	262,514
124,000	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	119,960
108,000	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	105,025
196,967	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	196,414
125,000	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	122,925

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
256,686	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.813%, 06/25/34	255,520
122,932	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, 5.500%, 10/25/33	125,776
	WaMu Mortgage Pass-Through Certificates Trust,
24,013	Series 2003-AR8, Class A, VAR, 2.422%, 08/25/33	24,047
108,025	Series 2003-AR9, Class 1A6, VAR, 2.423%, 09/25/33	108,999
6,856	Series 2003-S4, Class 3A, 5.500%, 06/25/33	6,890
40,151	Series 2004-AR3, Class A2, VAR, 2.449%, 06/25/34	40,351
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
1,506,588	Series 2005-2, Class 1A4, IF, IO, 4.885%, 04/25/35	212,887
437,682	Series 2005-2, Class 2A3, IF, IO, 4.835%, 04/25/35	54,184
405,883	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	109,151
383,218	Series 2005-4, Class CB7, 5.500%, 06/25/35	353,473
22,301	Series 2005-4, Class DP, PO, 06/25/20	19,921
131,851	Series 2005-6, Class 2A4, 5.500%, 08/25/35	120,799
	Wells Fargo Mortgage-Backed Securities Trust,
33,061	Series 2003-K, Class 1A1, VAR, 2.490%, 11/25/33	33,461
66,122	Series 2003-K, Class 1A2, VAR, 2.490%, 11/25/33	67,467
76,089	Series 2004-EE, Class 3A1, VAR, 2.703%, 12/25/34	76,371
206,140	Series 2004-P, Class 2A1, VAR, 2.613%, 09/25/34	208,094
117,795	Series 2005-AR8, Class 2A1, VAR, 2.659%, 06/25/35	119,387
87,862	Series 2005-AR16, Class 2A1, VAR, 2.645%, 02/25/34	88,564

		16,895,809

	Total Collateralized Mortgage Obligations (Cost $52,638,405)	56,377,259

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — 2.6%
	A10 Securitization LLC,
250,000	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	249,164
287,000	Series 2013-2, Class A, 2.620%, 11/15/27 (e)	287,000
250,000	Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 07/10/46	271,004
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	130,765
125,000	Series 2005-3, Class AM, 4.727%, 07/10/43	129,870
133,555	Series 2005-6, Class ASB, VAR, 5.184%, 09/10/47	133,690
	BB-UBS Trust,
100,000	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	91,655
100,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	94,200
	Bear Stearns Commercial Mortgage Securities Trust,
245,996	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	255,838
60,500	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	61,248
360,000	Series 2006-PW11, Class A4, VAR, 5.439%, 03/11/39	387,787
11,395,545	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.168%, 12/11/49 (e)	108,770
100,000	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	104,113
125,000	COMM Mortgage Trust, Series 2013-SFS, Class A2, VAR, 2.987%, 04/12/35 (e)	115,128
565,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class A4, VAR, 5.465%, 02/15/39	608,732
100,000	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	105,068
154,957	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	156,509
122,000	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	122,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

26,581	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A4, 4.404%, 01/12/39	26,585
	LB-UBS Commercial Mortgage Trust,
24,029	Series 2004-C2, Class A4, 4.367%, 03/15/36	24,070
75,000	Series 2005-C1, Class A4, 4.742%, 02/15/30	76,993
60,715	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	61,023
3,403,451	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.128%, 12/15/43 (e)	43,993
48,790	Morgan Stanley Re-REMIC Trust, Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	49,415
698,787	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	717,888
201,973	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.565%, 08/15/39	207,539
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	110,207
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	102,800
200,000	VNO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	204,438
68,454	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	68,491
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	115,741

	Total Commercial Mortgage-Backed Securities (Cost $5,048,794)	5,221,774

Corporate Bonds — 16.2%
	Consumer Discretionary — 1.2%
	Automobiles — 0.1%
150,000	Daimler Finance North America LLC, 1.875%, 01/11/18 (e)	147,756

	Household Durables — 0.0% (g)
50,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	52,443

	Media — 1.0%
	CBS Corp.,
21,000	5.750%, 04/15/20	23,573
100,000	7.875%, 07/30/30	124,418

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — Continued
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	101,679
	Comcast Corp.,
87,000	4.250%, 01/15/33	80,816
50,000	5.900%, 03/15/16	55,220
50,000	6.450%, 03/15/37	58,027
30,000	6.500%, 01/15/17	34,368
35,000	6.500%, 11/15/35	40,824
	COX Communications, Inc.,
9,000	5.450%, 12/15/14	9,405
20,000	8.375%, 03/01/39 (e)	24,256
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
125,000	4.600%, 02/15/21	129,086
67,000	5.000%, 03/01/21	70,384
125,000	6.000%, 08/15/40	123,437
78,000	Discovery Communications LLC, 4.375%, 06/15/21	80,600
100,000	Historic TW, Inc., 9.150%, 02/01/23	132,608
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	82,038
	News America, Inc.,
50,000	6.650%, 11/15/37	58,363
50,000	7.250%, 05/18/18	60,391
150,000	7.300%, 04/30/28	175,596
84,000	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	83,687
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	46,268
50,000	6.750%, 07/01/18	56,072
50,000	7.300%, 07/01/38	49,859
70,000	8.250%, 02/14/14	70,606
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	57,509
25,000	8.375%, 07/15/33	27,237
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	37,323
75,000	6.200%, 03/15/40	82,625
7,000	6.250%, 03/29/41	7,773
15,000	6.500%, 11/15/36	16,948
	Viacom, Inc.,
13,000	1.250%, 02/27/15	13,065
22,000	3.250%, 03/15/23	20,377
43,000	3.875%, 12/15/21	42,735
20,000	4.500%, 02/27/42	17,063

		2,094,236

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
18,000	4.375%, 09/01/23	18,068
9,000	5.125%, 01/15/42	8,588

		26,656

	Specialty Retail — 0.1%
30,000	Gap, Inc. (The), 5.950%, 04/12/21	33,149
70,000	Home Depot, Inc. (The), 5.400%, 03/01/16	76,782
75,000	Lowe’s Cos., Inc., Series B, 7.110%, 05/15/37	92,542

		202,473

	Total Consumer Discretionary	2,523,564

	Consumer Staples — 0.6%
	Beverages — 0.2%
125,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	156,082
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	108,416
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	21,651
15,000	FBG Finance Pty Ltd., (Australia), 5.125%, 06/15/15 (e)	15,915
40,000	SABMiller plc, (United Kingdom), 5.700%, 01/15/14 (e)	40,077

		342,141

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
36,000	4.000%, 12/05/23	35,924
16,000	5.300%, 12/05/43	16,547
60,000	5.750%, 05/15/41	65,482
30,000	6.125%, 09/15/39	34,023
	Kroger Co. (The),
18,000	5.400%, 07/15/40	17,812
25,000	7.500%, 04/01/31	30,348
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	87,565

		287,701

	Food Products — 0.3%
25,000	Archer-Daniels-Midland Co., 5.935%, 10/01/32	27,675
55,000	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	67,567
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	29,480
10,000	ConAgra Foods, Inc., 2.100%, 03/15/18	9,890
	Kellogg Co.,
13,000	1.750%, 05/17/17	12,985
22,000	3.125%, 05/17/22	20,858

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Food Products — Continued
	Kraft Foods Group, Inc.,
66,000	5.375%, 02/10/20	74,461
122,000	6.125%, 08/23/18	142,206
100,000	6.875%, 01/26/39	121,784

		506,906

	Household Products — 0.0% (g)
67,129	Procter & Gamble — ESOP, Series A, 9.360%, 01/01/21	85,599

	Total Consumer Staples	1,222,347

	Energy — 1.2%
	Energy Equipment & Services — 0.1%
54,000	Halliburton Co., 3.500%, 08/01/23	52,346
5,000	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	4,888
	Transocean, Inc., (Cayman Islands),
18,000	6.375%, 12/15/21	20,227
75,000	6.500%, 11/15/20	85,646
14,000	7.350%, 12/15/41	16,884

		179,991

	Oil, Gas & Consumable Fuels — 1.1%
50,000	Apache Corp., 6.900%, 09/15/18	60,099
	BP Capital Markets plc, (United Kingdom),
71,000	2.750%, 05/10/23	64,830
150,000	4.742%, 03/11/21	164,079
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	113,825
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	12,191
31,000	4.450%, 09/15/42	27,914
20,000	Chevron Corp., 2.427%, 06/24/20	19,461
	ConocoPhillips,
25,000	5.750%, 02/01/19	28,869
120,000	6.000%, 01/15/20	140,774
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	83,915
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	44,817
21,000	4.750%, 05/15/42	19,473
15,000	EOG Resources, Inc., 2.625%, 03/15/23	13,647
50,000	Kerr-McGee Corp., 7.875%, 09/15/31	62,567
51,000	Magellan Midstream Partners LP, 5.150%, 10/15/43	50,270
150,000	Marathon Oil Corp., 6.000%, 10/01/17	169,992
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	90,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
56,000	Petrobras Global Finance B.V., (Netherlands), 4.375%, 05/20/23	49,890
	Petrobras International Finance Co., (Cayman Islands),
45,000	5.375%, 01/27/21	44,657
25,000	7.875%, 03/15/19	28,319
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	71,812
	Spectra Energy Capital LLC,
47,000	3.300%, 03/15/23	41,624
50,000	5.650%, 03/01/20	54,446
45,000	7.500%, 09/15/38	51,745
50,000	8.000%, 10/01/19	59,558
	Spectra Energy Partners LP,
34,000	2.950%, 09/25/18	34,463
25,000	5.950%, 09/25/43	26,726
	Statoil ASA, (Norway),
143,000	2.650%, 01/15/24	128,986
50,000	3.125%, 08/17/17	52,487
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	54,138
	Talisman Energy, Inc., (Canada),
45,000	5.500%, 05/15/42	42,385
5,000	5.850%, 02/01/37	4,831
10,000	6.250%, 02/01/38	10,169
40,000	7.750%, 06/01/19	47,907
28,000	Total Capital International S.A., (France), 1.550%, 06/28/17	28,006
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	154,547
	TransCanada PipeLines Ltd., (Canada),
50,000	6.500%, 08/15/18	58,844
50,000	7.125%, 01/15/19	60,436

		2,273,199

	Total Energy	2,453,190

	Financials — 7.8%
	Capital Markets — 2.1%
60,000	Ameriprise Financial, Inc., 4.000%, 10/15/23	59,822
	Bank of New York Mellon Corp. (The),
75,000	2.950%, 06/18/15	77,640
55,000	4.600%, 01/15/20	59,270
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	82,338
130,000	Series 2, 5.000%, 12/10/19	146,782
65,000	6.250%, 09/15/17	75,418

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
100,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	111,254
150,000	Credit Suisse, (Switzerland), 5.500%, 05/01/14	152,445
50,000	Credit Suisse USA, Inc., 4.875%, 01/15/15	52,239
	Goldman Sachs Group, Inc. (The),
75,000	3.625%, 02/07/16	78,711
20,000	3.700%, 08/01/15	20,826
150,000	5.150%, 01/15/14	150,266
23,000	5.250%, 07/27/21	25,181
156,000	5.375%, 03/15/20	173,492
100,000	5.500%, 11/15/14	104,225
150,000	5.950%, 01/18/18	170,541
75,000	5.950%, 01/15/27	79,648
100,000	6.250%, 09/01/17	114,486
80,000	6.750%, 10/01/37	89,004
125,000	7.500%, 02/15/19	152,246
29,000	Invesco Finance plc, (United Kingdom), 4.000%, 01/30/24	28,744
	Jefferies Group LLC,
55,000	3.875%, 11/09/15	57,382
110,000	6.450%, 06/08/27	114,298
100,000	8.500%, 07/15/19	122,000
	Macquarie Bank Ltd., (Australia),
62,000	2.000%, 08/15/16 (e)	62,705
223,000	5.000%, 02/22/17 (e)	241,830
50,000	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	51,831
	Merrill Lynch & Co., Inc.,
120,000	5.450%, 07/15/14	123,115
135,000	6.400%, 08/28/17	155,642
90,000	6.875%, 04/25/18	106,413
	Morgan Stanley,
100,000	4.200%, 11/20/14	103,180
100,000	4.750%, 04/01/14	100,795
35,000	5.500%, 07/28/21	39,111
200,000	5.625%, 09/23/19	227,337
130,000	5.950%, 12/28/17	148,528
65,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	74,534
	State Street Corp.,
24,000	3.100%, 05/15/23	22,315
77,000	3.700%, 11/20/23	76,395
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	258,464

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
100,000	5.750%, 04/25/18	114,805

		4,205,258

	Commercial Banks — 1.7%
	Bank of Nova Scotia, (Canada),
100,000	2.550%, 01/12/17	103,711
82,000	3.400%, 01/22/15	84,596
	Barclays Bank plc, (United Kingdom),
106,000	2.750%, 02/23/15	108,394
100,000	5.200%, 07/10/14	102,497
150,000	6.050%, 12/04/17 (e)	167,698
	BB&T Corp.,
100,000	3.950%, 04/29/16	106,457
50,000	4.900%, 06/30/17	54,714
50,000	5.700%, 04/30/14	50,862
200,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands), 3.200%, 03/11/15 (e)	206,225
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (i)	102,375
	HSBC Bank plc, (United Kingdom),
100,000	3.500%, 06/28/15 (e)	104,232
111,000	4.125%, 08/12/20 (e)	117,448
	National Australia Bank Ltd., (Australia),
200,000	2.750%, 09/28/15 (e)	207,096
100,000	3.750%, 03/02/15 (e)	103,726
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	168,474
25,000	5.250%, 11/15/15	26,847
25,000	5.625%, 02/01/17	27,750
25,000	6.700%, 06/10/19	30,029
80,000	Royal Bank of Canada, (Canada), 2.000%, 10/01/18	79,585
72,000	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	74,684
	U.S. Bancorp,
90,000	2.450%, 07/27/15	92,530
100,000	7.500%, 06/01/26	122,949
	Wachovia Bank N.A.,
250,000	6.000%, 11/15/17	288,475
250,000	VAR, 0.573%, 03/15/16	248,797
50,000	Wachovia Corp., 5.750%, 02/01/18	57,654
	Wells Fargo & Co.,
284,000	5.606%, 01/15/44 (e)	294,987
200,000	SUB, 3.676%, 06/15/16	212,949

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	67,767
121,000	4.875%, 11/19/19	134,266

		3,547,774

	Consumer Finance — 0.9%
50,000	American Express Co., 7.000%, 03/19/18	59,742
	American Honda Finance Corp.,
200,000	1.600%, 02/16/18 (e)	196,959
33,000	2.125%, 10/10/18	32,864
	Capital One Financial Corp.,
110,000	3.500%, 06/15/23	103,258
185,000	7.375%, 05/23/14	189,764
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	90,934
100,000	7.050%, 10/01/18	120,649
50,000	7.150%, 02/15/19	61,462
200,000	Ford Motor Credit Co. LLC, 3.984%, 06/15/16	212,680
	HSBC Finance Corp.,
150,000	5.000%, 06/30/15	158,508
150,000	5.250%, 01/15/14	150,296
50,000	7.350%, 11/27/32	57,908
100,000	VAR, 0.494%, 01/15/14	100,001
100,000	HSBC USA, Inc., 1.625%, 01/16/18	98,606
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	38,030
42,000	3.150%, 10/15/21	41,411
	Toyota Motor Credit Corp.,
100,000	2.000%, 09/15/16	102,861
87,000	3.200%, 06/17/15	90,475

		1,906,408

	Diversified Financial Services — 1.9%
	Bank of America Corp.,
50,000	2.000%, 01/11/18	49,911
295,000	Series L, 5.650%, 05/01/18	335,789
245,000	5.750%, 12/01/17	278,838
50,000	6.500%, 08/01/16	56,455
200,000	7.375%, 05/15/14	204,978
25,000	7.625%, 06/01/19	31,008
	Citigroup, Inc.,
100,000	1.250%, 01/15/16	100,332
60,000	2.250%, 08/07/15	61,247
22,000	4.500%, 01/14/22	23,314
150,000	4.700%, 05/29/15	157,912

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
30,000	4.750%, 05/19/15	31,568
300,000	5.000%, 09/15/14	308,545
36,000	5.375%, 08/09/20	40,955
58,000	5.500%, 09/13/25	61,088
5,000	6.000%, 08/15/17	5,699
101,000	6.010%, 01/15/15	106,357
100,000	8.125%, 07/15/39	140,269
45,000	8.500%, 05/22/19	57,671
	CME Group, Inc.,
16,000	5.300%, 09/15/43	16,744
70,000	5.750%, 02/15/14	70,422
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	82,762
	General Electric Capital Corp.,
200,000	Series A, 4.750%, 09/15/14	206,268
305,000	5.500%, 01/08/20	349,275
285,000	5.625%, 05/01/18	327,285
100,000	5.875%, 01/14/38	113,911
115,000	5.900%, 05/13/14	117,326
200,000	6.750%, 03/15/32	247,661
	IntercontinentalExchange Group, Inc.,
23,000	2.500%, 10/15/18	23,169
59,000	4.000%, 10/15/23	59,350
50,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	67,619
	Shell International Finance B.V., (Netherlands),
42,000	1.125%, 08/21/17	41,421
60,000	6.375%, 12/15/38	74,520

		3,849,669

	Insurance — 0.8%
35,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	37,331
	Aflac, Inc.,
63,000	3.625%, 06/15/23	60,983
25,000	6.450%, 08/15/40	29,415
20,000	8.500%, 05/15/19	25,544
31,000	Allstate Corp. (The), 3.150%, 06/15/23	29,399
59,000	American International Group, Inc., 4.125%, 02/15/24	58,658
	Aon Corp.,
40,000	3.125%, 05/27/16	41,715
23,000	3.500%, 09/30/15	24,005
18,000	6.250%, 09/30/40	20,583
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	34,199

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Insurance — Continued
62,000	4.300%, 05/15/43	55,838
50,000	5.400%, 05/15/18	57,511
100,000	5.750%, 01/15/40	110,619
75,000	CNA Financial Corp., 5.875%, 08/15/20	85,502
27,000	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	28,317
20,000	Lincoln National Corp., 4.850%, 06/24/21	21,482
100,000	MassMutual Global Funding II, 3.125%, 04/14/16 (e)	104,676
	Metropolitan Life Global Funding I,
100,000	1.700%, 06/29/15 (e)	101,503
175,000	3.650%, 06/14/18 (e)	184,505
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	105,175
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	104,568
35,000	Principal Life Income Funding Trusts, 5.100%, 04/15/14	35,467
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	188,281
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	28,799

		1,574,075

	Real Estate Investment Trusts (REITs) — 0.4%
40,000	American Tower Corp., 3.500%, 01/31/23	36,470
	CommonWealth REIT,
75,000	5.875%, 09/15/20	77,161
100,000	6.650%, 01/15/18	109,041
92,000	HCP, Inc., 5.375%, 02/01/21	100,149
37,000	Health Care REIT, Inc., 4.500%, 01/15/24	36,532
27,000	ProLogis LP, 4.250%, 08/15/23	26,672
	Simon Property Group LP,
8,000	4.200%, 02/01/15	8,235
20,000	4.375%, 03/01/21	21,147
50,000	5.625%, 08/15/14	51,184
50,000	5.650%, 02/01/20	56,849
45,000	6.100%, 05/01/16	49,694
30,000	6.750%, 05/15/14	30,210
102,000	WEA Finance LLC/WT Finance Aust Pty Ltd., 6.750%, 09/02/19 (e)	121,278

		724,622

	Total Financials	15,807,806

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care — 0.4%
	Biotechnology — 0.1%
	Amgen, Inc.,
25,000	4.500%, 03/15/20	26,805
100,000	5.150%, 11/15/41	99,629
40,000	5.700%, 02/01/19	46,096
82,000	5.750%, 03/15/40	87,856
49,000	Celgene Corp., 3.250%, 08/15/22	46,391

		306,777

	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,055

	Health Care Providers & Services — 0.1%
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	30,968
50,000	UnitedHealth Group, Inc., 6.625%, 11/15/37	60,493
	WellPoint, Inc.,
47,000	2.300%, 07/15/18	46,627
18,000	3.300%, 01/15/23	16,798
18,000	4.650%, 01/15/43	16,664

		171,550

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
45,000	1.750%, 11/06/17	44,923
22,000	2.900%, 11/06/22	20,562
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	35,733
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	50,558
63,000	Merck & Co., Inc., 2.800%, 05/18/23	58,324
80,000	Novartis Capital Corp., 4.125%, 02/10/14	80,296
	Zoetis, Inc.,
14,000	1.875%, 02/01/18	13,885
9,000	4.700%, 02/01/43	8,412

		312,693

	Total Health Care	801,075

	Industrials — 0.8%
	Aerospace & Defense — 0.1%
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	52,828
32,000	EADS Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	29,347

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Aerospace & Defense — Continued
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	33,858
30,000	4.850%, 09/15/41	29,482
100,000	United Technologies Corp., 6.125%, 02/01/19	118,040

		263,555

	Air Freight & Logistics — 0.0% (g)
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	45,277

	Airlines — 0.1%
26,000	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	25,350
27,403	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	28,979
42,585	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	45,885

		100,214

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
35,000	3.500%, 07/15/22	30,466
17,000	4.125%, 06/15/23	15,087
28,000	4.875%, 07/15/42	21,070
21,000	Republic Services, Inc., 3.550%, 06/01/22	20,249
43,000	Waste Management, Inc., 4.750%, 06/30/20	46,759

		133,631

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., 2.875%, 05/08/22	21,733
44,000	Fluor Corp., 3.375%, 09/15/21	42,887

		64,620

	Industrial Conglomerates — 0.1%
44,000	Danaher Corp., 3.900%, 06/23/21	45,526
65,000	General Electric Co., 5.250%, 12/06/17	73,576
22,000	Koninklijke Philips N.V., (Netherlands), 5.750%, 03/11/18	25,169

		144,271

	Machinery — 0.0% (g)
80,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	68,461
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	28,320

		96,781

	Road & Rail — 0.4%
	Burlington Northern Santa Fe LLC,
50,000	3.000%, 03/15/23	46,563

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
25,000	3.600%, 09/01/20	25,361
25,000	4.375%, 09/01/42	22,336
77,000	5.150%, 09/01/43	78,223
75,000	5.400%, 06/01/41	77,791
100,000	5.650%, 05/01/17	112,151
85,000	5.750%, 05/01/40	93,279
	CSX Corp.,
33,000	4.250%, 06/01/21	34,458
50,000	5.500%, 04/15/41	52,584
25,000	7.375%, 02/01/19	30,330
	ERAC USA Finance LLC,
45,000	4.500%, 08/16/21 (e)	46,897
12,000	5.625%, 03/15/42 (e)	12,256
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	58,899
78,000	6.000%, 05/23/11 †	82,588
27,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 07/17/18 (e)	27,159
35,000	Ryder System, Inc., 3.600%, 03/01/16	36,515

		837,390

	Total Industrials	1,685,739

	Information Technology — 1.0%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	88,011
75,000	5.900%, 02/15/39	83,383

		171,394

	Computers & Peripherals — 0.3%
	Apple, Inc.,
142,000	2.400%, 05/03/23	127,688
69,000	VAR, 0.492%, 05/03/18	68,883
25,000	Dell, Inc., 7.100%, 04/15/28	22,000
	EMC Corp.,
40,000	1.875%, 06/01/18	39,546
50,000	3.375%, 06/01/23	48,040
	Hewlett-Packard Co.,
24,000	4.300%, 06/01/21	24,325
20,000	4.650%, 12/09/21	20,593
75,000	4.750%, 06/02/14	76,201
98,000	6.000%, 09/15/41	98,189

		525,465

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
13,000	3.000%, 03/01/18	13,007
25,000	3.375%, 11/01/15	25,872
8,000	4.500%, 03/01/23	7,694
25,000	6.000%, 04/01/20	26,661
80,000	6.875%, 06/01/18	90,643
7,000	7.500%, 01/15/27	8,039

		171,916

	IT Services — 0.2%
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	56,256
	International Business Machines Corp.,
174,000	1.625%, 05/15/20	163,165
169,000	4.000%, 06/20/42	150,904
50,000	6.220%, 08/01/27	59,137

		429,462

	Office Electronics — 0.0% (g)
	Xerox Corp.,
17,000	4.500%, 05/15/21	17,498
35,000	5.625%, 12/15/19	38,595
50,000	6.750%, 02/01/17	56,788

		112,881

	Semiconductors & Semiconductor Equipment — 0.1%
110,000	National Semiconductor Corp., 6.600%, 06/15/17	128,552

	Software — 0.2%
	Microsoft Corp.,
75,000	1.625%, 09/25/15	76,562
108,000	2.375%, 05/01/23	97,708
	Oracle Corp.,
50,000	5.250%, 01/15/16	54,580
50,000	5.750%, 04/15/18	57,779
100,000	6.500%, 04/15/38	121,835

		408,464

	Total Information Technology	1,948,134

	Materials — 0.5%
	Chemicals — 0.3%
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	38,554
	E.I. du Pont de Nemours & Co.,
58,000	1.950%, 01/15/16	59,183
25,000	4.900%, 01/15/41	24,650

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	23,493
71,000	4.250%, 11/15/23	70,119
8,000	4.875%, 11/15/41	7,243
36,000	5.450%, 11/15/33	36,679
22,000	5.625%, 11/15/43	22,319
10,000	Potash Corp. of Saskatchewan, Inc., (Canada), 3.250%, 12/01/17	10,435
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	14,593
50,000	9.000%, 05/01/21	64,067
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	115,803
80,000	7.750%, 10/01/96	87,350

		574,488

	Construction Materials — 0.0% (g)
18,000	CRH America, Inc., 6.000%, 09/30/16	20,108

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
44,000	3.850%, 09/30/23	44,191
40,000	5.400%, 03/29/17	44,798
80,000	6.500%, 04/01/19	95,912
55,000	Freeport-McMoRan Copper & Gold, Inc., 3.875%, 03/15/23	52,010
13,000	Nucor Corp., 4.000%, 08/01/23	12,690
	Rio Tinto Finance USA Ltd., (Australia),
12,000	3.500%, 11/02/20	12,251
60,000	8.950%, 05/01/14	61,630
29,000	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	28,989

		352,471

	Total Materials	947,067

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.2%
	AT&T, Inc.,
140,000	3.875%, 08/15/21	141,834
10,000	4.300%, 12/15/42	8,482
205,000	5.350%, 09/01/40	202,834
100,000	5.500%, 02/01/18	112,568
45,000	6.300%, 01/15/38	49,736
145,000	BellSouth Corp., 5.200%, 09/15/14	149,729
98,484	BellSouth Telecommunications LLC, 6.300%, 12/15/15	103,258

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
100,000	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/18	126,613
50,000	Centel Capital Corp., 9.000%, 10/15/19	59,280
	CenturyLink, Inc.,
90,000	Series S, 6.450%, 06/15/21	93,600
50,000	Series P, 7.600%, 09/15/39	44,500
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.654%, 06/15/30	98,755
200,000	GTE Corp., 6.840%, 04/15/18	232,951
125,000	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	131,558
35,000	Orange S.A., (France), 2.750%, 09/14/16	36,346
	Telefonica Emisiones S.A.U., (Spain),
19,000	5.462%, 02/16/21	20,048
25,000	5.877%, 07/15/19	27,877
	Verizon Communications, Inc.,
16,000	2.500%, 09/15/16	16,545
106,000	4.500%, 09/15/20	113,480
84,000	6.400%, 09/15/33	96,610
90,000	6.400%, 02/15/38	101,067
200,000	7.750%, 12/01/30	255,449
	Verizon Pennsylvania LLC,
100,000	8.350%, 12/15/30	118,890
50,000	8.750%, 08/15/31	61,784

		2,403,794

	Wireless Telecommunication Services — 0.2%
40,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	40,782
	Rogers Communications, Inc., (Canada),
80,000	4.100%, 10/01/23	80,151
70,000	6.375%, 03/01/14	70,668
50,000	6.800%, 08/15/18	59,592
25,000	8.750%, 05/01/32	32,411
	Vodafone Group plc, (United Kingdom),
50,000	1.500%, 02/19/18	48,749
50,000	1.625%, 03/20/17	49,982
50,000	5.000%, 09/15/15	53,465

		435,800

	Total Telecommunication Services	2,839,594

	Utilities — 1.3%
	Electric Utilities — 1.0%
62,000	Alabama Power Co., 6.125%, 05/15/38	73,275
9,000	Arizona Public Service Co., 4.500%, 04/01/42	8,618

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	41,821
75,000	5.100%, 04/15/18	84,509
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	73,097
25,000	Duke Energy Progress, Inc., 5.300%, 01/15/19	28,435
	Florida Power & Light Co.,
55,000	5.950%, 10/01/33	64,759
30,000	5.950%, 02/01/38	35,155
25,000	Georgia Power Co., 5.950%, 02/01/39	27,628
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	18,966
100,000	Hydro-Quebec, (Canada), Series IO, 8.050%, 07/07/24	133,195
	Kansas City Power & Light Co.,
24,000	3.150%, 03/15/23	22,256
50,000	5.300%, 10/01/41	50,033
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	44,218
25,000	Northern States Power Co., 6.250%, 06/01/36	30,156
40,000	Ohio Power Co., 6.050%, 05/01/18	45,725
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	35,256
25,000	7.000%, 09/01/22	29,825
	Pacific Gas & Electric Co.,
24,000	4.500%, 12/15/41	22,564
75,000	5.625%, 11/30/17	84,973
100,000	6.050%, 03/01/34	114,550
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	93,057
35,000	Progress Energy, Inc., 4.400%, 01/15/21	36,936
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	18,093
175,000	Public Service Co. of Oklahoma, Series G, 6.625%, 11/15/37	202,391
28,000	Public Service Electric & Gas Co., 5.375%, 11/01/39	30,565
53,000	Southern California Edison Co., Series C, 3.500%, 10/01/23	51,943
50,000	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	63,729
200,000	State Grid Overseas Investment Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	193,997
	Virginia Electric and Power Co.,
50,000	5.400%, 04/30/18	56,750

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
70,000	5.950%, 09/15/17	80,715
70,000	6.350%, 11/30/37	84,369
20,000	Xcel Energy, Inc., 6.500%, 07/01/36	23,827

		2,005,386

	Gas Utilities — 0.0% (g)
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	20,797
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	28,695

		49,492

	Independent Power Producers & Energy Traders — 0.1%
	Exelon Generation Co. LLC,
78,000	4.000%, 10/01/20	77,970
29,000	5.750%, 10/01/41	27,778
37,000	PSEG Power LLC, 5.125%, 04/15/20	40,350

		146,098

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
37,000	3.500%, 09/15/21	36,811
42,000	4.400%, 06/01/43	37,870
96,000	5.875%, 03/15/41	105,296
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	43,124
	Sempra Energy,
62,000	4.050%, 12/01/23	61,221
100,000	6.500%, 06/01/16	112,520

		396,842

	Total Utilities	2,597,818

	Total Corporate Bonds (Cost $31,455,690)	32,826,334

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	77,467
200,000	2.950%, 02/05/15	205,572
58,000	United Mexican States, (Mexico), 4.000%, 10/02/23	57,420

	Total Foreign Government Securities (Cost $332,677)	340,459

Mortgage Pass-Through Securities — 7.7%
	Federal Home Loan Mortgage Corp.,
65,000	ARM, 2.256%, 01/01/27	69,326
19,787	ARM, 2.321%, 04/01/30	21,149
120,864	ARM, 2.459%, 03/01/35	128,508
117,174	ARM, 2.546%, 04/01/34	124,323
28,778	ARM, 4.799%, 01/01/37	30,864

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
21,313	4.500%, 08/01/18	22,595
3,307	5.000%, 04/01/14	3,497
164	5.500%, 03/01/14	173
300	6.000%, 04/01/14	301
100,843	6.500%, 06/01/14 - 02/01/19	107,081
695	8.500%, 11/01/15	698
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
25,223	6.000%, 12/01/22	27,856
52,073	6.500%, 11/01/22	57,981
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
99,533	5.500%, 10/01/33	109,622
181,103	6.000%, 04/01/26 - 02/01/39	200,157
262,225	6.500%, 11/01/25 - 11/01/34	292,121
90,588	7.000%, 04/01/35	105,832
5,382	8.500%, 07/01/28	6,342
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,898,734	3.500%, 04/01/33 - 06/01/42	1,887,451
471,532	4.000%, 06/01/42	480,623
67,984	7.000%, 07/01/29	76,210
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
20,330	10.000%, 01/01/20 - 09/01/20	21,464
342	12.000%, 07/01/19	347
	Federal National Mortgage Association,
423,859	ARM, 1.898%, 01/01/35	448,491
1,380	ARM, 1.903%, 03/01/19	1,403
8,015	ARM, 2.262%, 04/01/34	8,516
95,987	ARM, 2.277%, 07/01/33	101,959
119,398	ARM, 2.279%, 08/01/34	126,828
88,293	ARM, 2.323%, 01/01/34	93,100
111,478	ARM, 2.370%, 10/01/34	117,887
78,635	ARM, 2.405%, 05/01/35	82,760
88,960	ARM, 2.423%, 04/01/33	94,646
4,138	ARM, 3.775%, 03/01/29	4,394
	Federal National Mortgage Association, 15 Year, Single Family,
83,518	3.500%, 09/01/18 - 05/01/19	87,429
14,929	4.000%, 07/01/18	15,814
104,770	4.500%, 03/01/23 - 05/01/23	111,662
14,652	5.000%, 06/01/18	15,614
47,062	5.500%, 04/01/22	50,010
117,048	6.000%, 03/01/18 - 09/01/22	124,744

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
38,357	6.500%, 08/01/20	41,203
2,069	8.000%, 01/01/16	2,085
	Federal National Mortgage Association, 20 Year, Single Family,
47,975	4.500%, 01/01/25	50,793
327,777	5.000%, 11/01/23	355,599
89,200	6.500%, 03/01/19 - 12/01/22	99,188
	Federal National Mortgage Association, 30 Year, FHA/VA,
34,184	8.500%, 10/01/26 - 06/01/30	36,711
70,076	9.000%, 04/01/25	79,808
	Federal National Mortgage Association, 30 Year, Single Family,
227,668	3.000%, 09/01/31	216,435
56,753	4.500%, 04/01/38 - 05/01/39	60,069
121,572	5.000%, 09/01/35	131,974
41,335	5.500%, 01/01/38 - 06/01/38	45,377
128,142	6.000%, 01/01/29 - 03/01/33	143,978
385,132	6.500%, 09/01/25 - 11/01/36	430,652
1,583	7.000%, 08/01/32	1,712
23,009	7.500%, 03/01/30	25,213
104,950	8.000%, 03/01/27 - 11/01/28	124,955
	Federal National Mortgage Association, Other,
1,000,000	2.077%, 06/01/20	976,772
295,395	2.418%, 12/01/22	275,740
1,000,000	2.480%, 12/01/22 - 02/01/23	938,033
500,000	2.531%, 11/01/22	467,425
500,000	2.583%, 04/01/23	458,904
1,000,000	2.604%, 05/01/23	917,241
983,448	3.500%, 05/01/43	965,128
1,390,939	4.000%, 07/01/42	1,418,950
475,566	4.130%, 07/01/20	510,123
180,863	5.500%, 09/01/33 - 04/01/38	196,391
77,721	6.000%, 09/01/28	86,959
185,107	6.500%, 10/01/35	206,248
	Government National Mortgage Association II, 30 Year, Single Family,
3,490	7.500%, 12/20/26	4,131
70,400	8.000%, 11/20/26 - 01/20/27	84,330
2,482	8.500%, 05/20/25	2,853
	Government National Mortgage Association II, Other,
460,958	2.125%, 07/20/34 - 09/20/34	480,039
3,928	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	4,037

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Government National Mortgage Association, 30 Year, Single Family,
134,403	6.000%, 05/15/37 - 10/15/38	149,530
110,550	6.500%, 03/15/28 - 12/15/38	125,108
29,563	7.000%, 12/15/25 - 06/15/33	33,803
18,412	7.500%, 05/15/23 - 09/15/28	20,214
17,167	8.000%, 09/15/22 - 10/15/27	19,436
4,758	9.000%, 11/15/24	5,181
145,722	9.500%, 10/15/24	165,302

	Total Mortgage Pass-Through Securities (Cost $15,730,959)	15,617,408

Municipal Bonds — 0.2% (t)
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	149,088

	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	33,582
130,000	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	141,731

		175,313

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11	85,277

	Total Municipal Bonds (Cost $416,209)	409,678

U.S. Government Agency Securities — 13.7%
	Federal Home Loan Mortgage Corp.,
30,000	4.875%, 06/13/18	34,089
125,000	5.125%, 10/18/16	140,119
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	2,550,873
195,000	2.750%, 03/13/14	196,007
150,000	5.000%, 02/13/17	168,804
	Federal National Mortgage Association STRIPS,
6,000,000	Zero Coupon, 09/23/20	4,934,700
630,000	Zero Coupon, 03/23/28	336,729
100,000	Financing Corp. Fico, Series D-P, Zero Coupon, 09/26/19	86,343
2,000,000	Financing Corp. Fico STRIPS, Series 14P, Zero Coupon, 11/02/18	1,812,046
8,000,000	Financing Corp. STRIPS, Series 12P, Zero Coupon, 12/06/18	7,222,880

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
4,100,000	Residual Funding Corp. STRIPS, Zero Coupon, 07/15/20	3,421,770
2,000,000	Resolution Funding Corp. STRIPS, Zero Coupon, 01/15/20	1,706,588
	Tennessee Valley Authority,
33,000	4.625%, 09/15/60	29,516
100,000	5.250%, 09/15/39	106,731
5,000,000	Tennessee Valley Authority STRIPS, Zero Coupon, 07/15/16	4,835,875

	Total U.S. Government Agency Securities (Cost $22,881,059)	27,583,070

U.S. Treasury Obligations — 25.9%
	U.S. Treasury Bonds,
565,000	4.375%, 02/15/38	614,967
150,000	4.500%, 02/15/36	166,898
125,000	4.500%, 05/15/38	138,594
100,000	4.750%, 02/15/37	115,047
815,000	5.000%, 05/15/37	969,850
50,000	5.250%, 02/15/29	60,188
50,000	5.375%, 02/15/31	61,273
200,000	6.125%, 11/15/27	260,250
50,000	6.250%, 05/15/30	66,789
10,000	6.375%, 08/15/27	13,278
150,000	6.750%, 08/15/26	204,047
80,000	7.250%, 08/15/22	108,100
250,000	8.000%, 11/15/21	347,266
	U.S. Treasury Bonds STRIPS,
600,000	11/15/14	599,220
1,750,000	02/15/15	1,746,166
3,715,000	11/15/15	3,690,132
3,300,000	02/15/16 (m)	3,268,501
3,540,000	08/15/16	3,480,556
3,050,000	11/15/16	2,983,736
825,000	02/15/17	801,624
3,625,000	08/15/17	3,474,932
2,900,000	11/15/17 (m)	2,757,987
150,000	02/15/18	141,460
280,000	02/15/19	254,899
100,000	05/15/19	90,101
400,000	08/15/19	356,456
250,000	02/15/20	218,102
1,903,000	05/15/20	1,642,848
10,000,000	05/15/20	8,651,170
350,000	08/15/20	298,548
850,000	02/15/21	706,608
750,000	05/15/21	616,605

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

100,000	08/15/21	81,218
925,000	11/15/21	743,021
100,000	02/15/22	79,357
300,000	02/15/23	226,745
10,000	11/15/24	6,930
100,000	02/15/25	68,388
100,000	05/15/26	64,115
23,000	08/15/26	14,559
250,000	11/15/26	156,304
600,000	02/15/27	370,498
175,000	05/15/27	106,710
250,000	08/15/27	150,604
750,000	11/15/27	445,780
27,000	02/15/28	15,872
100,000	05/15/28	58,095
50,000	08/15/28	28,702
100,000	11/15/28	56,700
250,000	02/15/29	140,070
250,000	08/15/29	136,709
100,000	11/15/29	54,040
775,000	02/15/30	413,852
300,000	05/15/30	158,205
50,000	08/15/30	26,064
50,000	11/15/30	25,746
300,000	02/15/31	152,593
175,000	05/15/31	87,973
250,000	08/15/31	124,255
100,000	02/15/32	48,605
400,000	05/15/32	192,233
400,000	11/15/32	187,914
150,000	02/15/33	69,714
325,000	05/15/33	149,413
100,000	08/15/33	45,458
650,000	11/15/33	292,263
225,000	02/15/34	100,078
100,000	05/15/34	44,007
50,000	11/15/34	21,527
150,000	02/15/35	63,821
250,000	05/15/35	105,306
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	127,831
300,000	3.625%, 04/15/28	573,026
	U.S. Treasury Inflation Indexed Notes,
500,000	0.500%, 04/15/15	550,669
170,000	1.375%, 07/15/18	199,551

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
	U.S. Treasury Notes,
125,000	1.375%, 11/30/18	123,125
400,000	1.375%, 12/31/18	393,344
400,000	1.500%, 08/31/18	397,969
150,000	1.750%, 10/31/18	150,656
100,000	2.125%, 08/31/20	98,719
1,200,000	2.125%, 08/15/21	1,162,500
400,000	2.250%, 07/31/18	412,344
200,000	2.625%, 11/15/20	203,250
742,000	3.125%, 05/15/19	790,694
600,000	3.125%, 05/15/21	625,453
200,000	3.250%, 12/31/16	214,515
200,000	3.500%, 02/15/18	217,125
450,000	3.500%, 05/15/20	485,472
650,000	3.625%, 02/15/21	701,442
500,000	4.750%, 08/15/17	564,883

	Total U.S. Treasury Obligations (Cost $49,222,932)	52,212,210

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
7,270,294	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $7,270,294)	7,270,294

	Total Investments — 99.8% (Cost $188,741,299)	201,579,476
	Other Assets in Excess of Liabilities — 0.2%	336,933

	NET ASSETS — 100.0%	$201,916,409

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2013.
CMO	— Collateralized Mortgage Obligation
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2013. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	— Real Estate Mortgage Investment Conduit

Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2013.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2013.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one (share or dollar).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Security matures in 2111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	27

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$194,309,182
Investments in affiliates, at value	7,270,294

Total investment securities, at value	201,579,476
Cash	11,286
Receivables:
Investment securities sold	4,666
Portfolio shares sold	19,640
Interest from non-affiliates	812,341
Dividends from affiliates	149

Total Assets	202,427,558

LIABILITIES:
Payables:
Investment securities purchased	96,280
Portfolio shares redeemed	227,805
Accrued liabilities:
Investment advisory fees	68,033
Administration fees	11,027
Distribution fees	5,272
Custodian and accounting fees	40,435
Trustees’ and Chief Compliance Officer’s fees	80
Audit fees	53,967
Other	8,250

Total Liabilities	511,149

Net Assets	$201,916,409

NET ASSETS:
Paid-in-Capital	$187,228,939
Accumulated undistributed net investment income	8,049,234
Accumulated net realized gains (losses)	(6,199,941)
Net unrealized appreciation (depreciation)	12,838,177

Total Net Assets	$201,916,409

Net Assets:
Class 1	$176,728,891
Class 2	25,187,518

Total	$201,916,409

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	15,939,881
Class 2	2,287,608

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.09
Class 2	11.01

Cost of investments in non-affiliates	$181,471,005
Cost of investments in affiliates	7,270,294

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$9,359,386
Dividend income from affiliates	2,384

Total investment income	9,361,770

EXPENSES:
Investment advisory fees	841,568
Administration fees	177,262
Distribution fees — Class 2	44,008
Custodian and accounting fees	104,664
Professional fees	82,014
Trustees’ and Chief Compliance Officer’s fees	2,380
Printing and mailing costs	31,575
Transfer agent fees	6,316
Other	24,981

Total expenses	1,314,768

Less amounts waived	(22,106)

Net expenses	1,292,662

Net investment income (loss)	8,069,108

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	336,171
Change in net unrealized appreciation/depreciation of investments in non-affiliates	(11,610,927)

Net realized/unrealized gains (losses)	(11,274,756)

Change in net assets resulting from operations	$(3,205,648)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended 12/31/2013	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,069,108	$9,740,791
Net realized gains (losses)	336,171	(307,285)
Change in net unrealized appreciation/depreciation	(11,610,927)	2,266,991

Change in net assets resulting from operations	(3,205,648)	11,700,497

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(9,052,968)	(9,992,343)
Class 2
From net investment income	(680,242)	(135,209)

Total distributions to shareholders	(9,733,210)	(10,127,552)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,537,046)	(11,119,967)

NET ASSETS:
Change in net assets	(15,475,904)	(9,547,022)
Beginning of period	217,392,313	226,939,335

End of period	$201,916,409	$217,392,313

Accumulated undistributed net investment income	$8,049,234	$9,713,320

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$14,399,434	$30,432,330
Distributions reinvested	9,052,968	9,992,343
Cost of shares redeemed	(42,830,378)	(58,978,592)

Change in net assets resulting from Class 1 capital transactions	$(19,377,976)	$(18,553,919)

Class 2
Proceeds from shares issued	$20,293,669	$8,625,937
Distributions reinvested	680,242	135,209
Cost of shares redeemed	(4,132,981)	(1,327,194)

Change in net assets resulting from Class 2 capital transactions	$16,840,930	$7,433,952

Total change in net assets resulting from capital transactions	$(2,537,046)	$(11,119,967)

SHARE TRANSACTIONS:
Class 1
Issued	1,270,421	2,605,209
Reinvested	797,618	877,291
Redeemed	(3,788,604)	(5,047,684)

Change in Class 1 Shares	(1,720,565)	(1,565,184)

Class 2
Issued	1,798,755	743,482
Reinvested	60,252	11,902
Redeemed	(367,473)	(113,458)

Change in Class 2 Shares	1,491,534	641,926

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Portfolio
Class 1
Year Ended December 31, 2013	$11.78	$0.44	(d)	$(0.60)	$(0.16)	$(0.53)	$11.09
Year Ended December 31, 2012	11.71	0.51	(d)	0.10	0.61	(0.54)	11.78
Year Ended December 31, 2011	11.54	0.54	(d)	0.28	0.82	(0.65)	11.71
Year Ended December 31, 2010	10.99	0.57	(d)	0.42	0.99	(0.44)	11.54
Year Ended December 31, 2009	10.94	0.61	(d)	0.38	0.99	(0.94)	10.99

Class 2
Year Ended December 31, 2013	11.72	0.40	(d)	(0.59)	(0.19)	(0.52)	11.01
Year Ended December 31, 2012	11.68	0.47	(d)	0.11	0.58	(0.54)	11.72
Year Ended December 31, 2011	11.51	0.50	(d)	0.29	0.79	(0.62)	11.68
Year Ended December 31, 2010	10.97	0.54	(d)	0.42	0.96	(0.42)	11.51
Year Ended December 31, 2009	10.92	0.59	(d)	0.37	0.96	(0.91)	10.97

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

	Ratios/Supplemental data
		Ratios to average net assets
Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

(1.47)%	$176,728,891	0.59%	3.86%	0.60%	13%
5.33	208,061,368	0.60	4.36	0.62	8
7.46	225,138,765	0.59	4.74	0.61	9
9.24	245,677,262	0.60	5.06	0.62	10
9.65	263,558,623	0.59	5.63	0.67	17

(1.74)	25,187,518	0.84	3.58	0.85	13
5.07	9,330,945	0.85	4.00	0.87	8
7.21	1,800,570	0.84	4.33	0.84	9
8.97	19,644	0.85	4.80	0.88	10
9.32	18,033	0.84	5.47	0.92	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at December 31, 2013.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,031,936	$1,689,054	$3,720,990
Collateralized Mortgage Obligations
Agency CMO	—	39,481,450	—	39,481,450
Non-Agency CMO	—	14,718,813	2,176,996	16,895,809

Total Collateralized Mortgage Obligations	—	54,200,263	2,176,996	56,377,259

Commercial Mortgage-Backed Securities	—	4,815,158	406,616	5,221,774
Corporate Bonds
Consumer Discretionary	—	2,523,564	—	2,523,564
Consumer Staples	—	1,222,347	—	1,222,347
Energy	—	2,453,190	—	2,453,190
Financials	—	15,705,431	102,375	15,807,806
Health Care	—	801,075	—	801,075
Industrials	—	1,585,525	100,214	1,685,739
Information Technology	—	1,948,134	—	1,948,134
Materials	—	947,067	—	947,067
Telecommunication Services	—	2,708,036	131,558	2,839,594
Utilities	—	2,597,818	—	2,597,818

Total Corporate Bonds	—	32,492,187	334,147	32,826,334

Foreign Government Securities	—	340,459	—	340,459
Mortgage Pass-Through Securities	—	15,617,408	—	15,617,408
Municipal Bonds	—	409,678	—	409,678
U.S. Government Agency Securities	—	27,583,070	—	27,583,070
U.S. Treasury Obligations	—	52,212,210	—	52,212,210
Short-Term Investment
Investment Company	7,270,294	—	—	7,270,294

Total Investments in Securities	$7,270,294	$189,702,369	$4,606,813	$201,579,476

There were no transfers between Levels 1 and 2 during the year ended December 31, 2013.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/13
Investments in Securities
Asset-Backed Securities	$167,769	$—	$11,297	$381	$796,573	$(182,630)	$895,664	$—	$1,689,054
Collateralized Mortgage Obligations
Agency CMO	57,154	—	—	—	—	—	—	(57,154)	—
Non-Agency CMO	398,751	—	(280,890)	85,512	677,376	(767,217)	2,276,093	(212,629)	2,176,996
Commercial Mortgage-Backed Securities	135,464	—	23,298	(17,234)	205,999	(85,153)	144,242	—	406,616
Corporate Bonds — Financials	95,375	—	7,000	—	—	—	—	—	102,375
Corporate Bonds — Industrials	117,753	2,070	(2,496)	—	26,000	(43,113)	—	—	100,214
Corporate Bonds —Telecommunication Services	—	—	(912)	—	—	—	132,470	—	131,558

Total	$972,266	$2,070	$(242,703)	$68,659	$1,705,948	$(1,078,113)	$3,448,469	$(269,783)	$4,606,813

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into and out of Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2013, which were valued using significant unobservable inputs (Level 3) amounted to $(241,469). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

Core Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at 12/31/13	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$883,049	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 5.00% (2.26%)
			Constant Default Rate	0.00% - 12.00% (6.74%)
			Yield (Discount Rate of Cash Flows)	0.00% - 4.73% (3.33%)

Asset-Backed Securities	883,049

	2,089,463	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 25.65% (7.73%)
			Constant Default Rate	0.00% - 9.13% (2.34%)
			PSA Prepayment Model	338.00% - 1,085.00% (682.69%)
			Yield (Discount Rate of Cash Flows)	0.00% - 17.34% (6.39%)

Collateralized Mortgage Obligations — Non-Agency CMO	2,089,463

	202,178	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (75.56%)
			Constant Default Rate	0.00% (N/A)
			Yield (Discount Rate of Cash Flows)	0.00% - 2.29% (1.72%)

Commercial Mortgage-Backed Securities	202,178

	131,558	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.09% (N/A)

Corporate Bonds — Telecommunication Services	131,558

Total	$3,306,248

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

#	The table above does not include level 3 securities that are valued by brokers and pricing services. At December 31, 2013, the value of these securities was $1,300,565. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The significant unobservable inputs used in the fair value measurement of the Portfolio's investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of December 31, 2013, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A under the Securities Act.

The value and percentage of net assets of illiquid securities as of December 31, 2013 were $317,345 and 0.2%, respectively.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$7	$16	$(23)

The reclassifications for the Portfolio relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2013, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the year ended December 31, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Administration	Total
$12,208	$12,208

Voluntary Waivers
Investment Advisory	Total
$51	$51

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 was $9,847.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

During the year ended December 31, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$19,123,468	$32,161,970	$8,140,878	$4,984,030

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$188,749,510	$16,010,870	$3,180,904	$12,829,966

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to straddle loss deferral.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9,733,210	$9,733,210

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$10,127,552	$10,127,552

As of December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$8,060,604	$(6,191,730)	$12,829,966

The cumulative timing differences primarily consist of trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016	2017	Total
$750,856	$5,440,874	$6,191,730	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2013, the Portfolio utilized pre-enactment capital loss carryforwards of $28,861 and post-enactment long-term capital loss carryforwards of $307,289.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	41

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Portfolio’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,002.70	$2.98	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class 2
Actual	1,000.00	1,000.90	4.24	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first quintile for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	AN-JPMITCBP-1213

Annual Report

JPMorgan Insurance Trust

December 31, 2013

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equities markets in developed economies performed strongly in the face of periodic spikes in volatility throughout the twelve months ended December 31, 2013. Healthy corporate earnings and incremental but steady improvements in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of the year relieved much of the political uncertainty created by partisan brinkmanship over the so-called fiscal cliff and the partial shutdown of the federal government in October. In the first half of the year, the U.S. Federal Reserve (“Fed”) announced its intention to taper off its $85 billion in monthly asset purchases and the statement weakened investor sentiment and set off widespread speculation about the timing and magnitude of such a move. The Fed followed through in December, deciding to reduce its monthly purchases by $10 billion. The news, along with robust gains in jobs, housing and consumer sentiment, drove U.S. equities to new highs. The S&P 500 stock index hit seven closing highs in the final month of the reporting period, finishing 2013 with its best performance since 1997.

“While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Central Bank reaffirmed its commitment to accommodative monetary policy and to the euro itself. In the second quarter of the year, the European Union (EU) returned to positive growth and at the end of the year, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. In Japan, equity markets rebounded to their best year since 1988, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks.

Emerging market equities were weaker overall. As of December 31, 2013, the MSCI Emerging Markets Index returned -2.3% for the year. China’s economy showed signs of slower growth during the year and the Fed’s decision to taper its asset purchase program set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed income markets generally remained weak during the year, as central bankers across the globe held interest rates at historic lows. However, benchmark bond yields rose on an annual basis for the first time since 2009. During the year, the Fed’s talk of tapering off its Quantitative Easing (QE) program hurt fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period higher. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively. High-yield debt returned 7.4% for the year, as measured by the Barclays US High Yield Corporate Index, while other U.S. debt securities and emerging market debt both had negative returns.

While global economic growth accelerated during the year, the U.S. recovery in particular showed stronger fundamentals and the Fed’s decision to taper its QE program was a response to the improved picture. Europe emerged from its lengthy recession and the worst of the fiscal crises seem to be behind it, though unemployment remains strikingly high in many EU nations. Japan made progress toward ending persistent deflation, but Tokyo’s monetary and fiscal stimulus has sharply weakened the yen, putting other Asian exporting nations — notably China and South Korea — at a competitive disadvantage. Emerging market economies may face further headwinds as foreign investment shrinks and economic growth moderates from recent strength. Moreover, political instability — already apparent in Thailand and Turkey — may surface in other emerging market nations as governments struggle to deliver improved living standards and respond to demands for political reforms.

The Long-Term Lens

We welcome the Fed’s move to curb its QE program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The past year’s market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	31.81%
S&P 500 Index**	32.39%

Net Assets as of 12/31/2013	$60,665,063

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust Equity Index Portfolio (the “Portfolio”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) performed largely in line with the Benchmark for the 12 months ended December 31, 2013. This was consistent with its indexing strategy and investment objective, as the Portfolio looks to generate returns that are comparable to that of the Benchmark.

Overall, the U.S. equity market performed strongly during the 12 months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. The Benchmark retreated at mid-year amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly purchases of $85 billion in Treasuries and mortgage-backed securities. Interest rates rose sharply higher, pressuring prices for both stocks and bonds. Partisan brinkmanship in Washington added to the uncertainty, starting with the standoff over the so-called fiscal cliff in January and followed by the partial shutdown of the federal government in October. A bipartisan budget agreement toward the end of the year relieved some of the political uncertainty. During the year, U.S. unemployment claims fell from 7.9% in January to 6.7% at year end, with slight upticks in joblessness at midyear and in October. Adding to the positive trend were advances in housing prices and auto sales in the second half of the year, and a rebound in consumer sentiment to a five-month high in December. The Benchmark hit 42 record closings during the year — the most since 1998 — including seven record high closings in the final month of the year. The Benchmark racked up a 32.39% gain for the year.

All of the sectors in the Benchmark produced positive returns during the 12-month period. The leading contributors to the Portfolio’s relative performance included the financials and health care sectors. The bottom contributors to the Portfolio’s relative performance included the telecommunication services sector and the utilities sector.

HOW WAS THE PORTFOLIO POSITIONED?

Regardless of the market outlook, the Portfolio was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.0%
2.	Exxon Mobil Corp.	2.6
3.	Google, Inc., Class A	1.9
4.	Microsoft Corp.	1.7
5.	General Electric Co.	1.7
6.	Johnson & Johnson	1.5
7.	Chevron Corp.	1.4
8.	Procter & Gamble Co. (The)	1.3
9.	JPMorgan Chase & Co.	1.3
10.	Wells Fargo & Co.	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.4%
Financials	15.9
Health Care	12.8
Consumer Discretionary	12.3
Industrials	10.8
Energy	10.1
Consumer Staples	9.6
Materials	3.4
Utilities	2.9
Telecommunication Services	2.3
Short-Term Investments	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2013. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/98	31.81%	17.52%	7.00%

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from December 31, 2003 to December 31, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 12.4%
	Auto Components — 0.4%
826	BorgWarner, Inc.	46,182
1,016	Delphi Automotive plc, (United Kingdom)	61,092
896	Goodyear Tire & Rubber Co. (The)	21,369
2,486	Johnson Controls, Inc.	127,532

		256,175

	Automobiles — 0.7%
14,314	Ford Motor Co.	220,865
4,133	General Motors Co. (a)	168,916
802	Harley-Davidson, Inc.	55,530

		445,311

	Distributors — 0.1%
560	Genuine Parts Co.	46,586

	Diversified Consumer Services — 0.1%
992	H&R Block, Inc.	28,808

	Hotels, Restaurants & Leisure — 1.7%
1,590	Carnival Corp.	63,870
112	Chipotle Mexican Grill, Inc. (a)	59,671
474	Darden Restaurants, Inc.	25,771
903	International Game Technology	16,399
815	Marriott International, Inc., Class A	40,228
3,611	McDonald’s Corp.	350,375
2,735	Starbucks Corp.	214,397
695	Starwood Hotels & Resorts Worldwide, Inc.	55,218
473	Wyndham Worldwide Corp.	34,855
293	Wynn Resorts Ltd.	56,904
1,616	Yum! Brands, Inc.	122,186

		1,039,874

	Household Durables — 0.4%
1,031	D.R. Horton, Inc. (a)	23,012
446	Garmin Ltd., (Switzerland)	20,614
245	Harman International Industries, Inc.	20,053
512	Leggett & Platt, Inc.	15,842
607	Lennar Corp., Class A	24,013
221	Mohawk Industries, Inc. (a)	32,907
1,042	Newell Rubbermaid, Inc.	33,771
1,251	PulteGroup, Inc.	25,483
285	Whirlpool Corp.	44,705

		240,400

	Internet & Catalog Retail — 1.5%
1,345	Amazon.com, Inc. (a)	536,372
374	Expedia, Inc.	26,053
215	Netflix, Inc. (a)	79,156

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
187	priceline.com, Inc. (a)	217,369
402	TripAdvisor, Inc. (a)	33,298

		892,248

	Leisure Equipment & Products — 0.1%
419	Hasbro, Inc.	23,049
1,228	Mattel, Inc.	58,429

		81,478

	Media — 3.7%
777	Cablevision Systems Corp., Class A	13,932
2,025	CBS Corp. (Non-Voting), Class B	129,073
9,457	Comcast Corp., Class A	491,433
1,773	DIRECTV (a)	122,497
819	Discovery Communications, Inc., Class A (a)	74,054
823	Gannett Co., Inc.	24,344
16	Graham Holdings Co., Class B (a)	10,613
1,511	Interpublic Group of Cos., Inc. (The)	26,745
1,807	News Corp., Class A (a)	32,562
934	Omnicom Group, Inc.	69,462
398	Scripps Networks Interactive, Inc., Class A	34,391
1,023	Time Warner Cable, Inc.	138,616
3,283	Time Warner, Inc.	228,891
7,121	Twenty-First Century Fox, Inc., Class A	250,517
1,473	Viacom, Inc., Class B	128,652
5,931	Walt Disney Co. (The)	453,128

		2,228,910

	Multiline Retail — 0.7%
1,069	Dollar General Corp. (a)	64,482
755	Dollar Tree, Inc. (a)	42,597
351	Family Dollar Stores, Inc.	22,805
730	Kohl’s Corp.	41,428
1,337	Macy’s, Inc.	71,396
519	Nordstrom, Inc.	32,074
2,294	Target Corp.	145,141

		419,923

	Specialty Retail — 2.2%
234	AutoNation, Inc. (a)	11,628
124	AutoZone, Inc. (a)	59,265
779	Bed Bath & Beyond, Inc. (a)	62,554
992	Best Buy Co., Inc.	39,561
811	CarMax, Inc. (a)	38,133
424	GameStop Corp., Class A	20,886
961	Gap, Inc. (The)	37,556
5,110	Home Depot, Inc. (The)	420,757
885	L Brands, Inc.	54,737

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
3,795	Lowe’s Cos., Inc.	188,042
389	O’Reilly Automotive, Inc. (a)	50,068
376	PetSmart, Inc.	27,354
786	Ross Stores, Inc.	58,895
2,397	Staples, Inc.	38,088
400	Tiffany & Co.	37,112
2,581	TJX Cos., Inc.	164,487
396	Urban Outfitters, Inc. (a)	14,692

		1,323,815

	Textiles, Apparel & Luxury Goods — 0.8%
1,018	Coach, Inc.	57,140
178	Fossil Group, Inc. (a)	21,349
651	Michael Kors Holdings Ltd., (Hong Kong) (a)	52,855
2,712	NIKE, Inc., Class B	213,272
296	PVH Corp.	40,262
216	Ralph Lauren Corp.	38,139
1,280	V.F. Corp.	79,795

		502,812

	Total Consumer Discretionary	7,506,340

	Consumer Staples — 9.6%
	Beverages — 2.1%
592	Beam, Inc.	40,292
588	Brown-Forman Corp., Class B	44,435
13,782	Coca-Cola Co. (The)	569,334
876	Coca-Cola Enterprises, Inc.	38,658
605	Constellation Brands, Inc., Class A (a)	42,580
728	Dr. Pepper Snapple Group, Inc.	35,468
574	Molson Coors Brewing Co., Class B	32,230
493	Monster Beverage Corp. (a)	33,411
5,565	PepsiCo, Inc.	461,561

		1,297,969

	Food & Staples Retailing — 2.3%
1,586	Costco Wholesale Corp.	188,750
4,319	CVS Caremark Corp.	309,111
1,889	Kroger Co. (The)	74,672
896	Safeway, Inc.	29,183
2,111	Sysco Corp.	76,207
3,160	Walgreen Co.	181,510
5,871	Wal-Mart Stores, Inc.	461,989
1,350	Whole Foods Market, Inc.	78,071

		1,399,493

	Food Products — 1.5%
2,388	Archer-Daniels-Midland Co.	103,639
652	Campbell Soup Co.	28,218

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
1,531	ConAgra Foods, Inc.	51,595
2,302	General Mills, Inc.	114,893
544	Hershey Co. (The)	52,893
488	Hormel Foods Corp.	22,043
382	JM Smucker Co. (The)	39,583
933	Kellogg Co.	56,978
2,162	Kraft Foods Group, Inc.	116,575
479	McCormick & Co., Inc. (Non-Voting)	33,013
733	Mead Johnson Nutrition Co.	61,396
6,364	Mondelez International, Inc., Class A	224,649
986	Tyson Foods, Inc., Class A	32,992

		938,467

	Household Products — 2.0%
468	Clorox Co. (The)	43,412
3,190	Colgate-Palmolive Co.	208,020
1,385	Kimberly-Clark Corp.	144,677
9,864	Procter & Gamble Co. (The)	803,028

		1,199,137

	Personal Products — 0.2%
1,574	Avon Products, Inc.	27,104
929	Estee Lauder Cos., Inc. (The), Class A	69,972

		97,076

	Tobacco — 1.5%
7,258	Altria Group, Inc.	278,634
1,337	Lorillard, Inc.	67,759
5,814	Philip Morris International, Inc.	506,574
1,138	Reynolds American, Inc.	56,889

		909,856

	Total Consumer Staples	5,841,998

	Energy — 10.1%
	Energy Equipment & Services — 1.8%
1,608	Baker Hughes, Inc.	88,858
863	Cameron International Corp. (a)	51,374
252	Diamond Offshore Drilling, Inc.	14,344
848	Ensco plc, (United Kingdom), Class A	48,489
859	FMC Technologies, Inc. (a)	44,848
3,078	Halliburton Co.	156,208
389	Helmerich & Payne, Inc.	32,707
943	Nabors Industries Ltd., (Bermuda)	16,022
1,554	National Oilwell Varco, Inc.	123,590
920	Noble Corp. plc, (United Kingdom)	34,472
451	Rowan Cos. plc, Class A (a)	15,947
4,779	Schlumberger Ltd.	430,636

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
1,230	Transocean Ltd., (Switzerland)	60,787

		1,118,282

	Oil, Gas & Consumable Fuels — 8.3%
1,826	Anadarko Petroleum Corp.	144,838
1,449	Apache Corp.	124,527
1,528	Cabot Oil & Gas Corp.	59,225
1,834	Chesapeake Energy Corp.	49,775
6,979	Chevron Corp.	871,747
4,446	ConocoPhillips	314,110
831	CONSOL Energy, Inc.	31,611
1,331	Denbury Resources, Inc. (a)	21,868
1,385	Devon Energy Corp.	85,690
991	EOG Resources, Inc.	166,330
547	EQT Corp.	49,110
15,853	Exxon Mobil Corp.	1,604,324
1,032	Hess Corp.	85,656
2,443	Kinder Morgan, Inc.	87,948
2,528	Marathon Oil Corp.	89,238
1,092	Marathon Petroleum Corp.	100,169
638	Murphy Oil Corp.	41,394
494	Newfield Exploration Co. (a)	12,167
1,304	Noble Energy, Inc.	88,815
2,925	Occidental Petroleum Corp.	278,168
979	Peabody Energy Corp.	19,120
2,176	Phillips 66	167,835
518	Pioneer Natural Resources Co.	95,348
651	QEP Resources, Inc.	19,953
593	Range Resources Corp.	49,996
1,273	Southwestern Energy Co. (a)	50,067
2,432	Spectra Energy Corp.	86,628
482	Tesoro Corp.	28,197
1,958	Valero Energy Corp.	98,683
2,480	Williams Cos., Inc. (The)	95,654
729	WPX Energy, Inc. (a)	14,857

		5,033,048

	Total Energy	6,151,330

	Financials — 16.0%
	Capital Markets — 2.2%
706	Ameriprise Financial, Inc.	81,225
4,168	Bank of New York Mellon Corp. (The)	145,630
461	BlackRock, Inc.	145,893
4,211	Charles Schwab Corp. (The)	109,486
1,042	E*TRADE Financial Corp. (a)	20,465
1,465	Franklin Resources, Inc.	84,574

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
1,530	Goldman Sachs Group, Inc. (The)	271,208
1,609	Invesco Ltd.	58,568
385	Legg Mason, Inc.	16,740
5,028	Morgan Stanley	157,678
815	Northern Trust Corp.	50,440
1,593	State Street Corp.	116,910
947	T. Rowe Price Group, Inc.	79,330

		1,338,147

	Commercial Banks — 2.8%
2,558	BB&T Corp.	95,464
664	Comerica, Inc.	31,567
3,204	Fifth Third Bancorp	67,380
3,014	Huntington Bancshares, Inc.	29,085
3,254	KeyCorp	43,669
473	M&T Bank Corp.	55,067
1,931	PNC Financial Services Group, Inc. (The)	149,807
4,999	Regions Financial Corp.	49,440
1,942	SunTrust Banks, Inc.	71,485
6,628	U.S. Bancorp	267,771
17,395	Wells Fargo & Co.	789,733
672	Zions Bancorporation	20,133

		1,670,601

	Consumer Finance — 1.0%
3,343	American Express Co.	303,311
2,092	Capital One Financial Corp.	160,268
1,738	Discover Financial Services	97,241
1,583	SLM Corp.	41,601

		602,421

	Diversified Financial Services — 3.9%
38,707	Bank of America Corp.	602,668
11,007	Citigroup, Inc.	573,575
1,144	CME Group, Inc.	89,758
417	IntercontinentalExchange Group, Inc.	93,792
13,644	JPMorgan Chase & Co. (q)	797,901
1,138	Leucadia National Corp.	32,251
983	McGraw Hill Financial, Inc.	76,870
687	Moody’s Corp.	53,909
420	NASDAQ OMX Group, Inc. (The)	16,716

		2,337,440

	Insurance — 4.2%
1,234	ACE Ltd., (Switzerland)	127,756
1,691	Aflac, Inc.	112,959
1,651	Allstate Corp. (The)	90,045

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
5,343	American International Group, Inc.	272,760
1,093	Aon plc, (United Kingdom)	91,692
264	Assurant, Inc.	17,522
6,532	Berkshire Hathaway, Inc., Class B (a)	774,434
914	Chubb Corp. (The)	88,320
535	Cincinnati Financial Corp.	28,018
1,794	Genworth Financial, Inc., Class A (a)	27,861
1,622	Hartford Financial Services Group, Inc.	58,765
952	Lincoln National Corp.	49,142
1,110	Loews Corp.	53,546
1,991	Marsh & McLennan Cos., Inc.	96,285
4,068	MetLife, Inc.	219,346
993	Principal Financial Group, Inc.	48,965
2,003	Progressive Corp. (The)	54,622
1,680	Prudential Financial, Inc.	154,930
328	Torchmark Corp.	25,633
1,321	Travelers Cos., Inc. (The)	119,603
948	Unum Group	33,256
1,026	XL Group plc, (Ireland)	32,668

		2,578,128

	Real Estate Investment Trusts (REITs) — 1.8%
1,432	American Tower Corp.	114,302
530	Apartment Investment & Management Co., Class A	13,732
441	AvalonBay Communities, Inc.	52,139
555	Boston Properties, Inc.	55,705
1,216	Equity Residential	63,074
1,951	General Growth Properties, Inc.	39,157
1,656	HCP, Inc.	60,146
1,048	Health Care REIT, Inc.	56,141
2,745	Host Hotels & Resorts, Inc.	53,363
1,487	Kimco Realty Corp.	29,368
510	Macerich Co. (The)	30,034
642	Plum Creek Timber Co., Inc.	29,859
1,810	Prologis, Inc.	66,880
525	Public Storage	79,023
1,126	Simon Property Group, Inc.	171,332
1,067	Ventas, Inc.	61,118
631	Vornado Realty Trust	56,027
2,115	Weyerhaeuser Co.	66,771

		1,098,171

	Real Estate Management & Development — 0.0% (g)
1,010	CBRE Group, Inc., Class A (a)	26,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.1%
1,726	Hudson City Bancorp, Inc.	16,276
1,153	People’s United Financial, Inc.	17,434

		33,710

	Total Financials	9,685,181

	Health Care — 12.8%
	Biotechnology — 2.4%
712	Alexion Pharmaceuticals, Inc. (a)	94,739
2,737	Amgen, Inc.	312,456
857	Biogen Idec, Inc. (a)	239,746
1,495	Celgene Corp. (a)	252,595
5,564	Gilead Sciences, Inc. (a)	418,135
285	Regeneron Pharmaceuticals, Inc. (a)	78,443
848	Vertex Pharmaceuticals, Inc. (a)	63,006

		1,459,120

	Health Care Equipment & Supplies — 2.0%
5,611	Abbott Laboratories	215,069
1,969	Baxter International, Inc.	136,944
704	Becton, Dickinson & Co.	77,785
4,845	Boston Scientific Corp. (a)	58,237
283	C.R. Bard, Inc.	37,905
767	CareFusion Corp. (a)	30,542
1,669	Covidien plc, (Ireland)	113,659
518	DENTSPLY International, Inc.	25,112
397	Edwards Lifesciences Corp. (a)	26,107
138	Intuitive Surgical, Inc. (a)	53,003
3,623	Medtronic, Inc.	207,924
1,059	St. Jude Medical, Inc.	65,605
1,071	Stryker Corp.	80,475
384	Varian Medical Systems, Inc. (a)	29,833
620	Zimmer Holdings, Inc.	57,778

		1,215,978

	Health Care Providers & Services — 2.0%
1,334	Aetna, Inc.	91,499
835	AmerisourceBergen Corp.	58,709
1,239	Cardinal Health, Inc.	82,778
1,003	Cigna Corp.	87,742
641	DaVita HealthCare Partners, Inc. (a)	40,620
2,924	Express Scripts Holding Co. (a)	205,382
566	Humana, Inc.	58,422
317	Laboratory Corp. of America Holdings (a)	28,964
834	McKesson Corp.	134,608
303	Patterson Cos., Inc.	12,484
528	Quest Diagnostics, Inc.	28,269
360	Tenet Healthcare Corp. (a)	15,163

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
3,653	UnitedHealth Group, Inc.	275,071
1,072	WellPoint, Inc.	99,042

		1,218,753

	Health Care Technology — 0.1%
1,071	Cerner Corp. (a)	59,698

	Life Sciences Tools & Services — 0.5%
1,200	Agilent Technologies, Inc.	68,628
627	Life Technologies Corp. (a)	47,526
408	PerkinElmer, Inc.	16,822
1,311	Thermo Fisher Scientific, Inc.	145,980
309	Waters Corp. (a)	30,900

		309,856

	Pharmaceuticals — 5.8%
5,773	AbbVie, Inc.	304,872
632	Actavis plc (a)	106,176
1,078	Allergan, Inc.	119,744
5,975	Bristol-Myers Squibb Co.	317,571
3,598	Eli Lilly & Co.	183,498
860	Forest Laboratories, Inc. (a)	51,626
602	Hospira, Inc. (a)	24,851
10,239	Johnson & Johnson	937,790
10,604	Merck & Co., Inc.	530,730
1,389	Mylan, Inc. (a)	60,283
483	Perrigo Co. plc	74,121
23,520	Pfizer, Inc.	720,418
1,815	Zoetis, Inc.	59,332

		3,491,012

	Total Health Care	7,754,417

	Industrials — 10.8%
	Aerospace & Defense — 2.7%
2,509	Boeing Co. (The)	342,453
1,214	General Dynamics Corp.	115,998
2,848	Honeywell International, Inc.	260,222
322	L-3 Communications Holdings, Inc.	34,409
976	Lockheed Martin Corp.	145,092
806	Northrop Grumman Corp.	92,376
527	Precision Castparts Corp.	141,921
1,159	Raytheon Co.	105,121
490	Rockwell Collins, Inc.	36,221
1,020	Textron, Inc.	37,495
3,063	United Technologies Corp.	348,569

		1,659,877

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.8%
550	C.H. Robinson Worldwide, Inc.	32,087
746	Expeditors International of Washington, Inc.	33,010
1,080	FedEx Corp.	155,272
2,594	United Parcel Service, Inc., Class B	272,578

		492,947

	Airlines — 0.2%
3,105	Delta Air Lines, Inc.	85,294
2,528	Southwest Airlines Co.	47,628

		132,922

	Building Products — 0.1%
325	Allegion plc, (Ireland) (a)	14,362
1,295	Masco Corp.	29,487

		43,849

	Commercial Services & Supplies — 0.5%
726	ADT Corp. (The)	29,381
365	Cintas Corp.	21,750
618	Iron Mountain, Inc.	18,756
733	Pitney Bowes, Inc.	17,079
980	Republic Services, Inc.	32,536
311	Stericycle, Inc. (a)	36,129
1,689	Tyco International Ltd., (Switzerland)	69,317
1,583	Waste Management, Inc.	71,029

		295,977

	Construction & Engineering — 0.2%
593	Fluor Corp.	47,612
478	Jacobs Engineering Group, Inc. (a)	30,109
783	Quanta Services, Inc. (a)	24,712

		102,433

	Electrical Equipment — 0.8%
888	AMETEK, Inc.	46,771
1,722	Eaton Corp. plc, (Ireland)	131,079
2,555	Emerson Electric Co.	179,310
503	Rockwell Automation, Inc.	59,434
360	Roper Industries, Inc.	49,925

		466,519

	Industrial Conglomerates — 2.5%
2,321	3M Co.	325,520
2,176	Danaher Corp.	167,987
36,715	General Electric Co.	1,029,122

		1,522,629

	Machinery — 1.7%
2,309	Caterpillar, Inc.	209,680

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
632	Cummins, Inc.	89,093
1,389	Deere & Co.	126,857
618	Dover Corp.	59,662
506	Flowserve Corp.	39,888
1,482	Illinois Tool Works, Inc.	124,607
972	Ingersoll-Rand plc, (Ireland)	59,875
386	Joy Global, Inc.	22,577
1,285	PACCAR, Inc.	76,033
402	Pall Corp.	34,311
542	Parker Hannifin Corp.	69,723
723	Pentair Ltd., (Switzerland)	56,155
211	Snap-on, Inc.	23,109
563	Stanley Black & Decker, Inc.	45,429
670	Xylem, Inc.	23,182

		1,060,181

	Professional Services — 0.2%
138	Dun & Bradstreet Corp. (The)	16,939
442	Equifax, Inc.	30,538
918	Nielsen Holdings N.V.	42,127
503	Robert Half International, Inc.	21,121

		110,725

	Road & Rail — 0.9%
3,679	CSX Corp.	105,845
400	Kansas City Southern	49,532
1,121	Norfolk Southern Corp.	104,062
191	Ryder System, Inc.	14,092
1,671	Union Pacific Corp.	280,728

		554,259

	Trading Companies & Distributors — 0.2%
991	Fastenal Co.	47,082
224	W.W. Grainger, Inc.	57,214

		104,296

	Total Industrials	6,546,614

	Information Technology — 18.4%
	Communications Equipment — 1.7%
19,403	Cisco Systems, Inc.	435,597
282	F5 Networks, Inc. (a)	25,623
388	Harris Corp.	27,086
1,833	Juniper Networks, Inc. (a)	41,371
836	Motorola Solutions, Inc.	56,430
6,131	QUALCOMM, Inc.	455,227

		1,041,334

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 4.1%
3,265	Apple, Inc.	1,832,024
7,468	EMC Corp.	187,820
6,974	Hewlett-Packard Co.	195,133
1,237	NetApp, Inc.	50,890
820	SanDisk Corp.	57,843
1,184	Seagate Technology plc, (Ireland)	66,493
764	Western Digital Corp.	64,100

		2,454,303

	Electronic Equipment, Instruments & Components — 0.4%
574	Amphenol Corp., Class A	51,189
5,252	Corning, Inc.	93,591
514	FLIR Systems, Inc.	15,471
671	Jabil Circuit, Inc.	11,702
1,489	TE Connectivity Ltd., (Switzerland)	82,059

		254,012

	Internet Software & Services — 3.1%
649	Akamai Technologies, Inc. (a)	30,620
4,228	eBay, Inc. (a)	232,075
5,969	Facebook, Inc., Class A (a)	326,265
1,018	Google, Inc., Class A (a)	1,140,883
468	VeriSign, Inc. (a)	27,977
3,424	Yahoo!, Inc. (a)	138,467

		1,896,287

	IT Services — 3.6%
2,307	Accenture plc, (Ireland), Class A	189,681
177	Alliance Data Systems Corp. (a)	46,539
1,747	Automatic Data Processing, Inc.	141,175
1,098	Cognizant Technology Solutions Corp., Class A (a)	110,876
534	Computer Sciences Corp.	29,840
1,057	Fidelity National Information Services, Inc.	56,740
936	Fiserv, Inc. (a)	55,271
3,704	International Business Machines Corp.	694,759
376	MasterCard, Inc., Class A	314,133
1,179	Paychex, Inc.	53,680
593	Teradata Corp. (a)	26,975
606	Total System Services, Inc.	20,168
1,848	Visa, Inc., Class A	411,513
2,004	Western Union Co. (The)	34,569

		2,185,919

	Office Electronics — 0.1%
4,200	Xerox Corp.	51,114

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 2.0%
1,165	Altera Corp.	37,897
1,129	Analog Devices, Inc.	57,500
4,370	Applied Materials, Inc.	77,305
1,958	Broadcom Corp., Class A	58,055
256	First Solar, Inc. (a)	13,988
18,040	Intel Corp.	468,318
605	KLA-Tencor Corp.	38,998
589	Lam Research Corp. (a)	32,071
850	Linear Technology Corp.	38,717
1,978	LSI Corp.	21,798
720	Microchip Technology, Inc.	32,220
3,817	Micron Technology, Inc. (a)	83,058
2,100	NVIDIA Corp.	33,642
3,972	Texas Instruments, Inc.	174,411
974	Xilinx, Inc.	44,726

		1,212,704

	Software — 3.4%
1,687	Adobe Systems, Inc. (a)	101,018
819	Autodesk, Inc. (a)	41,220
1,179	CA, Inc.	39,673
676	Citrix Systems, Inc. (a)	42,757
1,122	Electronic Arts, Inc. (a)	25,739
1,034	Intuit, Inc.	78,915
27,568	Microsoft Corp.	1,031,870
12,735	Oracle Corp.	487,241
688	Red Hat, Inc. (a)	38,556
2,013	Salesforce.com, Inc. (a)	111,097
2,526	Symantec Corp.	59,563

		2,057,649

	Total Information Technology	11,153,322

	Materials — 3.4%
	Chemicals — 2.5%
767	Air Products & Chemicals, Inc.	85,735
241	Airgas, Inc.	26,956
208	CF Industries Holdings, Inc.	48,472
4,401	Dow Chemical Co. (The)	195,405
3,361	E.I. du Pont de Nemours & Co.	218,364
559	Eastman Chemical Co.	45,111
984	Ecolab, Inc.	102,602
484	FMC Corp.	36,523
296	International Flavors & Fragrances, Inc.	25,450
1,585	LyondellBasell Industries N.V., (Netherlands), Class A	127,244
1,908	Monsanto Co.	222,377
1,237	Mosaic Co. (The)	58,473

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
515	PPG Industries, Inc.	97,675
1,068	Praxair, Inc.	138,872
313	Sherwin-Williams Co. (The)	57,436
434	Sigma-Aldrich Corp.	40,800

		1,527,495

	Construction Materials — 0.1%
472	Vulcan Materials Co.	28,046

	Containers & Packaging — 0.2%
351	Avery Dennison Corp.	17,617
525	Ball Corp.	27,121
374	Bemis Co., Inc.	15,319
646	MeadWestvaco Corp.	23,857
599	Owens-Illinois, Inc. (a)	21,432
712	Sealed Air Corp.	24,244

		129,590

	Metals & Mining — 0.5%
3,882	Alcoa, Inc.	41,266
392	Allegheny Technologies, Inc.	13,967
556	Cliffs Natural Resources, Inc.	14,573
3,767	Freeport-McMoRan Copper & Gold, Inc.	142,167
1,807	Newmont Mining Corp.	41,615
1,155	Nucor Corp.	61,654
525	United States Steel Corp.	15,487

		330,729

	Paper & Forest Products — 0.1%
1,610	International Paper Co.	78,938

	Total Materials	2,094,798

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.1%
19,117	AT&T, Inc.	672,154
2,145	CenturyLink, Inc.	68,318
3,627	Frontier Communications Corp.	16,865
10,385	Verizon Communications, Inc.	510,319
2,163	Windstream Holdings, Inc.	17,261

		1,284,917

	Wireless Telecommunication Services — 0.2%
1,212	Crown Castle International Corp. (a)	88,997

	Total Telecommunication Services	1,373,914

	Utilities — 2.9%
	Electric Utilities — 1.6%
1,768	American Electric Power Co., Inc.	82,636
2,562	Duke Energy Corp.	176,803
1,182	Edison International	54,726

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electric Utilities — Continued
647	Entergy Corp.	40,936
3,110	Exelon Corp.	85,183
1,518	FirstEnergy Corp.	50,064
1,563	NextEra Energy, Inc.	133,824
1,143	Northeast Utilities	48,452
906	Pepco Holdings, Inc.	17,332
399	Pinnacle West Capital Corp.	21,115
2,287	PPL Corp.	68,816
3,200	Southern Co. (The)	131,552
1,806	Xcel Energy, Inc.	50,460

		961,899

	Gas Utilities — 0.1%
431	AGL Resources, Inc.	20,356
749	ONEOK, Inc.	46,573

		66,929

	Independent Power Producers & Energy Traders — 0.1%
2,383	AES Corp.	34,578
1,174	NRG Energy, Inc.	33,717

		68,295

	Multi-Utilities — 1.1%
881	Ameren Corp.	31,857
1,556	CenterPoint Energy, Inc.	36,068
965	CMS Energy Corp.	25,833
1,063	Consolidated Edison, Inc.	58,763
2,106	Dominion Resources, Inc.	136,237
642	DTE Energy Co.	42,622
290	Integrys Energy Group, Inc.	15,779
1,137	NiSource, Inc.	37,385

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
1,630	PG&E Corp.	65,656
1,836	Public Service Enterprise Group, Inc.	58,825
510	SCANA Corp.	23,934
825	Sempra Energy	74,052
741	TECO Energy, Inc.	12,775
822	Wisconsin Energy Corp.	33,982

		653,768

	Total Utilities	1,750,891

	Total Common Stocks (Cost $35,327,771)	59,858,805

Short-Term Investments— 1.5%
	Investment Company — 1.4%
825,767	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m)	825,767

PRINCIPAL AMOUNT($)
	U.S. Treasury Bill — 0.1%
80,000	U.S. Treasury Bill, 0.045%, 02/06/14 (k) (n)	79,998

	Total Short-Term Investments (Cost $905,763)	905,765

	Total Investments — 100.2% (Cost $36,233,534)	60,764,570
	Liabilities in Excess of Other Assets — (0.2)%	(99,507)

	NET ASSETS — 100.0%	$60,665,063

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	E-mini S&P 500	03/21/14	$920,550	$36,030

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Equity Index Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

REIT	— Real Estate Investment Trust.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate which is a security in the Portfolio’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$59,140,902
Investments in affiliates, at value	1,623,668

Total investment securities, at value	60,764,570
Cash	2
Receivables:
Dividends from non-affiliates	81,679
Dividends from affiliates	18
Variation margin on futures contracts	3,200

Total Assets	60,849,469

LIABILITIES:
Payables:
Portfolio shares redeemed	114,577
Accrued liabilities:
Investment advisory fees	12,630
Administration fees	1,238
Custodian and accounting fees	15,002
Trustees’ and Chief Compliance Officer’s fees	193
Audit Fees	32,695
Other	8,071

Total Liabilities	184,406

Net Assets	$60,665,063

NET ASSETS:
Paid-in-Capital	$38,286,475
Accumulated undistributed net investment income	1,014,431
Accumulated net realized gains (losses)	(3,202,909)
Net unrealized appreciation (depreciation)	24,567,066

Total Net Assets	$60,665,063

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):	3,935,610

Net asset value, offering and redemption price per share (a):	$15.41

Cost of investments in non-affiliates	$34,892,383
Cost of investments in affiliates	1,341,151

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,243,483
Dividend income from affiliates	21,633
Interest income from non-affiliates	37
Income from securities lending (net)	3

Total investment income	1,265,156

EXPENSES:
Investment advisory fees	149,624
Administration fees	50,423
Custodian and accounting fees	50,987
Interest expense to affiliates	6
Professional fees	44,235
Trustees’ and Chief Compliance Officer’s fees	675
Printing and mailing costs	18,265
Transfer agent fees	2,898
Other	10,466

Total expenses	327,579

Less amounts waived	(89,442)

Net expenses	238,137

Net investment income (loss)	1,027,019

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,246,986
Investment in affiliates	57,923
Futures	222,942

Net realized gains (losses)	5,527,851

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	9,812,817
Investments in affiliates	168,262
Futures	39,282

Change in net unrealized appreciation/depreciation	10,020,361

Net realized/unrealized gains (losses)	15,548,212

Change in net assets resulting from operations	$16,575,231

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Year Ended 12/31/2013	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,027,019	$1,209,397
Net realized gain (loss)	5,527,851	4,651,011
Change in net unrealized appreciation/depreciation	10,020,361	3,663,404

Change in net assets resulting from operations	16,575,231	9,523,812

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,177,217)	(1,198,609)
From net realized gains	(2,249,549)	—

Total distributions to shareholders	(3,426,766)	(1,198,609)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,788,095)	(17,208,730)

NET ASSETS:
Change in net assets	2,360,370	(8,883,527)
Beginning of period	58,304,693	67,188,220

End of period	$60,665,063	$58,304,693

Accumulated undistributed net investment income	$1,014,431	$1,180,947

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$852,993	$1,802,034
Distributions reinvested	3,426,766	1,198,609
Cost of shares redeemed	(15,067,854)	(20,209,373)

Change in net assets resulting from capital transactions	$(10,788,095)	$(17,208,730)

SHARE TRANSACTIONS:
Issued	63,584	154,619
Reinvested	264,207	102,096
Redeemed	(1,095,905)	(1,699,371)

Change in Shares	(768,114)	(1,442,656)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Portfolio
Year Ended December 31, 2013	$12.40	$0.24	(d)	$3.56		$3.80	$(0.27)	$(0.52)	$(0.79)
Year Ended December 31, 2012	10.93	0.23	(d)	1.46		1.69	(0.22)	—	(0.22)
Year Ended December 31, 2011	10.93	0.19	(d)	—	(e)	0.19	(0.19)	—	(0.19)
Year Ended December 31, 2010	9.75	0.16	(d)	1.23		1.39	(0.21)	—	(0.21)
Year Ended December 31, 2009	7.93	0.20		1.83		2.03	(0.21)	—	(0.21)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.41	31.81%	$60,665,063	0.40%	1.72%	0.55%	4%
12.40	15.58	58,304,693	0.40	1.90	0.53	3
10.93	1.71	67,188,220	0.40	1.69	0.50	4
10.93	14.41	78,874,043	0.40	1.67	0.60	11
9.75	26.44	82,015,865	0.40	2.25	0.62	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$60,684,572	$79,998	$—	$60,764,570

Appreciation in Other Financial Instruments
Futures Contracts	$36,030	$—	$—	$36,030

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2013.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2013:

Futures Contracts:
Average Notional Balance Long	$714,460
Ending Notional Balance Long	920,550

The Portfolio’s futures contracts are not subject to master netting arrangements.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

C. Investment Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the following to be affiliated issuers:

	For the year ended December 31, 2013
Affiliate	Value at December 31, 2012	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
JPMorgan Chase & Co. (Common stock)*	$753,645	$8,089	$190,017	$57,923	$21,308	13,644	$797,901
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	806,028	12,916,054	12,896,315	—	325	825,767	825,767
JPMorgan Prime Money Market Fund, Capital Shares**	35,500	2,923	38,423	—	3	—	—

	$1,595,173			$57,923	$21,636		$1,623,668

*	Investment in affiliate which is a security in the Portfolio’s index.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Divided income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

D. Securities Lending — The Portfolio may lend securities to brokers approved by the Adviser in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Portfolio receives cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) in the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio earned $5 from the investment of cash collateral, prior to rebates or fees, in collateral investments as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of the loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2013, there were no outstanding securities on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Adviser may waive fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary. For the year ended December 31, 2013, there were no fees waived by the Adviser in association with the Portfolio’s investment in JPMorgan Prime Money Market Fund.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

F. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$(1)	$(16,318)	$16,319

The reclassifications for the Portfolio relate primarily to investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.25%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2013, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2013. The contractual expense limitation percentage above is in place until at least April 30, 2014.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

For the year ended December 31, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$38,987	$49,185	$88,172

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and the Administrator waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $1,270.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,260,746	$15,134,224

During the year ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$43,885,442	$17,333,682	$454,554	$16,879,128

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,177,113	$2,249,653	$3,426,766

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,198,609	$1,198,609

As of December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,146,833	$4,355,851	$16,879,128

The cumulative timing differences primarily consist of mark to market of future contracts and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio did not have any post-enactment or pre-enactment net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Equity Index Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Portfolio’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Portfolio
Actual	$1,000.00	$1,160.40	$2.18	0.40%
Hypothetical	1,000.00	1,023.19	2.04	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the admin istrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, fourth, and third, quintiles for Class 1 shares for each of the one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	31

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be received under separate cover.

Dividends Received Deductions (DRD)

The Portfolio hereby designates 100.00% or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2013.

Long Term Capital Gain Notice

The Portfolio distributed $2,249,653 as long-term capital gain dividends for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2013.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	AN-JPMITEIP-1213

Annual Report

JPMorgan Insurance Trust

December 31, 2013

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equities markets in developed economies performed strongly in the face of periodic spikes in volatility throughout the twelve months ended December 31, 2013. Healthy corporate earnings and incremental but steady improvements in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of the year relieved much of the political uncertainty created by partisan brinkmanship over the so-called fiscal cliff and the partial shutdown of the federal government in October. In the first half of the year, the U.S. Federal Reserve (“Fed”) announced its intention to taper off its $85 billion in monthly asset purchases and the statement weakened investor sentiment and set off widespread speculation about the timing and magnitude of such a move. The Fed followed through in December, deciding to reduce its monthly purchases by $10 billion. The news, along with robust gains in jobs, housing and consumer sentiment, drove U.S. equities to new highs. The S&P 500 stock index hit seven closing highs in the final month of the reporting period, finishing 2013 with its best performance since 1997.

“While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Central Bank reaffirmed its commitment to accommodative monetary policy and to the euro itself. In the second quarter of the year, the European Union (EU) returned to positive growth and at the end of the year, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. In Japan, equity markets rebounded to their best year since 1988, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks.

Emerging market equities were weaker overall. As of December 31, 2013, the MSCI Emerging Markets Index returned -2.3% for the year. China’s economy showed signs of slower growth during the year and the Fed’s decision to taper its asset purchase program set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed income markets generally remained weak during the year, as central bankers across the globe held interest rates at historic lows. However, benchmark bond yields rose on an annual basis for the first time since 2009. During the year, the Fed’s talk of tapering off its Quantitative Easing (QE) program hurt fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period higher. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively. High-yield debt returned 7.4% for the year, as measured by the Barclays US High Yield Corporate Index, while other U.S. debt securities and emerging market debt both had negative returns.

While global economic growth accelerated during the year, the U.S. recovery in particular showed stronger fundamentals and the Fed’s decision to taper its QE program was a response to the improved picture. Europe emerged from its lengthy recession and the worst of the fiscal crises seem to be behind it, though unemployment remains strikingly high in many EU nations. Japan made progress toward ending persistent deflation, but Tokyo’s monetary and fiscal stimulus has sharply weakened the yen, putting other Asian exporting nations – notably China and South Korea – at a competitive disadvantage. Emerging market economies may face further headwinds as foreign investment shrinks and economic growth moderates from recent strength. Moreover, political instability – already apparent in Thailand and Turkey – may surface in other emerging market nations as governments struggle to deliver improved living standards and respond to demands for political reforms.

The Long-Term Lens

We welcome the Fed’s move to curb its QE program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The past year’s market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	15.45%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	22.78%

Net Assets as of 12/31/2013	$33,711,674

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust International Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. and Europe performed strongly during the 12 months ended December 31, 2013, as the global economic recovery continued to gain strength from healthy corporate earnings and the continuation of stimulative policies from central banks around the globe. Early in the year, the European Central Bank reiterated its commitment to accommodative monetary policy and explicitly stated its commitment to the euro. The sovereign debt crises that had gripped several members of the European Union (EU) appeared to recede and by year end, Ireland became the first nation to exit its EU bailout program. At midyear, the U.S. Federal Reserve Board’s (“Fed”) announcement that it would taper its $85 billion in monthly asset purchases if economic conditions improved caused a spike in interest rates and pressured prices for both stocks and bonds. The Fed followed through in December, paring the so-called Quantitative Easing program to $75 billion a month. The move drove equities higher in the U.S. and Europe, where benchmark indexes closed at their highest levels in years. In Japan, Prime Minister Shinzo Abe’s three-pronged approach to economic stimulus appeared to show results and equities there closed out the period at their highest levels since 1988. Emerging market equities ended the period weaker as growth slowed and higher interest rates in the developed world put pressure on the currencies of countries running current account deficits. The MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) finished the twelve months ended December 31, 2013 with a 22.78% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the twelve months ended December 31, 2013. The Portfolio’s stock selection in the consumer discretionary and financial sectors was the main detractors from relative performance. The Portfolio’s underweight position in the utilities sector made a positive contribution to relative performance as did an overweight to the consumer discretionary sector, though in the latter case the allocation benefit was not sufficient to overcome the negative impact of stock selection in the sector.

Individual detractors from relative performance included the Portfolio’s overweight positions in Standard Chartered PLC, Komatsu Ltd. and Nitto Denko Corp. Shares of Standard Chartered, a U.K. bank, fell after the company warned that operating profit would decline for the first time in a decade as growth in emerging markets, which account for the bulk of company earnings, slowed. Shares of Komatsu, a Japanese construction equipment company, weakened after it scaled back its profit forecast as slumping demand for mining equipment overshadowed the benefits of a weaker yen and improvements in Japan and China. Shares of Nitto Denko, a Japanese manufacturer of industrial adhesives and specialty optics, fell after the company cut its profit forecast, citing fiercer competition from new entrants and weaker-than-expected demand for computer tablets

Individual contributors to relative performance included the Portfolio’s overweight positions in Prudential PLC, WPP PLC and AXA SA. Shares of Prudential, a British insurer, and AXA, a French insurer, rose during the period. Insurance stocks, in general, were boosted by the prospect of higher interest rates. Prudential reported results that surpassed analysts’ expectations and the company raised its dividend. AXA reported better-than-expected interim earnings and improving profitability. Shares of U.K. advertising company WPP advanced on strong revenue growth and acquisitions.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers focused on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.0%
2.	HSBC Holdings plc (United Kingdom)	2.7
3.	BG Group plc (United Kingdom)	2.4
4.	Vodafone Group plc (United Kingdom)	2.3
5.	Nestle S.A. (Switzerland)	2.3
6.	BHP Billiton Ltd. (Australia)	2.2
7.	Toyota Motor Corp. (Japan)	2.1
8.	Standard Chartered plc (United Kingdom)	2.1
9.	Novartis AG (Switzerland)	2.1
10.	Roche Holding AG (Switzerland)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.7%
Japan	18.3
Switzerland	14.6
France	11.8
Germany	9.9
Netherlands	5.6
Hong Kong	3.6
China	3.0
Australia	3.0
South Korea	1.6
Belgium	1.5
Others (each less than 1.0%)	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Portfolio’s composition is subject to change.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	15.45%	12.34%	6.26%
CLASS 2 SHARES	4/24/09	15.14	12.07	6.13

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust International Equity Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of “regional” investing, which involves focusing investments in a particular geographic region or regions.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Australia — 3.0%
21,160	BHP Billiton Ltd. (m)	721,407
4,697	Rio Tinto Ltd. (m)	287,490

		1,008,897

	Belgium — 1.4%
4,580	Anheuser-Busch InBev N.V. (m)	487,020

	China — 3.0%
362,000	China Construction Bank Corp., Class H (m)	274,074
145,000	CNOOC Ltd. (m)	269,668
398,500	Industrial & Commercial Bank of China Ltd., Class H (m)	270,227
23,000	Ping An Insurance Group Co. of China Ltd., Class H (m)	206,635

		1,020,604

	Denmark — 0.7%
1,260	Novo Nordisk A/S, Class B (m)	230,960

	France — 11.7%
7,343	Accor S.A. (m)	346,809
15,689	AXA S.A. (m)	436,901
4,079	BNP Paribas S.A. (m)	318,192
1,856	Essilor International S.A. (m)	197,492
2,745	Imerys S.A. (m)	238,947
1,469	Kering (m)	310,518
3,930	Lafarge S.A. (m)	294,986
1,777	LVMH Moet Hennessy Louis Vuitton S.A. (m)	324,647
2,187	Pernod Ricard S.A. (m)	249,168
4,997	Sanofi (m)	533,654
3,696	Schneider Electric S.A. (m)	322,445
3,960	Technip S.A. (m)	381,192

		3,954,951

	Germany — 7.3%
2,730	Allianz SE (m)	491,197
3,910	Bayer AG (m)	549,006
2,670	Fresenius Medical Care AG & Co. KGaA (m)	190,440
1,252	Linde AG (m)	262,151
7,378	SAP AG (m)	639,833
2,470	Siemens AG (m)	338,683

		2,471,310

	Hong Kong — 3.6%
67,000	Belle International Holdings Ltd. (m)	77,838
35,000	Cheung Kong Holdings Ltd. (m)	553,727
89,000	Hang Lung Properties Ltd. (m)	282,120
36,400	Sands China Ltd. (m)	298,311

		1,211,996

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.5%
5,200	HDFC Bank Ltd., ADR (m)	179,088

	Indonesia — 0.3%
188,000	Astra International Tbk PT (m)	105,290

	Israel — 0.7%
5,430	Teva Pharmaceutical Industries Ltd., ADR (m)	217,634

	Japan — 18.2%
5,900	Astellas Pharma, Inc. (m)	349,792
5,500	Canon, Inc. (m)	175,496
4,400	Daikin Industries Ltd. (m)	274,572
4,400	East Japan Railway Co. (m)	350,495
1,800	FANUC Corp. (m)	329,833
15,000	Honda Motor Co., Ltd. (m)	619,157
13,000	Japan Tobacco, Inc. (m)	423,004
16,500	Komatsu Ltd. (m)	338,766
25,000	Kubota Corp. (m)	414,681
4,500	Makita Corp. (m)	236,667
16,000	Mitsubishi Corp. (m)	307,167
2,600	Nidec Corp. (m)	256,138
4,800	Nitto Denko Corp. (m)	202,966
6,200	Shin-Etsu Chemical Co., Ltd. (m)	362,634
1,400	SMC Corp. (m)	353,344
22,900	Sumitomo Corp. (m)	287,810
11,600	Toyota Motor Corp. (m)	707,311
26,200	Yahoo! Japan Corp. (m)	146,102

		6,135,935

	Netherlands — 5.6%
5,240	Akzo Nobel N.V. (m)	406,341
1,217	ASML Holding N.V. (m)	113,986
26,133	ING Groep N.V., CVA (a) (m)	365,040
28,289	Royal Dutch Shell plc, Class A (m)	1,009,996

		1,895,363

	South Korea — 1.6%
620	Hyundai Mobis (a) (m)	172,610
286	Samsung Electronics Co., Ltd. (m)	372,672

		545,282

	Sweden — 0.6%
6,730	Atlas Copco AB, Class A (m)	186,866

	Switzerland — 14.5%
14,960	ABB Ltd. (a) (m)	395,543
2,860	Cie Financiere Richemont S.A. (m)	285,707
13,210	Credit Suisse Group AG (a) (m)	407,705
61,976	Glencore Xstrata plc (a) (m)	322,434
3,176	Holcim Ltd. (a) (m)	237,452

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — Continued
10,482	Nestle S.A. (m)	768,226
8,609	Novartis AG (m)	690,006
2,445	Roche Holding AG (m)	684,909
58	SGS S.A. (m)	133,531
26,029	UBS AG (a) (m)	498,386
1,615	Zurich Insurance Group AG (a) (m)	468,454

		4,892,353

	Taiwan — 0.7%
12,757	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	222,482

	United Kingdom — 23.6%
6,600	Aggreko plc (m)	187,180
128,008	Barclays plc (m)	578,837
37,231	BG Group plc (m)	801,150
7,160	British American Tobacco plc (m)	384,307
14,000	Burberry Group plc (m)	352,734
39,679	Centrica plc (m)	228,814
84,566	HSBC Holdings plc (m)	921,881
9,141	Imperial Tobacco Group plc (m)	354,379
36,070	Marks & Spencer Group plc (m)	259,015
25,050	Meggitt plc (m)	219,324
25,587	Prudential plc (m)	571,716
5,828	Rio Tinto plc (m)	329,338
30,784	Standard Chartered plc (m)	695,317
36,608	Tesco plc (m)	203,297
13,290	Tullow Oil plc (m)	188,619
9,552	Unilever plc (m)	393,025
195,478	Vodafone Group plc (m)	769,635
22,093	WPP plc (m)	506,017

		7,944,585

	Total Common Stocks (Cost $19,883,892)	32,710,616

Preferred Stocks — 2.5%
	Germany — 2.5%
2,330	Henkel AG & Co. KGaA (m)	270,827
2,002	Volkswagen AG (m)	563,400

	Total Preferred Stocks (Cost $337,043)	834,227

	Total Investments — 99.5% (Cost $20,220,935)	33,544,843
	Other Assets in Excess of Liabilities — 0.5%	166,831

	NET ASSETS — 100.0%	$33,711,674

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2013

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.7%
Commercial Banks	9.7
Oil, Gas & Consumable Fuels	6.8
Insurance	6.5
Automobiles	5.9
Machinery	5.5
Metals & Mining	5.0
Textiles, Apparel & Luxury Goods	3.8
Chemicals	3.7
Tobacco	3.5
Food Products	3.5
Electrical Equipment	2.9
Capital Markets	2.7
Real Estate Management & Development	2.5
Construction Materials	2.3
Wireless Telecommunication Services	2.3
Beverages	2.2
Semiconductors & Semiconductor Equipment	2.1
Hotels, Restaurants & Leisure	1.9
Software	1.9
Trading Companies & Distributors	1.8
Media	1.5
Energy Equipment & Services	1.1
Diversified Financial Services	1.1
Road & Rail	1.0
Industrial Conglomerates	1.0
Others (each less than 1.0%)	8.1

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
CVA	— Dutch Certification

(a)	— Non-income producing security.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments described in Note 2.A. of the notes to financial statements are $32,925,638 which amounts to 98.2% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$33,544,843
Cash	208,446
Foreign currency, at value	38
Receivables:
Portfolio shares sold	677
Dividends from non-affiliates	22,964
Tax reclaims	46,418

Total Assets	33,823,386

LIABILITIES:
Payables:
Portfolio shares redeemed	20,686
Accrued liabilities:
Investment advisory fees	15,165
Distribution fees	15
Custodian and accounting fees	20,760
Trustees’ and Chief Compliance Officer’s fees	22
Audit fees	39,215
Printing and mailing costs	11,271
Other	4,578

Total Liabilities	111,712

Net Assets	$33,711,674

NET ASSETS:
Paid-in-Capital	$21,618,064
Accumulated undistributed net investment income	563,497
Accumulated net realized gains (losses)	(1,795,981)
Net unrealized appreciation (depreciation)	13,326,094

Total Net Assets	$33,711,674

Net Assets:
Class 1	$33,629,156
Class 2	82,518

Total	$33,711,674

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	2,824,062
Class 2	6,864

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.91
Class 2	12.02

Cost of investments in non-affiliates	$20,220,935
Cost of foreign currency	50

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	7

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$940,351
Dividend income from affiliates	30
Foreign taxes withheld	(27,661)

Total investment income	912,720

EXPENSES:
Investment advisory fees	198,048
Administration fees	27,808
Distribution fees — Class 2	165
Custodian and accounting fees	57,811
Professional fees	58,430
Trustees’ and Chief Compliance Officer’s fees	372
Printing and mailing costs	16,038
Transfer agent fees	6,856
Other	7,105

Total expenses	372,633

Less amounts waived	(32,605)

Net expenses	340,028

Net investment income (loss)	572,692

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,368,975
Foreign currency transactions	(9,378)

Net realized gains (losses)	1,359,597

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,841,298
Foreign currency translations	1,985

Change in net unrealized appreciation/depreciation	2,843,283

Net realized/unrealized gain (loss)	4,202,880

Change in net assets resulting from operations	$4,775,572

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Equity Portfolio
	Year Ended 12/31/2013	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$572,692	$639,466
Net realized gain (loss)	1,359,597	(254,318)
Change in net unrealized appreciation/depreciation	2,843,283	5,772,708

Change in net assets resulting from operations	4,775,572	6,157,856

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(640,625)	(709,688)
Class 2
From net investment income	(1,082)	(1,044)

Total distributions to shareholders	(641,707)	(710,732)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,487,175)	(4,119,582)

NET ASSETS:
Change in net assets	646,690	1,327,542
Beginning of period	33,064,984	31,737,442

End of period	$33,711,674	$33,064,984

Accumulated undistributed net investment income	$563,497	$641,890

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,618,789	$2,801,328
Distributions reinvested	640,625	709,688
Cost of shares redeemed	(6,758,510)	(7,631,642)

Change in net assets resulting from Class 1 capital transactions	$(3,499,096)	$(4,120,626)

Class 2
Proceeds from shares issued	$10,843	$2
Distributions reinvested	1,082	1,044
Cost of shares redeemed	(4)	(2)

Change in net assets resulting from Class 2 capital transactions	$11,921	$1,044

Total change in net assets resulting from capital transactions	$(3,487,175)	$(4,119,582)

SHARE TRANSACTIONS:
Class 1
Issued	239,953	295,263
Reinvested	60,608	75,100
Redeemed	(617,473)	(798,272)

Change in Class 1 Shares	(316,912)	(427,909)

Class 2
Issued	920	— (a)
Reinvested	102	109
Redeemed	— (a)	— (a)

Change in Class 2 Shares	1,022	109

(a)	Amount rounds to less than 1 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	9

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (f)
Year Ended December 31, 2013	$10.51	$0.19	(g)	$1.42	$1.61	$(0.21)	$—	$(0.21)
Year Ended December 31, 2012	8.88	0.19	(g)	1.65	1.84	(0.21)	—	(0.21)
Year Ended December 31, 2011	10.17	0.19	(g)	(1.30)	(1.11)	(0.18)	—	(0.18)
Year Ended December 31, 2010	9.54	0.15	(g)	0.50	0.65	(0.02)	—	(0.02)
Year Ended December 31, 2009	7.93	0.16	(g)	2.31	2.47	(0.50)	(0.36)	(0.86)

Class 2
Year Ended December 31, 2013	10.61	0.16	(g)	1.44	1.60	(0.19)	—	(0.19)
Year Ended December 31, 2012	8.96	0.16	(g)	1.67	1.83	(0.18)	—	(0.18)
Year Ended December 31, 2011	10.26	0.17	(g)	(1.31)	(1.14)	(0.16)	—	(0.16)
Year Ended December 31, 2010	9.65	0.13	(g)	0.50	0.63	(0.02)	—	(0.02)
April 24, 2009 (i) through December 31, 2009	6.88	0.45	(g)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.
(g)	Calculated based upon average shares outstanding.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$11.91	15.56%	$33,629,156	1.03%	1.74%		1.13%	12%
10.51	20.95	33,003,010	1.03	1.97		1.20	8
8.88	(11.19)	31,686,069	1.03	1.94		1.11	16
10.17	6.84	39,089,569	1.02	1.66		1.13	15
9.54	34.91	43,938,093	1.01	2.00	(h)	1.38	13

12.02	15.25	82,518	1.28	1.44		1.38	12
10.61	20.67	61,974	1.27	1.70		1.45	8
8.96	(11.38)	51,373	1.28	1.69		1.36	16
10.26	6.56	57,983	1.27	1.39		1.38	15
9.65	40.42	54,418	1.26	8.82	(h)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	11

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$850,164	$32,694,679	$—	$33,544,843

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 1 consists of certain ADRs and a security held in Denmark. Please refer to the SOI for country specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2013.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the year, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions in the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$(12,833)	$(9,378)	$22,211

The reclassifications for the Portfolio relate primarily to write-offs of capital loss carryforwards acquired in the merger.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2013, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the year ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

For the year ended December 31, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$6,065	$26,421	$32,486

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 was $119.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,995,315	$7,542,033

During the year ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$20,456,967	$13,474,664	$386,788	$13,087,876

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$641,707	$641,707

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$710,732	$710,732

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

As of December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$563,853	$(1,559,949)	$13,090,061

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$1,559,949	*	$1,559,949	*

*	This amount includes $1,559,949 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2013, the Portfolio was not able to utilize capital loss carryforwards of $12,832 due to Internal Revenue Code Sections 382-383 limitations.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards as follows:

Post-Enactment Capital Loss Carryforwards

Pre-Enactment Capital Loss Carryforwards	Short-Term	Long-Term	Total Capital Loss Carryforwards Utilized
$1,034,623	$—	$242,134	$1,276,757

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2013, substantially all of the Portfolio’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of December 31, 2013, the Fund had the following country allocations representing greater than 10% of total investments.

United Kingdom	Japan	Switzerland	France
23.7%	18.3%	14.6%	11.8%

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust International Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	17

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Portfolio’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	19

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Portfolio
Class 1
Actual	$1,000.00	$1,154.10	$5.59	1.03%
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class 2
Actual	1,000.00	1,152.40	6.94	1.28
Hypothetical	1,000.00	1,018.75	6.51	1.28

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee break-

point, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first, second, and first quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	AN-JPMITIEP-1213

Annual Report

JPMorgan Insurance Trust

December 31, 2013

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equities markets in developed economies performed strongly in the face of periodic spikes in volatility throughout the twelve months ended December 31, 2013. Healthy corporate earnings and incremental but steady improvements in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of the year relieved much of the political uncertainty created by partisan brinkmanship over the so-called fiscal cliff and the partial shutdown of the federal government in October. In the first half of the year, the U.S. Federal Reserve (“Fed”) announced its intention to taper off its $85 billion in monthly asset purchases and the statement weakened investor sentiment and set off widespread speculation about the timing and magnitude of such a move. The Fed followed through in December, deciding to reduce its monthly purchases by $10 billion. The news, along with robust gains in jobs, housing and consumer sentiment, drove U.S. equities to new highs. The S&P 500 stock index hit seven closing highs in the final month of the reporting period, finishing 2013 with its best performance since 1997.

“While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Central Bank reaffirmed its commitment to accommodative monetary policy and to the euro itself. In the second quarter of the year, the European Union (EU) returned to positive growth and at the end of the year, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. In Japan, equity markets rebounded to their best year since 1988, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks.

Emerging market equities were weaker overall. As of December 31, 2013, the MSCI Emerging Markets Index returned -2.3% for the year. China’s economy showed signs of slower growth during the year and the Fed’s decision to taper its asset purchase program set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed income markets generally remained weak during the year, as central bankers across the globe held interest rates at historic lows. However, benchmark bond yields rose on an annual basis for the first time since 2009. During the year, the Fed’s talk of tapering off its Quantitative Easing (QE) program hurt fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period higher. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively. High-yield debt returned 7.4% for the year, as measured by the Barclays US High Yield Corporate Index, while other U.S. debt securities and emerging market debt both had negative returns.

While global economic growth accelerated during the year, the U.S. recovery in particular showed stronger fundamentals and the Fed’s decision to taper its QE program was a response to the improved picture. Europe emerged from its lengthy recession and the worst of the fiscal crises seem to be behind it, though unemployment remains strikingly high in many EU nations. Japan made progress toward ending persistent deflation, but Tokyo’s monetary and fiscal stimulus has sharply weakened the yen, putting other Asian exporting nations — notably China and South Korea — at a competitive disadvantage. Emerging market economies may face further headwinds as foreign investment shrinks and economic growth moderates from recent strength. Moreover, political instability — already apparent in Thailand and Turkey — may surface in other emerging market nations as governments struggle to deliver improved living standards and respond to demands for political reforms.

The Long-Term Lens

We welcome the Fed’s move to curb its QE program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The past year’s market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	34.47%
Russell 1000 Growth Index	33.48%

Net Assets as of 12/31/2013	40,901,160

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolio”) seeks to provide long-term capital growth.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the 12 months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. The stock market retreated at midyear amid investor uncertainty about the U.S. Federal Reserve Board’s (the “Fed”) plan to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Interest rates rose sharply higher, pressuring prices for both stocks and bonds. Partisan brinkmanship in Washington added to the uncertainty, starting with the standoff over the so-called fiscal cliff in January and followed by the partial shutdown of the federal government in October. A bipartisan budget agreement toward the end of the year relieved some of the political uncertainty. During the year, the U.S. unemployment rate fell from 7.9% in January to 6.7% at year end, with slight upticks in joblessness at midyear and in October. Adding to the positive trend were advances in housing prices and auto sales in the second half of the year, and a rebound in consumer sentiment to a five-month high in December. The Russell 1000 Growth Index (the “Benchmark”) returned 33.48% for the year.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the 12 months ended December 31, 2013. Stock selection in the industrials and consumer staples sectors was the main contributor to the Portfolio’s relative performance. Stock selection in the energy and telecommunication services sectors detracted from relative performance.

Leading individual contributors to relative performance included Gilead Sciences Inc., IBM Corp. and Nu Skin Enterprises Inc. Shares of Gilead Sciences, a biotechnology company, rose on positive clinical trial results for several of its drugs.

Shares of IBM were among the worst performers during the period and the Portfolio’s underweight position relative to the Benchmark helped performance. Shares of Nu Skin, a maker of nutritional supplements, rose on an improved sales outlook for its anti-aging products in China.

Leading individual detractors to relative performance included Apple Inc., Facebook Inc. and Eli Lilly & Co. Shares of Apple, a maker of personal computers, mobile devices and software, sank on investors’ focus on growth comparisons with its large-cap peers Amazon.com Inc. and Google Inc. Shares of Facebook, a social media technology company, rose during the year and the Portfolio’s lack of a position in the stock hurt performance relative to the Benchmark. Shares of Eli Lilly, a pharmaceutical company, slumped ahead of pending expiration of patent protection on several key drugs.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to attempt to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.7%
2.	Oracle Corp.	2.9
3.	Home Depot, Inc. (The)	2.7
4.	Boeing Co. (The)	2.7
5.	Gilead Sciences, Inc.	2.5
6.	Visa, Inc., Class A	2.3
7.	Amgen, Inc.	2.3
8.	priceline.com, Inc.	2.1
9.	Google, Inc., Class A	2.0
10.	Viacom, Inc., Class B	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.7%
Consumer Discretionary	18.1
Health Care	12.6
Industrials	12.6
Consumer Staples	11.8
Financials	4.8
Energy	4.8
Materials	4.3
Telecommunication Services	1.6
Utilities	0.4
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Portfolio’s composition is subject to change.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	34.47%	19.96%	7.16%
CLASS 2 SHARES	8/16/06	34.16	19.65	6.96

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, the Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 18.2%
	Auto Components — 0.5%
3,550	Delphi Automotive plc, (United Kingdom)	213,461

	Diversified Consumer Services — 0.7%
5,250	H&R Block, Inc.	152,460
7,400	Service Corp. International	134,162

		286,622

	Hotels, Restaurants & Leisure — 2.3%
2,375	Bally Technologies, Inc. (a)	186,319
3,925	Dunkin’ Brands Group, Inc.	189,185
2,075	Hyatt Hotels Corp., Class A (a)	102,630
2,225	Wyndham Worldwide Corp.	163,960
1,505	Wynn Resorts Ltd.	292,286

		934,380

	Household Durables — 1.3%
475	Harman International Industries, Inc.	38,879
3,200	Jarden Corp. (a)	196,320
6,950	PulteGroup, Inc.	141,571
900	Whirlpool Corp.	141,174

		517,944

	Internet & Catalog Retail — 2.0%
725	priceline.com, Inc. (a)	842,740

	Leisure Equipment & Products — 0.1%
725	Mattel, Inc.	34,496

	Media — 4.9%
9,600	Comcast Corp., Class A	498,864
6,050	DIRECTV (a)	417,994
250	Graham Holdings Co., Class B (a)	165,830
725	Time Warner Cable, Inc.	98,238
9,350	Viacom, Inc., Class B	816,629

		1,997,555

	Multiline Retail — 1.3%
9,675	Macy’s, Inc.	516,645

	Specialty Retail — 4.7%
9,025	Best Buy Co., Inc.	359,917
2,625	GameStop Corp., Class A	129,308
13,600	Home Depot, Inc. (The)	1,119,824
3,175	Lowe’s Cos., Inc.	157,321
9,025	Staples, Inc.	143,407

		1,909,777

	Textiles, Apparel & Luxury Goods — 0.4%
2,450	Hanesbrands, Inc.	172,161

	Total Consumer Discretionary	7,425,781

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 11.8%
	Beverages — 3.1%
14,100	Coca-Cola Co. (The)	582,471
2,900	Molson Coors Brewing Co., Class B	162,835
6,450	PepsiCo, Inc.	534,963

		1,280,269

	Food & Staples Retailing — 2.9%
14,150	Kroger Co. (The)	559,350
10,450	Walgreen Co.	600,248

		1,159,598

	Food Products — 2.8%
8,900	Archer-Daniels-Midland Co.	386,260
5,175	General Mills, Inc.	258,284
2,525	Mead Johnson Nutrition Co.	211,494
7,950	Pilgrim’s Pride Corp. (a)	129,187
4,975	Tyson Foods, Inc., Class A	166,464

		1,151,689

	Household Products — 0.4%
1,475	Energizer Holdings, Inc.	159,654

	Personal Products — 0.9%
2,325	Herbalife Ltd., (Cayman Islands)	182,977
1,275	Nu Skin Enterprises, Inc., Class A	176,231

		359,208

	Tobacco — 1.7%
18,475	Altria Group, Inc.	709,255

	Total Consumer Staples	4,819,673

	Energy — 4.8%
	Energy Equipment & Services — 0.2%
850	Schlumberger Ltd.	76,594

	Oil, Gas & Consumable Fuels — 4.6%
6,225	Anadarko Petroleum Corp.	493,767
684	Chevron Corp.	85,438
2,775	ConocoPhillips	196,054
4,625	Devon Energy Corp.	286,149
1,375	Marathon Petroleum Corp.	126,129
7,050	Phillips 66	543,766
2,650	Tesoro Corp.	155,025

		1,886,328

	Total Energy	1,962,922

	Financials — 4.8%
	Capital Markets — 0.2%
2,050	Morgan Stanley	64,288

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Finance — 1.6%
11,650	Discover Financial Services	651,818
750	SLM Corp.	19,710

		671,528

	Insurance — 0.6%
650	Assurant, Inc.	43,140
1,200	Prudential Financial, Inc.	110,664
400	RenaissanceRe Holdings Ltd., (Bermuda)	38,936
1,500	Validus Holdings Ltd., (Bermuda)	60,435

		253,175

	Real Estate Investment Trusts (REITs) — 2.0%
7,275	American Tower Corp.	580,691
3,700	Extra Space Storage, Inc.	155,881
1,775	Ventas, Inc.	101,672

		838,244

	Thrifts & Mortgage Finance — 0.4%
2,700	Ocwen Financial Corp. (a)	149,715

	Total Financials	1,976,950

	Health Care — 12.6%
	Biotechnology — 6.5%
8,100	Amgen, Inc.	924,696
13,400	Gilead Sciences, Inc. (a)	1,007,010
1,700	Pharmacyclics, Inc. (a)	179,826
450	United Therapeutics Corp. (a)	50,886
6,650	Vertex Pharmaceuticals, Inc. (a)	494,095

		2,656,513

	Health Care Equipment & Supplies — 0.6%
4,350	CareFusion Corp. (a)	173,217
1,550	Medtronic, Inc.	88,955

		262,172

	Health Care Providers & Services — 3.5%
2,700	AmerisourceBergen Corp.	189,837
1,500	Cigna Corp.	131,220
1,975	McKesson Corp.	318,765
3,025	Omnicare, Inc.	182,589
6,550	WellPoint, Inc.	605,154

		1,427,565

	Pharmaceuticals — 2.0%
3,725	AbbVie, Inc.	196,717
20,150	Pfizer, Inc.	617,195

		813,912

	Total Health Care	5,160,162

SHARES	SECURITY DESCRIPTION	VALUE($)
	Industrials — 12.6%
	Aerospace & Defense — 4.4%
7,975	Boeing Co. (The)	1,088,508
5,200	Northrop Grumman Corp.	595,972
3,000	Spirit Aerosystems Holdings, Inc., Class A (a)	102,240

		1,786,720

	Air Freight & Logistics — 0.9%
3,700	United Parcel Service, Inc., Class B	388,796

	Airlines — 2.0%
2,100	Alaska Air Group, Inc.	154,077
17,500	Delta Air Lines, Inc.	480,725
9,500	Southwest Airlines Co.	178,980

		813,782

	Building Products — 0.1%
858	Allegion plc, (Ireland) (a)	37,915

	Commercial Services & Supplies — 0.9%
8,675	Pitney Bowes, Inc.	202,127
7,875	R.R. Donnelley & Sons Co.	159,705

		361,832

	Construction & Engineering — 0.4%
5,625	AECOM Technology Corp. (a)	165,544

	Industrial Conglomerates — 0.9%
4,525	Danaher Corp.	349,330

	Machinery — 2.7%
2,375	IDEX Corp.	175,394
10,375	Ingersoll-Rand plc, (Ireland)	639,100
2,325	Parker Hannifin Corp.	299,088

		1,113,582

	Professional Services — 0.3%
1,150	Dun & Bradstreet Corp. (The)	141,162

	Total Industrials	5,158,663

	Information Technology — 27.7%
	Communications Equipment — 0.9%
9,225	Brocade Communications Systems, Inc. (a)	81,826
5,300	Cisco Systems, Inc.	118,985
3,825	Ubiquiti Networks, Inc. (a)	175,797

		376,608

	Computers & Peripherals — 5.1%
755	Apple, Inc.	423,638
21,875	Hewlett-Packard Co.	612,062
4,500	NetApp, Inc.	185,130
2,325	SanDisk Corp.	164,006
925	Seagate Technology plc, (Ireland)	51,948

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — Continued
7,675	Western Digital Corp.	643,933

		2,080,717

	Internet Software & Services — 4.1%
735	Google, Inc., Class A (a)	823,722
900	Twitter, Inc. (a)	57,285
2,925	VeriSign, Inc. (a)	174,856
15,325	Yahoo!, Inc. (a)	619,743

		1,675,606

	IT Services — 3.6%
750	Alliance Data Systems Corp. (a)	197,197
3,900	Amdocs Ltd.	160,836
3,225	Computer Sciences Corp.	180,213
4,250	Visa, Inc., Class A	946,390

		1,484,636

	Semiconductors & Semiconductor Equipment — 2.5%
3,225	Broadcom Corp., Class A	95,621
2,625	KLA-Tencor Corp.	169,207
5,750	Lam Research Corp. (a)	313,088
13,025	LSI Corp.	143,536
12,100	Marvell Technology Group Ltd., (Bermuda)	173,998
2,275	Xilinx, Inc.	104,468

		999,918

	Software — 11.5%
31,500	Activision Blizzard, Inc.	561,645
4,025	Adobe Systems, Inc. (a)	241,017
51,175	Microsoft Corp.	1,915,480
31,390	Oracle Corp.	1,200,982
7,625	Rovi Corp. (a)	150,136
27,350	Symantec Corp.	644,913

		4,714,173

	Total Information Technology	11,331,658

SHARES	SECURITY DESCRIPTION	VALUE($)
	Materials — 4.3%
	Chemicals — 3.1%
9,750	LyondellBasell Industries N.V., Class A	782,730
2,514	PPG Industries, Inc.	476,805

		1,259,535

	Containers & Packaging — 0.8%
2,500	Packaging Corp. of America	158,200
5,100	Sealed Air Corp.	173,655
300	Silgan Holdings, Inc.	14,406

		346,261

	Metals & Mining — 0.4%
3,675	Worthington Industries, Inc.	154,644

	Total Materials	1,760,440

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
14,175	AT&T, Inc.	498,393
5,277	CenturyLink, Inc.	168,072

	Total Telecommunication Services	666,465

	Utilities — 0.4%
	Independent Power Producers & Energy Traders — 0.4%
11,025	AES Corp.	159,973

	Total Common Stocks (Cost $30,714,342)	40,422,687

Short-Term Investment — 1.3%
	Investment Company — 1.3%
516,001	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $516,001)	516,001

	Total Investments — 100.1% (Cost $31,230,343)	40,938,688
	Liabilities in Excess of Other Assets — (0.1)%	(37,528)

	NET ASSETS — 100.0%	$40,901,160

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	E-mini S&P 500	03/21/14	$460,275	$8,913

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$40,422,687
Investments in affiliates, at value	516,001

Total investment securities, at value	40,938,688
Deposits at broker for futures contracts	90,000
Receivables:
Investment securities sold	45,024
Portfolio shares sold	445
Interest and dividends from non-affiliates	41,920
Dividends from affiliates	16
Variation margin on futures contracts	1,600

Total Assets	41,117,693

LIABILITIES:
Payables:
Investment securities purchased	116,256
Portfolio shares redeemed	25,319
Accrued liabilities:
Investment advisory fees	22,108
Administration fees	1,947
Distribution fees	7
Custodian and accounting fees	9,379
Trustees’ and Chief Compliance Officer’s fees	104
Audit fees	32,704
Other	8,709

Total Liabilities	216,533

Net Assets	$40,901,160

NET ASSETS:
Paid-in-Capital	$43,784,995
Accumulated undistributed net investment income	320,152
Accumulated net realized gains (losses)	(12,921,245)
Net unrealized appreciation (depreciation)	9,717,258

Total Net Assets	$40,901,160

Net Assets:
Class 1	$40,866,604
Class 2	34,556

Total	$40,901,160

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	1,745,780
Class 2	1,481
Net Asset Value, offering and redemption price per share: (a)
Class 1	$23.41
Class 2	23.34

Cost of investments in non-affiliates	$30,714,342
Cost of investments in affiliates	516,001

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$665,749
Dividend income from affiliates	317

Total investment income	666,066

EXPENSES:
Investment advisory fees	248,808
Administration fees	32,246
Distribution fees — Class 2	58
Custodian and accounting fees	28,491
Professional fees	43,827
Trustees’ and Chief Compliance Officer’s fees	431
Printing and mailing costs	15,136
Transfer agent fees	4,472
Other	7,398

Total expenses	380,867

Less amounts waived	(37,593)

Net expenses	343,274

Net investment income (loss)	322,792

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,115,592
Futures	150,200

Net realized gains (losses)	6,265,792

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,706,907
Futures	10,361

Change in net unrealized appreciation/depreciation	4,717,268

Net realized/unrealized gains (losses)	10,983,060

Change in net assets resulting from operations	$11,305,852

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Year Ended 12/31/2013	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$322,792	$411,101
Net realized gain (loss)	6,265,792	3,036,996
Change in net unrealized appreciation/depreciation	4,717,268	2,520,271

Change in net assets resulting from operations	11,305,852	5,968,368

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(401,033)	(279,331)
Class 2
From net investment income	(188)	(90)

Total distributions to shareholders	(401,221)	(279,421)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(5,323,258)	(8,355,185)

NET ASSETS:
Change in net assets	5,581,373	(2,666,238)
Beginning of period	35,319,787	37,986,025

End of period	$40,901,160	$35,319,787

Accumulated undistributed net investment income	$320,152	$404,921

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,266,718	$3,631,249
Distributions reinvested	401,033	279,331
Cost of shares redeemed	(7,999,219)	(12,265,855)

Change in net assets resulting from Class 1 capital transactions	$(5,331,468)	$(8,355,275)

Class 2
Proceeds from shares issued	$8,030	$—
Distributions reinvested	188	90
Cost of shares redeemed	(8)	—

Change in net assets resulting from Class 2 capital transactions	$8,210	$90

Total change in net assets resulting from capital transactions	$(5,323,258)	$(8,355,185)

SHARE TRANSACTIONS:
Class 1
Issued	113,779	214,321
Reinvested	20,909	16,568
Redeemed	(395,014)	(716,074)

Change in Class 1 Shares	(260,326)	(485,185)

Class 2
Issued	356	—
Reinvested	10	5
Redeemed	— (a)	—

Change in Class 2 Shares	366	5

(a)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio
Class 1
Year Ended December 31, 2013	$17.60	$0.17	(d)	$5.85		$6.02	$(0.21)
Year Ended December 31, 2012	15.24	0.18	(d)(e)	2.30		2.48	(0.12)
Year Ended December 31, 2011	15.14	0.10	(d)	0.16	(f)	0.26	(0.16)
Year Ended December 31, 2010	13.13	0.13	(d)	2.01		2.14	(0.13)
Year Ended December 31, 2009	9.86	0.12		3.23		3.35	(0.08)

Class 2
Year Ended December 31, 2013	17.55	0.12	(d)	5.84		5.96	(0.17)
Year Ended December 31, 2012	15.21	0.15	(d)(e)	2.27		2.42	(0.08)
Year Ended December 31, 2011	15.11	0.07	(d)	0.15	(f)	0.22	(0.12)
Year Ended December 31, 2010	13.12	0.10	(d)	1.99		2.09	(0.10)
Year Ended December 31, 2009	9.84	0.08		3.25		3.33	(0.05)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.13 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.85% and 0.63% for Class 1 and Class 2 Shares, respectively.
(f)	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.09 and $0.08, and the total return would have been 1.18% and 0.97% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (a)		Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.41	34.47%		$40,866,604	0.90%	0.84%		0.99%	70%
17.60	16.30		35,300,206	0.89	1.07	(e)	1.02	70
15.24	1.65	(f)	37,969,142	0.89	0.67		1.00	121
15.14	16.33		45,426,077	0.90	0.95		1.02	126
13.13	34.32		50,786,376	0.90	0.96		1.07	134

23.34	34.16		34,556	1.15	0.58		1.24	70
17.55	15.94		19,581	1.14	0.85	(e)	1.27	70
15.21	1.44	(f)	16,883	1.15	0.43		1.25	121
15.11	15.96		16,645	1.15	0.72		1.27	126
13.12	34.03		14,354	1.15	0.70		1.32	134

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to provide long-term capital growth.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$40,938,688	$—	$—	$40,938,688

Appreciation in Other Financial Instruments
Futures Contracts	$8,913	$—	$—	$8,913

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2013.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2013:

Futures Contracts:
Average Notional Balance Long	$674,664
Ending Notional Balance Long	460,275

The Portfolio’s futures contracts are not subject to master netting arrangements.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$1	$(6,340)	$6,339

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly—owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly—owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2013, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses,

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the year ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the year ended December 31, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$7,804	$28,501	$36,305

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 was $1,288.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$26,073,237	$30,692,183

During the year ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$31,287,719	$9,831,372	$180,403	$9,650,969

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$401,221	$401,221

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$279,421	$279,421

As of December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$324,506	$(12,854,957)	$9,650,969

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017	Total
$1,204,518	$11,650,439	$12,854,957

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards in the amount of $6,229,577.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Intrepid Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Portfolio’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Portfolio
Class 1
Actual	$1,000.00	$1,191.30	$4.97	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90

Class 2
Actual	1,000.00	1,189.60	6.35	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, first, and second quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and,

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and fifth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be received under separate cover.

Dividends Received Deductions (DRD)

The Fund hereby designates 100.00% or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2013.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	AN-JPMITIGP-1213

Annual Report

JPMorgan Insurance Trust

December 31, 2013

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equities markets in developed economies performed strongly in the face of periodic spikes in volatility throughout the twelve months ended December 31, 2013. Healthy corporate earnings and incremental but steady improvements in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of the year relieved much of the political uncertainty created by partisan brinkmanship over the so-called fiscal cliff and the partial shutdown of the federal government in October. In the first half of the year, the U.S. Federal Reserve (“Fed”) announced its intention to taper off its $85 billion in monthly asset purchases and the statement weakened investor sentiment and set off widespread speculation about the timing and magnitude of such a move. The Fed followed through in December, deciding to reduce its monthly purchases by $10 billion. The news, along with robust gains in jobs, housing and consumer sentiment, drove U.S. equities to new highs. The S&P 500 stock index hit seven closing highs in the final month of the reporting period, finishing 2013 with its best performance since 1997.

“While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Central Bank reaffirmed its commitment to accommodative monetary policy and to the euro itself. In the second quarter of the year, the European Union (EU) returned to positive growth and at the end of the year, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. In Japan, equity markets rebounded to their best year since 1988, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks.

Emerging market equities were weaker overall. As of December 31, 2013, the MSCI Emerging Markets Index returned -2.3% for the year. China’s economy showed signs of slower growth during the year and the Fed’s decision to taper its asset purchase program set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed income markets generally remained weak during the year, as central bankers across the globe held interest rates at historic lows. However, benchmark bond yields rose on an annual basis for the first time since 2009. During the year, the Fed’s talk of tapering off its Quantitative Easing (QE) program hurt fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period higher. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively. High-yield debt returned 7.4% for the year, as measured by the Barclays US High Yield Corporate Index, while other U.S. debt securities and emerging market debt both had negative returns.

While global economic growth accelerated during the year, the U.S. recovery in particular showed stronger fundamentals and the Fed’s decision to taper its QE program was a response to the improved picture. Europe emerged from its lengthy recession and the worst of the fiscal crises seem to be behind it, though unemployment remains strikingly high in many EU nations. Japan made progress toward ending persistent deflation, but Tokyo’s monetary and fiscal stimulus has sharply weakened the yen, putting other Asian exporting nations — notably China and South Korea — at a competitive disadvantage. Emerging market economies may face further headwinds as foreign investment shrinks and economic growth moderates from recent strength. Moreover, political instability — already apparent in Thailand and Turkey — may surface in other emerging market nations as governments struggle to deliver improved living standards and respond to demands for political reforms.

The Long-Term Lens

We welcome the Fed’s move to curb its QE program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The past year’s market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	40.59%
Russell Midcap Index	34.76%

Net Assets as of 12/31/2013	$40,178,337

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the 12 months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Stock markets retreated at mid-year amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) plan to taper off its monthly purchases of $85 billion in U.S.Treasuries and mortgage-backed securities. Interest rates rose sharply higher, pressuring prices for both stocks and bonds. Partisan brinkmanship in Washington added to the uncertainty, starting with the standoff over the so-called fiscal cliff in January and followed by the partial shutdown of the federal government in October. A bipartisan budget agreement toward the end of the year relieved some of the political uncertainty. During the year, the U.S. unemployment rate fell from 7.9% in January to 6.7% at year end, with slight upticks in joblessness at mid-year and in October. Adding to the positive trend were advances in housing prices and auto sales in the second half of the year, and a rebound in consumer sentiment to a five-month high in December. The Russell Midcap Index (“Benchmark”) returned 34.76% for the year.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the 12 months ended December 31, 2013. The Portfolio’s stock selection in the software & services sector and the health services & systems sector was the leading contributor to relative performance. The Portfolio’s stock selection in the pharmaceuticals sector and the telecommunications sector was the leading detractor.

Leading individual contributors to relative performance included Western Digital Corp., Towers Watson & Co. and Huntington Ingalls Industries Inc. Shares of Western Digital Corp., a

hard disk drive manufacturer, rose on demand growth for high-capacity disk drives and for its cloud computing technology. Shares of Towers Watson, a provider of executive recruiting and benefits management, rose on improved earnings and revenue growth through acquisitions. Shares of Huntington Ingalls, a manufacturer of warships and submarines, surpassed earnings expectations on the back of strength at its Ingalls Shipbuilding and Newport New Shipbuilding operations.

Leading individual detractors from relative performance included PulteGroup Inc., Best Buy Inc. and Frontier Communications Corp. Shares of Pulte, a homebuilder, retreated on expectations that rising mortgage rates would hurt home sales. Shares of Best Buy, a consumer electronics retail chain, rose during the year, but the Portfolio’s underweight position hurt performance relative to the Benchmark. Shares of Frontier, a communications company primarily serving the rural U.S. and smaller municipalities, came under pressure from flat earnings growth during the year.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to attempt to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the year, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Macy’s, Inc.	2.3%
2.	Bunge Ltd.	2.1
3.	Towers Watson & Co., Class A	2.1
4.	Best Buy Co., Inc.	2.0
5.	Western Digital Corp.	2.0
6.	Discover Financial Services	1.6
7.	AECOM Technology Corp.	1.6
8.	AmerisourceBergen Corp.	1.6
9.	Lorillard, Inc.	1.5
10.	CA, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.7%
Industrials	17.0
Information Technology	16.7
Consumer Discretionary	11.6
Health Care	11.0
Consumer Staples	6.7
Energy	6.1
Utilities	5.2
Materials	4.7
Telecommunication Services	1.7
U.S. Treasury Obligation	0.2
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Portfolio’s composition is subject to change.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	40.59%	21.12%	9.63%
CLASS 2 SHARES	8/16/06	40.27	20.83	9.44

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	Consumer Discretionary — 11.6%
	Auto Components — 0.8%
2,300	Delphi Automotive plc, (United Kingdom)	138,299
7,475	Goodyear Tire & Rubber Co. (The)	178,279

		316,578

	Distributors — 0.5%
175	Genuine Parts Co.	14,558
6,175	LKQ Corp. (a)	203,158

		217,716

	Diversified Consumer Services — 0.8%
16,825	Service Corp. International	305,037

	Hotels, Restaurants & Leisure — 0.6%
2,050	Brinker International, Inc.	94,997
5,525	Extended Stay America, Inc. (a)	145,086

		240,083

	Household Durables — 0.5%
3,225	Jarden Corp. (a)	197,854

	Internet & Catalog Retail — 1.5%
2,725	Groupon, Inc. (a)	32,073
4,600	Liberty Ventures, Series A (a)	563,914

		595,987

	Media — 0.5%
4,375	Gannett Co., Inc.	129,412
1,175	Omnicom Group, Inc.	87,385

		216,797

	Multiline Retail — 2.3%
17,650	Macy’s, Inc.	942,510

	Specialty Retail — 3.8%
20,400	Best Buy Co., Inc.	813,552
2,650	Foot Locker, Inc.	109,816
4,775	GameStop Corp., Class A	235,217
2,000	Gap, Inc. (The)	78,160
925	Murphy USA, Inc. (a)	38,443
2,425	TJX Cos., Inc.	154,545
2,200	Urban Outfitters, Inc. (a)	81,620

		1,511,353

	Textiles, Apparel & Luxury Goods — 0.3%
1,425	Hanesbrands, Inc.	100,135

	Total Consumer Discretionary	4,644,050

	Consumer Staples — 6.8%
	Food & Staples Retailing — 1.3%
5,850	Kroger Co. (The)	231,251

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
9,100	Safeway, Inc.	296,387

		527,638

	Food Products — 3.9%
10,500	Bunge Ltd.	862,155
5,700	Ingredion, Inc.	390,222
9,625	Tyson Foods, Inc., Class A	322,052

		1,574,429

	Tobacco — 1.6%
12,050	Lorillard, Inc.	610,694

	Total Consumer Staples	2,712,761

	Energy — 6.1%
	Energy Equipment & Services — 1.2%
501	Baker Hughes, Inc.	27,685
1,043	National Oilwell Varco, Inc.	82,950
3,575	Oil States International, Inc. (a)	363,649

		474,284

	Oil, Gas & Consumable Fuels — 4.9%
4,025	Antero Resources Corp. (a)	255,346
2,700	Cabot Oil & Gas Corp.	104,652
2,175	Cimarex Energy Co.	228,179
650	Continental Resources, Inc. (a)	73,138
4,720	Energen Corp.	333,940
2,800	EQT Corp.	251,384
1,125	Marathon Petroleum Corp.	103,196
3,700	Murphy Oil Corp.	240,056
2,350	Newfield Exploration Co. (a)	57,881
490	Noble Energy, Inc.	33,374
4,025	Peabody Energy Corp.	78,608
2,150	Tesoro Corp.	125,775
2,125	Valero Energy Corp.	107,100

		1,992,629

	Total Energy	2,466,913

	Financials — 17.7%
	Capital Markets — 1.2%
1,150	Affiliated Managers Group, Inc. (a)	249,412
8,675	American Capital Ltd. (a)	135,677
925	Lazard Ltd., (Bermuda), Class A	41,921
2,525	TD Ameritrade Holding Corp.	77,366

		504,376

	Commercial Banks — 3.1%
750	BankUnited, Inc.	24,690
1,125	BOK Financial Corp.	74,610

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
5,500	East West Bancorp, Inc.	192,335
10,275	Fifth Third Bancorp	216,083
5,925	Huntington Bancshares, Inc.	57,176
6,250	KeyCorp	83,875
7,650	Regions Financial Corp.	75,658
1,850	Signature Bank (a)	198,727
2,975	SVB Financial Group (a)	311,959

		1,235,113

	Consumer Finance — 1.6%
11,700	Discover Financial Services	654,615

	Diversified Financial Services — 0.3%
2,650	NASDAQ OMX Group, Inc. (The)	105,470

	Insurance — 4.9%
1,575	Allied World Assurance Co. Holdings AG, (Switzerland)	177,676
4,375	American Financial Group, Inc.	252,525
1,350	Aon plc, (United Kingdom)	113,252
1,625	Arch Capital Group Ltd., (Bermuda) (a)	96,996
475	Aspen Insurance Holdings Ltd., (Bermuda)	19,622
2,125	Assurant, Inc.	141,036
7,200	Assured Guaranty Ltd., (Bermuda)	169,848
1,025	Axis Capital Holdings Ltd., (Bermuda)	48,759
475	Everest Re Group Ltd., (Bermuda)	74,038
2,850	Hartford Financial Services Group, Inc.	103,256
1,950	Lincoln National Corp.	100,659
2,425	Old Republic International Corp.	41,880
2,600	Principal Financial Group, Inc.	128,206
2,500	Protective Life Corp.	126,650
875	Torchmark Corp.	68,381
6,025	Unum Group	211,357
2,000	Validus Holdings Ltd., (Bermuda)	80,580

		1,954,721

	Real Estate Investment Trusts (REITs) — 6.6%
975	American Capital Agency Corp.	18,808
5,225	Annaly Capital Management, Inc.	52,093
4,800	Apartment Investment & Management Co., Class A	124,368
175	AvalonBay Communities, Inc.	20,690
4,625	Brandywine Realty Trust	65,166
875	Camden Property Trust	49,770
1,550	Chimera Investment Corp.	4,805
2,450	CommonWealth REIT	57,109
1,050	Corrections Corp. of America	33,673
3,100	DDR Corp.	47,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
2,675	Douglas Emmett, Inc. (m)	62,301
17,725	Duke Realty Corp.	266,584
2,925	Equity Lifestyle Properties, Inc.	105,973
1,250	Equity Residential	64,838
1,175	Extra Space Storage, Inc.	49,503
2,600	Health Care REIT, Inc.	139,282
9,110	Hospitality Properties Trust	246,243
6,050	Host Hotels & Resorts, Inc.	117,612
1,575	Mack-Cali Realty Corp.	33,831
925	Mid-America Apartment Communities, Inc.	56,185
2,400	Post Properties, Inc.	108,552
4,125	Retail Properties of America, Inc., Class A	52,470
475	SL Green Realty Corp.	43,881
2,125	Taubman Centers, Inc.	135,830
2,297	Ventas, Inc.	131,572
13,200	Weyerhaeuser Co.	416,724
2,175	WP Carey, Inc.	133,436

		2,638,946

	Real Estate Management & Development — 0.0% (g)
150	Jones Lang LaSalle, Inc.	15,359

	Total Financials	7,108,600

	Health Care — 11.0%
	Biotechnology — 3.3%
1,900	Alexion Pharmaceuticals, Inc. (a)	252,814
10,375	Ariad Pharmaceuticals, Inc. (a)	70,757
2,300	BioMarin Pharmaceutical, Inc. (a)	161,621
5,700	Medivation, Inc. (a)	363,774
1,750	Pharmacyclics, Inc. (a)	185,115
4,025	Vertex Pharmaceuticals, Inc. (a)	299,058

		1,333,139

	Health Care Equipment & Supplies — 2.9%
12,825	Alere, Inc. (a)	464,265
700	Cooper Cos., Inc. (The)	86,688
12,925	Hologic, Inc. (a)	288,874
3,275	Zimmer Holdings, Inc.	305,197

		1,145,024

	Health Care Providers & Services — 4.0%
9,000	AmerisourceBergen Corp.	632,790
6,625	Catamaran Corp. (a)	314,555
2,500	Community Health Systems, Inc. (a)	98,175
3,625	Humana, Inc.	374,173
5,450	Premier, Inc., Class A (a)	200,342

		1,620,035

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 0.0% (g)
150	Agilent Technologies, Inc.	8,578

	Pharmaceuticals — 0.8%
3,125	Hospira, Inc. (a)	129,000
1,300	Perrigo Co. plc, (Ireland)	199,497

		328,497

	Total Health Care	4,435,273

	Industrials — 17.0%
	Aerospace & Defense — 2.1%
1,075	Alliant Techsystems, Inc.	130,806
5,416	Huntington Ingalls Industries, Inc.	487,494
1,800	L-3 Communications Holdings, Inc.	192,348
200	Northrop Grumman Corp.	22,922

		833,570

	Airlines — 2.6%
3,575	Alaska Air Group, Inc.	262,298
1,525	Copa Holdings S.A., (Panama), Class A	244,167
5,400	Delta Air Lines, Inc.	148,338
20,800	Southwest Airlines Co.	391,872

		1,046,675

	Building Products — 0.2%
1,683	Allegion plc, (Ireland) (a)	74,372

	Commercial Services & Supplies — 0.5%
5,175	KAR Auction Services, Inc.	152,921
2,680	R.R. Donnelley & Sons Co.	54,351

		207,272

	Construction & Engineering — 3.2%
21,525	AECOM Technology Corp. (a)	633,481
1,975	Fluor Corp.	158,573
5,200	Jacobs Engineering Group, Inc. (a)	327,548
2,850	URS Corp.	151,021

		1,270,623

	Electrical Equipment — 0.2%
1,875	Babcock & Wilcox Co. (The)	64,106
450	Regal-Beloit Corp.	33,174

		97,280

	Machinery — 3.8%
3,025	AGCO Corp.	179,050
5,000	Ingersoll-Rand plc, (Ireland)	308,000
1,925	Lincoln Electric Holdings, Inc.	137,329
4,050	Oshkosh Corp.	204,039
4,220	Parker Hannifin Corp.	542,861
2,025	Timken Co.	111,517

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
425	WABCO Holdings, Inc. (a)	39,699

		1,522,495

	Marine — 0.2%
1,050	Kirby Corp. (a)	104,213

	Professional Services — 3.3%
5,725	Manpowergroup, Inc.	491,548
6,575	Towers Watson & Co., Class A	839,036

		1,330,584

	Road & Rail — 0.5%
4,450	CSX Corp.	128,027
1,125	Landstar System, Inc.	64,631

		192,658

	Trading Companies & Distributors — 0.4%
1,175	Air Lease Corp.	36,519
4,025	MRC Global, Inc. (a)	129,846

		166,365

	Total Industrials	6,846,107

	Information Technology — 16.7%
	Communications Equipment — 0.5%
3,075	Harris Corp.	214,666

	Computers & Peripherals — 2.0%
9,575	Western Digital Corp.	803,342

	Electronic Equipment, Instruments & Components — 1.4%
3,375	Arrow Electronics, Inc. (a)	183,094
6,375	Avnet, Inc.	281,201
1,550	Tech Data Corp. (a)	79,980

		544,275

	Internet Software & Services — 1.3%
2,300	LinkedIn Corp., Class A (a)	498,709
675	Twitter, Inc. (a)	42,964

		541,673

	IT Services — 4.5%
1,900	Alliance Data Systems Corp. (a)	499,567
30,150	Booz Allen Hamilton Holding Corp.	577,372
1,175	DST Systems, Inc.	106,619
1,900	Fidelity National Information Services, Inc.	101,992
2,950	Lender Processing Services, Inc.	110,271
6,475	Vantiv, Inc., Class A (a)	211,150
6,875	VeriFone Systems, Inc. (a)	184,388

		1,791,359

	Office Electronics — 0.8%
25,300	Xerox Corp.	307,901

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 2.8%
18,650	Advanced Micro Devices, Inc. (a)	72,176
3,975	First Solar, Inc. (a)	217,194
1,450	KLA-Tencor Corp.	93,467
1,275	Lam Research Corp. (a)	69,424
5,150	LSI Corp.	56,753
22,275	Marvell Technology Group Ltd., (Bermuda)	320,314
11,600	Micron Technology, Inc. (a)	252,416
3,200	Teradyne, Inc. (a)	56,384

		1,138,128

	Software — 3.4%
15,850	Activision Blizzard, Inc.	282,605
17,250	CA, Inc.	580,462
2,750	Rovi Corp. (a)	54,148
10,100	Symantec Corp.	238,158
4,225	TIBCO Software, Inc. (a)	94,978
28,350	Zynga, Inc., Class A (a)	107,730

		1,358,081

	Total Information Technology	6,699,425

	Materials — 4.7%
	Chemicals — 2.3%
1,075	CF Industries Holdings, Inc.	250,518
775	Huntsman Corp.	19,065
2,566	PPG Industries, Inc.	486,668
2,125	Valspar Corp. (The)	151,491

		907,742

	Containers & Packaging — 0.6%
1,875	Crown Holdings, Inc. (a)	83,569
450	Greif, Inc., Class A	23,580
300	Rock Tenn Co., Class A	31,503
3,025	Sealed Air Corp.	103,001

		241,653

	Metals & Mining — 0.9%
700	Nucor Corp.	37,366
3,675	Reliance Steel & Aluminum Co.	278,712
3,000	Steel Dynamics, Inc.	58,620

		374,698

	Paper & Forest Products — 0.9%
1,475	Domtar Corp., (Canada)	139,151
4,250	International Paper Co.	208,378

		347,529

	Total Materials	1,871,622

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.6%
53,100	Frontier Communications Corp.	246,915

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 1.1%
1,225	Crown Castle International Corp. (a)	89,952
1,400	SBA Communications Corp., Class A (a)	125,776
6,825	T-Mobile US, Inc. (a)	229,593

		445,321

	Total Telecommunication Services	692,236

	Utilities — 5.2%
	Electric Utilities — 0.1%
450	Pinnacle West Capital Corp.	23,814

	Gas Utilities — 0.5%
4,725	UGI Corp.	195,899

	Independent Power Producers & Energy Traders — 0.8%
22,775	AES Corp.	330,466

	Multi-Utilities — 3.8%
2,250	Alliant Energy Corp.	116,100
3,200	Ameren Corp.	115,712
9,755	CenterPoint Energy, Inc.	226,121
4,275	CMS Energy Corp.	114,442
2,100	Consolidated Edison, Inc.	116,088
3,625	DTE Energy Co.	240,664
2,800	MDU Resources Group, Inc.	85,540
2,750	SCANA Corp.	129,057
3,350	Sempra Energy	300,696
6,000	TECO Energy, Inc.	103,440

		1,547,860

	Total Utilities	2,098,039

	Total Common Stocks (Cost $28,749,767)	39,575,026

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
60,000	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $60,062)	60,054

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
570,126	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $570,126)	570,126

	Total Investments — 100.1% (Cost $29,379,955)	40,205,206
	Liabilities in Excess of Other Assets — (0.1)%	(26,869)

	NET ASSETS — 100.0%	$40,178,337

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	S&P Mid Cap 400	03/21/14	$669,700	$19,270

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

REIT	— Real Estate Investment Trust.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$39,635,080
Investments in affiliates, at value	570,126

Total investment securities, at value	40,205,206
Receivables:
Investment securities sold	56,119
Portfolio shares sold	737
Interest and dividends from non-affiliates	45,304
Dividends from affiliates	15
Variation margin on futures contracts	1,750

Total Assets	40,309,131

LIABILITIES:
Payables:
Portfolio shares redeemed	54,417
Accrued liabilities:
Investment advisory fees	21,748
Administration fees	2,824
Distribution fees	10
Custodian and accounting fees	9,979
Trustees’ and Chief Compliance Officer’s fees	32
Audit fees	32,697
Other	9,087

Total Liabilities	130,794

Net Assets	$40,178,337

NET ASSETS:
Paid-in-Capital	$23,945,849
Accumulated undistributed net investment income	235,130
Accumulated net realized gains (losses)	5,152,837
Net unrealized appreciation (depreciation)	10,844,521

Total Net Assets	$40,178,337

Net Assets:
Class 1	$40,129,143
Class 2	49,194

Total	$40,178,337

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,641,814
Class 2	2,018

Net Asset Value, offering and redemption price per share (a):
Class 1	$24.44
Class 2	24.38

Cost of investments in non-affiliates	$28,809,829
Cost of investments in affiliates	570,126

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$583,508
Dividend income from affiliates	326
Interest income from non-affiliates	124

Total investment income	583,958

EXPENSES:
Investment advisory fees	250,003
Administration fees	32,402
Distribution fees — Class 2	62
Custodian and accounting fees	33,709
Professional fees	43,729
Trustees’ and Chief Compliance Officer’s fees	433
Printing and mailing costs	13,573
Transfer agent fees	4,814
Other	7,249

Total expenses	385,974

Less amounts waived	(41,460)

Net expenses	344,514

Net investment income (loss)	239,444

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,192,090
Futures	227,883

Net realized gains (losses)	7,419,973

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	5,434,280
Futures	7,530

Change in net unrealized appreciation/depreciation	5,441,810

Net realized/unrealized gains (losses)	12,861,783

Change in net assets resulting from operations	$13,101,227

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended 12/31/2013	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$239,444	$433,636
Net realized gain (loss)	7,419,973	1,618,289
Change in net unrealized appreciation/depreciation	5,441,810	3,079,445

Change in net assets resulting from operations	13,101,227	5,131,370

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(431,619)	(257,920)
Class 2
From net investment income	(194)	(100)

Total distributions to shareholders	(431,813)	(258,020)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(8,548,005)	(414,429)

NET ASSETS:
Change in net assets	4,121,409	4,458,921
Beginning of period	36,056,928	31,598,007

End of period	$40,178,337	$36,056,928

Accumulated undistributed net investment income	$235,130	$432,144

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,102,652	$7,029,673
Distributions reinvested	431,619	257,920
Cost of shares redeemed	(11,104,437)	(7,702,122)

Change in net assets resulting from Class 1 capital transactions	$(8,570,166)	$(414,529)

Class 2
Proceeds from shares issued	$21,996	$2
Distributions reinvested	194	100
Cost of shares redeemed	(29)	(2)

Change in net assets resulting from Class 2 capital transactions	$22,161	$100

Total change in net assets resulting from capital transactions	$(8,548,005)	$(414,429)

SHARE TRANSACTIONS:
Class 1
Issued	99,231	424,954
Reinvested	21,831	15,528
Redeemed	(529,469)	(459,751)

Change in Class 1 Shares	(408,407)	(19,269)

Class 2
Issued	937	1
Reinvested	10	6
Redeemed	(1)	— (a)

Change in Class 2 Shares	946	7

(a)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Mid Cap Portfolio
Class 1
Year Ended December 31, 2013	$17.58	$0.13	(d)	$6.95	$7.08	$(0.22)
Year Ended December 31, 2012	15.26	0.21	(d)(e)	2.24	2.45	(0.13)
Year Ended December 31, 2011	15.62	0.12	(d)	(0.34)	(0.22)	(0.14)
Year Ended December 31, 2010	13.23	0.11	(d)	2.46	2.57	(0.18)
Year Ended December 31, 2009	9.92	0.18		3.30	3.48	(0.17)

Class 2
Year Ended December 31, 2013	17.54	0.09	(d)	6.93	7.02	(0.18)
Year Ended December 31, 2012	15.23	0.17	(d)(e)	2.23	2.40	(0.09)
Year Ended December 31, 2011	15.60	0.08	(d)	(0.35)	(0.27)	(0.10)
Year Ended December 31, 2010	13.22	0.08	(d)	2.46	2.54	(0.16)
Year Ended December 31, 2009	9.90	0.12		3.33	3.45	(0.13)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.16 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.93% and 0.66% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.44	40.59%	$40,129,143	0.89%	0.62%		1.00%	57%
17.58	16.13	36,038,129	0.90	1.28	(e)	1.02	54
15.26	(1.52)	31,581,775	0.90	0.75		1.08	47
15.62	19.52	38,556,642	0.90	0.81		1.22	46
13.23	35.66	42,810,183	0.90	1.37		1.15	74

24.38	40.27	49,194	1.14	0.41		1.24	57
17.54	15.82	18,799	1.15	1.00	(e)	1.27	54
15.23	(1.79)	16,232	1.15	0.52		1.33	47
15.60	19.24	16,528	1.15	0.57		1.48	46
13.22	35.37	13,862	1.15	1.14		1.40	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$40,145,152	$60,054	$—	$40,205,206

Appreciation in Other Financial Instruments
Futures Contracts	$19,270	$—	$—	$19,270

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2013.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2013:

Futures Contracts:
Average Notional Balance Long	$735,218
Ending Notional Balance Long	669,700

The Portfolio’s futures contracts are not subject to master netting arrangements.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$14,867	$(4,645)	$(10,222)

The reclassifications for the Portfolio relate primarily to investments in partnerships.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2013, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all class shares) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the year ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the year ended December 31, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$10,639	$29,578	$40,217

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 was $1,243.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$21,589,921	$29,593,834	$60,070	$60,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$29,449,276	$11,029,132	$273,202	$10,755,930

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$431,813	$431,813

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$258,020	$258,020

As of December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$236,708	$5,241,428	$10,755,930

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2013, the Portfolio did not have any pre-enactment net capital loss carryforwards.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards in the amount of $2,142,797.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Portfolio’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) , Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) , Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$1,194.70	$4.92	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class 2
Actual	1,000.00	1,192.90	6.30	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fourth, fifth, and fourth quintiles for Class 1 shares for the one-,

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Tax Letter

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Portfolio hereby designates 100% or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2013.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	AN-JPMITIMCP-1213

Annual Report

JPMorgan Insurance Trust

December 31, 2013

JPMorgan Insurance Trust Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equities markets in developed economies performed strongly in the face of periodic spikes in volatility throughout the twelve months ended December 31, 2013. Healthy corporate earnings and incremental but steady improvements in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of the year relieved much of the political uncertainty created by partisan brinkmanship over the so-called fiscal cliff and the partial shutdown of the federal government in October. In the first half of the year, the U.S. Federal Reserve (“Fed”) announced its intention to taper off its $85 billion in monthly asset purchases and the statement weakened investor sentiment and set off widespread speculation about the timing and magnitude of such a move. The Fed followed through in December, deciding to reduce its monthly purchases by $10 billion. The news, along with robust gains in jobs, housing and consumer sentiment, drove U.S. equities to new highs. The S&P 500 stock index hit seven closing highs in the final month of the reporting period, finishing 2013 with its best performance since 1997.

“While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Central Bank reaffirmed its commitment to accommodative monetary policy and to the euro itself. In the second quarter of the year, the European Union (EU) returned to positive growth and at the end of the year, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. In Japan, equity markets rebounded to their best year since 1988, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks.

Emerging market equities were weaker overall. As of December 31, 2013, the MSCI Emerging Markets Index returned -2.3% for the year. China’s economy showed signs of slower growth during the year and the Fed’s decision to taper its asset purchase program set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed income markets generally remained weak during the year, as central bankers across the globe held interest rates at historic lows. However, benchmark bond yields rose on an annual basis for the first time since 2009. During the year, the Fed’s talk of tapering off its Quantitative Easing (QE) program hurt fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period higher. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively. High-yield debt returned 7.4% for the year, as measured by the Barclays US High Yield Corporate Index, while other U.S. debt securities and emerging market debt both had negative returns.

While global economic growth accelerated during the year, the U.S. recovery in particular showed stronger fundamentals and the Fed’s decision to taper its QE program was a response to the improved picture. Europe emerged from its lengthy recession and the worst of the fiscal crises seem to be behind it, though unemployment remains strikingly high in many EU nations. Japan made progress toward ending persistent deflation, but Tokyo’s monetary and fiscal stimulus has sharply weakened the yen, putting other Asian exporting nations —notably China and South Korea — at a competitive disadvantage. Emerging market economies may face further headwinds as foreign investment shrinks and economic growth moderates from recent strength. Moreover, political instability — already apparent in Thailand and Turkey — may surface in other emerging market nations as governments struggle to deliver improved living standards and respond to demands for political reforms.

The Long-Term Lens

We welcome the Fed’s move to curb its QE program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The past year’s market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	43.30%
Russell Midcap Growth Index	35.74%

Net Assets as of 12/31/2013	$55,724,628

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Growth Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the 12 months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. The Russell Midcap Growth Index (the “Benchmark”) retreated at mid-year amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly purchases of $85 billion in Treasuries and mortgage-backed securities. Interest rates rose sharply higher, pressuring prices for both stocks and bonds. Partisan brinkmanship in Washington added to the uncertainty, starting with the standoff over the so-called fiscal cliff in January and followed by the partial shutdown of the federal government in October. A bipartisan budget agreement toward the end of the year relieved some of the political uncertainty. During the year, U.S. unemployment claims fell from 7.9% in January to 6.7%, with slight upticks in joblessness at midyear and in October. Adding to the positive trend were advances in housing prices and auto sales in the second half of the year, and a rebound in consumer sentiment to a five-month high in December. The Benchmark finished the 12 months ended December 31, 2013 with a 35.74% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2013. The Portfolio’s stock selection in the financial services and health care sectors was the main contributor to relative performance, while stock selection in the energy and consumer discretionary sectors was the main detractor from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Fleetcor Technologies Inc., Tesla Motors Inc. and Valeant Pharmaceuticals International Inc. Shares of Fleetcor, a provider of specialized commercial payment products, rose on the back of strong organic growth. Shares of Tesla, a maker of electric vehicles and electric powertrain components, gained on earnings growth and a reaffirmation of a five-star safety rating from U.S. regulators for its Model S car. Valeant, a specialty drug maker, was rewarded for solid execution on its strategy of achieving highly diversified organic growth and realizing operational synergies from acquisitions.

Individual detractors from the Portfolio’s relative performance included the Portfolio’s positions in Urban Outfitters Inc., Aruba Networks Inc. and Netflix Inc. Shares of Urban Outfitters, a chain of clothing stores, were pressured by fashion stumbles and competition from so-called fast fashion discount chains. Shares of Aruba Networks, a provider of mobile network access technology, fell after the company posted widening losses amid higher operating costs and increase competition. Shares of Netflix, an Internet subscription provider of movies and TV programs, rose sharply during the year, but the Portfolio’s underweight position detracted from relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Portfolio’s largest overweight position versus the Benchmark was in the producer durables sector and the Portfolio’s largest underweight position versus the Benchmark was in the consumer staples sector.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Harley-Davidson, Inc.	2.6%
2.	Alliance Data Systems Corp.	2.0
3.	Flowserve Corp.	1.8
4.	Pall Corp.	1.8
5.	Illumina, Inc.	1.7
6.	Affiliated Managers Group, Inc.	1.7
7.	Michael Kors Holdings Ltd. (Hong Kong)	1.7
8.	Moody’s Corp.	1.7
9.	Agilent Technologies, Inc.	1.7
10.	Acuity Brands, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	23.5%
Industrials	22.1
Information Technology	18.9
Health Care	13.8
Financials	11.8
Energy	4.7
Materials	2.1
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Portfolio’s composition is subject to change.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	43.30%	22.92%	9.93%
CLASS 2 SHARES	8/16/06	43.02	22.62	9.73

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Growth Portfolio, the Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Consumer Discretionary — 23.5%
	Auto Components — 1.0%
10,000	BorgWarner, Inc.	559,100

	Automobiles — 3.4%
21,200	Harley-Davidson, Inc.	1,467,888
3,050	Tesla Motors, Inc. (a)	458,659

		1,926,547

	Hotels, Restaurants & Leisure — 4.1%
610	Chipotle Mexican Grill, Inc. (a)	324,996
19,800	Hilton Worldwide Holdings, Inc. (a)	440,550
14,900	Norwegian Cruise Line Holdings Ltd. (a)	528,503
2,300	Panera Bread Co., Class A (a)	406,387
3,090	Wynn Resorts Ltd.	600,109

		2,300,545

	Household Durables — 1.4%
5,125	Mohawk Industries, Inc. (a)	763,113

	Internet & Catalog Retail — 1.3%
1,960	Netflix, Inc. (a)	721,613

	Media — 1.2%
7,200	Discovery Communications, Inc., Class A (a)	651,024

	Specialty Retail — 7.7%
5,100	Advance Auto Parts, Inc.	564,468
15,200	GameStop Corp., Class A	748,752
5,200	O’Reilly Automotive, Inc. (a)	669,292
9,100	Ross Stores, Inc.	681,863
8,750	Signet Jewelers Ltd., (Bermuda)	688,625
11,000	Urban Outfitters, Inc. (a)	408,100
9,200	Williams-Sonoma, Inc.	536,176

		4,297,276

	Textiles, Apparel & Luxury Goods — 3.4%
9,550	Lululemon Athletica, Inc., (Canada) (a)	563,736
11,800	Michael Kors Holdings Ltd., (Hong Kong) (a)	958,042
4,350	Under Armour, Inc., Class A (a)	379,755

		1,901,533

	Total Consumer Discretionary	13,120,751

	Energy — 4.7%
	Energy Equipment & Services — 0.8%
15,850	Frank’s International N.V., (Netherlands)	427,950

	Oil, Gas & Consumable Fuels — 3.9%
5,600	Antero Resources Corp. (a)	355,264
17,700	Cabot Oil & Gas Corp.	686,052
5,800	Concho Resources, Inc. (a)	626,400

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
10,100	Plains All American Pipeline LP	522,877

		2,190,593

	Total Energy	2,618,543

	Financials — 11.9%
	Capital Markets — 4.7%
4,450	Affiliated Managers Group, Inc. (a)	965,116
19,300	Blackstone Group LP (The)	607,950
10,700	Lazard Ltd., Class A (Bermuda)	484,924
17,900	TD Ameritrade Holding Corp.	548,456

		2,606,446

	Commercial Banks — 2.1%
17,400	East West Bancorp, Inc.	608,478
5,325	Signature Bank (a)	572,012

		1,180,490

	Diversified Financial Services — 1.7%
12,200	Moody’s Corp.	957,334

	Insurance — 2.0%
8,300	Aon plc, (United Kingdom)	696,287
8,700	Axis Capital Holdings Ltd., (Bermuda)	413,859

		1,110,146

	Real Estate Management & Development — 1.4%
28,900	CBRE Group, Inc., Class A (a)	760,070

	Total Financials	6,614,486

	Health Care — 13.8%
	Biotechnology — 2.2%
5,040	Alexion Pharmaceuticals, Inc. (a)	670,622
7,300	Vertex Pharmaceuticals, Inc. (a)	542,390

		1,213,012

	Health Care Equipment & Supplies — 1.0%
8,200	Sirona Dental Systems, Inc. (a)	575,640

	Health Care Providers & Services — 3.6%
18,000	Brookdale Senior Living, Inc. (a)	489,240
13,800	Envision Healthcare Holdings, Inc. (a)	490,176
6,110	Humana, Inc.	630,674
11,000	Premier, Inc., Class A (a)	404,360

		2,014,450

	Life Sciences Tools & Services — 4.1%
16,100	Agilent Technologies, Inc.	920,759
18,300	Bruker Corp. (a)	361,791
8,820	Illumina, Inc. (a)	975,669

		2,258,219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 2.9%
4,675	Actavis plc (a)	785,400
2,200	Jazz Pharmaceuticals plc, (Ireland) (a)	278,432
4,900	Valeant Pharmaceuticals International, Inc. (a)	575,260

		1,639,092

	Total Health Care	7,700,413

	Industrials — 22.2%
	Aerospace & Defense — 0.5%
6,341	DigitalGlobe, Inc. (a)	260,932

	Airlines — 1.4%
27,700	Delta Air Lines, Inc.	760,919

	Building Products — 1.5%
17,700	Fortune Brands Home & Security, Inc.	808,890

	Commercial Services & Supplies — 1.2%
5,740	Stericycle, Inc. (a)	666,816

	Construction & Engineering — 1.0%
6,900	Fluor Corp.	554,001

	Electrical Equipment — 2.7%
8,000	Acuity Brands, Inc.	874,560
11,400	Generac Holdings, Inc.	645,696

		1,520,256

	Industrial Conglomerates — 1.4%
9,800	Carlisle Cos., Inc.	778,120

	Machinery — 4.4%
12,925	Flowserve Corp.	1,018,878
11,575	Pall Corp.	987,926
4,900	WABCO Holdings, Inc. (a)	457,709

		2,464,513

	Marine — 1.2%
7,000	Kirby Corp. (a)	694,750

	Professional Services — 0.8%
3,500	Towers Watson & Co., Class A	446,635

	Road & Rail — 3.3%
3,825	Canadian Pacific Railway Ltd., (Canada)	578,799
28,500	Hertz Global Holdings, Inc. (a)	815,670
5,900	J.B. Hunt Transport Services, Inc.	456,070

		1,850,539

	Trading Companies & Distributors — 2.8%
17,100	Air Lease Corp.	531,468
21,000	HD Supply Holdings, Inc. (a)	504,210

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
6,350	MSC Industrial Direct Co., Inc., Class A	513,524

		1,549,202

	Total Industrials	12,355,573

	Information Technology — 18.9%
	Communications Equipment — 2.0%
14,300	Aruba Networks, Inc. (a)	255,970
18,200	Ciena Corp. (a)	435,526
7,700	Palo Alto Networks, Inc. (a)	442,519

		1,134,015

	Computers & Peripherals — 0.6%
3,400	3D Systems Corp. (a)	315,962

	Electronic Equipment, Instruments & Components — 1.6%
9,800	Amphenol Corp., Class A	873,964

	Internet Software & Services — 0.9%
2,325	LinkedIn Corp., Class A (a)	504,130

	IT Services — 4.0%
4,220	Alliance Data Systems Corp. (a)	1,109,564
13,600	CoreLogic, Inc. (a)	483,208
5,675	FleetCor Technologies, Inc. (a)	664,940

		2,257,712

	Semiconductors & Semiconductor Equipment — 5.2%
47,400	Applied Materials, Inc.	838,506
15,100	Avago Technologies Ltd., (Singapore)	798,639
9,500	KLA-Tencor Corp.	612,370
14,800	Xilinx, Inc.	679,616

		2,929,131

	Software — 4.6%
1,311	CommVault Systems, Inc. (a)	98,168
5,800	Guidewire Software, Inc. (a)	284,606
9,400	Red Hat, Inc. (a)	526,776
7,300	ServiceNow, Inc. (a)	408,873
5,400	Splunk, Inc. (a)	370,818
4,100	Tableau Software, Inc., Class A (a)	282,613
7,000	Workday, Inc., Class A (a)	582,120

		2,553,974

	Total Information Technology	10,568,888

	Materials — 2.1%
	Chemicals — 2.1%
2,925	PPG Industries, Inc.	554,755
3,385	Sherwin-Williams Co. (The)	621,148

	Total Materials	1,175,903

	Total Common Stocks (Cost $41,413,657)	54,154,557

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
1,755,577	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $1,755,577)	1,755,577

	Total Investments — 100.3% (Cost $43,169,234)	55,910,134
	Liabilities in Excess of Other Assets — (0.3)%	(185,506)

	NET ASSETS — 100.0%	$55,724,628

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013

Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$54,154,557
Investments in affiliates, at value	1,755,577

Total investment securities, at value	55,910,134
Receivables:
Portfolio shares sold	1,927
Dividends from non-affiliates	13,716
Dividends from affiliates	20

Total Assets	55,925,797

LIABILITIES:
Payables:
Investment securities purchased	45,487
Portfolio shares redeemed	70,524
Accrued liabilities:
Investment advisory fees	29,681
Administration fees	3,138
Distribution fees	9
Custodian and accounting fees	8,786
Trustees’ and Chief Compliance Officer’s fees	124
Audit fees	32,677
Other	10,743

Total Liabilities	201,169

Net Assets	$55,724,628

NET ASSETS:
Paid-in-Capital	$26,167,610
Accumulated undistributed (distributions in excess of) net investment income	(4,023)
Accumulated net realized gains (losses)	16,820,141
Net unrealized appreciation (depreciation)	12,740,900

Total Net Assets	$55,724,628

Net Assets:
Class 1	$55,665,101
Class 2	59,527

Total	$55,724,628

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	2,273,445
Class 2	2,481

Net Asset Value, offering and redemption price per share (a):
Class 1	$24.48
Class 2	23.99

Cost of investments in non-affiliates	$41,413,657
Cost of investments in affiliates	1,755,577

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$478,336
Dividend income from affiliates	445

Total investment income	478,781

EXPENSES:
Investment advisory fees	382,509
Administration fees	49,591
Distribution fees — Class 2	65
Custodian and accounting fees	29,877
Interest expense to affiliates	236
Professional fees	43,869
Trustees’ and Chief Compliance Officer’s fees	773
Printing and mailing costs	22,469
Transfer agent fees	4,609
Other	10,637

Total expenses	544,635

Less amounts waived	(16,856)

Net expenses	527,779

Net investment income (loss)	(48,998)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	17,090,384
Change in net unrealized appreciation/depreciation of investments in non-affiliates	3,918,462

Net realized/unrealized gains (losses)	21,008,846

Change in net assets resulting from operations	$20,959,848

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Growth Portfolio
	Year Ended 12/31/2013	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(48,998)	$85,706
Net realized gain (loss)	17,090,384	5,174,762
Change in net unrealized appreciation/depreciation	3,918,462	4,973,723

Change in net assets resulting from operations	20,959,848	10,234,191

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(46,208)	—
From net realized gains	(4,354,443)	(817,797)
Class 2
From net realized gains	(1,413)	(243)

Total distributions to shareholders	(4,402,064)	(818,040)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(28,091,381)	(6,760,984)

NET ASSETS:
Change in net assets	(11,533,597)	2,655,167
Beginning of period	67,258,225	64,603,058

End of period	$55,724,628	$67,258,225

Accumulated undistributed (distributions in excess of) net investment income	$(4,023)	$72,941

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,870,585	$6,031,656
Distributions reinvested	4,400,651	817,797
Cost of shares redeemed	(35,393,584)	(13,610,680)

Change in net assets resulting from Class 1 capital transactions	$(28,122,348)	$(6,761,227)

Class 2
Proceeds from shares issued	$29,563	$—
Distributions reinvested	1,413	243
Cost of shares redeemed	(9)	—

Change in net assets resulting from Class 2 capital transactions	$30,967	$243

Total change in net assets resulting from capital transactions	$(28,091,381)	$(6,760,984)

SHARE TRANSACTIONS:
Class 1
Issued	137,139	347,136
Reinvested	233,456	45,458
Redeemed	(1,790,188)	(767,875)

Change in Class 1 Shares	(1,419,593)	(375,281)

Class 2
Issued	1,257	—
Reinvested	76	14
Redeemed	(1)	—

Change in Class 2 Shares	1,332	14

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Growth Portfolio
Class 1
Year Ended December 31, 2013	$18.21	$(0.02	)(d)(e)	$7.53	$7.51	$(0.01)	$(1.23)	$(1.24)
Year Ended December 31, 2012	15.88	0.02	(f)	2.52	2.54	—	(0.21)	(0.21)
Year Ended December 31, 2011	16.91	(0.02)		(1.01)	(1.03)	—	—	—
Year Ended December 31, 2010	13.46	(0.02)		3.47	3.45	—	—	—
Year Ended December 31, 2009	9.41	(0.02)		4.07	4.05	—	—	—

Class 2
Year Ended December 31, 2013	17.89	(0.06	)(d)(e)	7.39	7.33	—	(1.23)	(1.23)
Year Ended December 31, 2012	15.64	(0.02	)(f)	2.48	2.46	—	(0.21)	(0.21)
Year Ended December 31, 2011	16.71	(0.05)		(1.02)	(1.07)	—	—	—
Year Ended December 31, 2010	13.33	(0.04)		3.42	3.38	—	—	—
Year Ended December 31, 2009	9.34	(0.03)		4.02	3.99	—	—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net assets values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $(0.04) and $(0.09) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been (0.20)% and (0.42)% for Class 1 and Class 2 Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $(0.03) and $(0.08) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been (0.20)% and (0.45)% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.48	43.30%	$55,665,101	0.90%	(0.08	)%(e)	0.92%	76%
18.21	16.04	67,237,679	0.89	0.13	(f)	0.90	69
15.88	(6.09)	64,585,309	0.85	(0.08)		0.86	72
16.91	25.63	80,620,361	0.90	(0.10)		0.97	76
13.46	43.04	80,982,829	0.90	(0.14)		1.03	85

23.99	43.02	59,527	1.15	(0.31	)(e)	1.18	76
17.89	15.77	20,546	1.14	(0.12	)(f)	1.15	69
15.64	(6.40)	17,749	1.09	(0.32)		1.11	72
16.71	25.36	18,957	1.15	(0.34)		1.22	76
13.33	42.72	15,126	1.15	(0.40)		1.28	85

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$55,910,134	$—	$—	$55,910,134

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2013.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$(6)	$18,242	$(18,236)

The reclassifications for the Portfolio relate primarily to non-taxable dividends and net operating loss netting to short-term gains.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2013, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the year ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the year ended December 31, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$2,619	$12,289	$14,908

Voluntary Waivers
Investment Advisory	Administration	Total
$133	$—	$133

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 was $1,815.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$44,564,355	$77,889,493

During the year ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$43,230,032	$12,947,190	$267,088	$12,680,102

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$37,815	$4,364,249	$4,402,064

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$—	$818,040	$818,040

As of December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$5,269,159	$11,611,779	$12,680,102

The cumulative timing differences primarily consist of wash sale loss deferrals.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Mid Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Portfolio’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Growth Portfolio
Class 1
Actual	$1,000.00	$1,233.20	$5.01	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class 2
Actual	1,000.00	1,232.20	6.41	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the second, third, and third quintiles for Class 1 shares for each of the one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Portfolio hereby designates 100.00% or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2013.

Long Term Capital Gain Notice

The Portfolio distributed approximately $4,364,249 as long-term capital gain dividends for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2013.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	AN-JPMITMCGP-1213

Annual Report

JPMorgan Insurance Trust

December 31, 2013

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equities markets in developed economies performed strongly in the face of periodic spikes in volatility throughout the twelve months ended December 31, 2013. Healthy corporate earnings and incremental but steady improvements in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of the year relieved much of the political uncertainty created by partisan brinkmanship over the so-called fiscal cliff and the partial shutdown of the federal government in October. In the first half of the year, the U.S. Federal Reserve (“Fed”) announced its intention to taper off its $85 billion in monthly asset purchases and the statement weakened investor sentiment and set off widespread speculation about the timing and magnitude of such a move. The Fed followed through in December, deciding to reduce its monthly purchases by $10 billion. The news, along with robust gains in jobs, housing and consumer sentiment, drove U.S. equities to new highs. The S&P 500 stock index hit seven closing highs in the final month of the reporting period, finishing 2013 with its best performance since 1997.

“While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Central Bank reaffirmed its commitment to accommodative monetary policy and to the euro itself. In the second quarter of the year, the European Union (EU) returned to positive growth and at the end of the year, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. In Japan, equity markets rebounded to their best year since 1988, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks.

Emerging market equities were weaker overall. As of December 31, 2013, the MSCI Emerging Markets Index returned -2.3% for the year. China’s economy showed signs of slower growth during the year and the Fed’s decision to taper its asset purchase program set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed income markets generally remained weak during the year, as central bankers across the globe held interest rates at historic lows. However, benchmark bond yields rose on an annual basis for the first time since 2009. During the year, the Fed’s talk of tapering off its Quantitative Easing (QE) program hurt fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period higher. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively. High-yield debt returned 7.4% for the year, as measured by the Barclays US High Yield Corporate Index, while other U.S. debt securities and emerging market debt both had negative returns.

While global economic growth accelerated during the year, the U.S. recovery in particular showed stronger fundamentals and the Fed’s decision to taper its QE program was a response to the improved picture. Europe emerged from its lengthy recession and the worst of the fiscal crises seem to be behind it, though unemployment remains strikingly high in many EU nations. Japan made progress toward ending persistent deflation, but Tokyo’s monetary and fiscal stimulus has sharply weakened the yen, putting other Asian exporting nations — notably China and South Korea — at a competitive disadvantage. Emerging market economies may face further headwinds as foreign investment shrinks and economic growth moderates from recent strength. Moreover, political instability — already apparent in Thailand and Turkey — may surface in other emerging market nations as governments struggle to deliver improved living standards and respond to demands for political reforms.

The Long-Term Lens

We welcome the Fed’s move to curb its QE program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The past year’s market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	32.30%
Russell Midcap Value Index	33.46%

Net Assets as of 12/31/2013	$408,782,236

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the 12 months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. The Russell Midcap Value Index (“Benchmark”) retreated at mid-year amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly purchases of $85 billion in Treasuries and mortgage-backed securities. Interest rates rose sharply higher, pressuring prices for both stocks and bonds. Partisan brinkmanship in Washington added to the uncertainty, starting with the standoff over the so-called fiscal cliff in January and followed by the partial shutdown of the federal government in October. A bipartisan budget agreement toward the end of the year relieved some of the political uncertainty. During the year, the U.S. unemployment rate fell from 7.9% in January to 6.7% by the end of the year, with slight upticks in joblessness at mid-year and in October. Adding to the positive trend were advances in housing prices and auto sales in the second half of the year, and a rebound in consumer sentiment to a five-month high in December. The Benchmark returned 33.46% for the year.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the 12 months ended December 31, 2013. Stock selection in the industrials and information technology sectors detracted from relative performance. The Portfolio’s stock selection in the financials sector and its overweight allocation to the consumer discretionary sector positively contributed to relative performance.

The leading individual detractors from relative performance included three stocks that were in the Benchmark but not in the Portfolio during the reporting period: Micron Technology, Inc., a manufacturer and marketer of semiconductor devices, Boston Scientific Co., a developer, manufacturer and marketer of medical devices, and Western Digital Corp., a maker of a range of data storage products. The shares of all three companies performed well during the reporting period and not owning them was detrimental to the Portfolio’s relative performance.

Individual contributors to relative performance included Ameriprise Financial Inc., Energen Corp. and Cigna Corp. Shares of Ameriprise, a financial services company, gained from the overall rise in equities prices. The company’s per-share earnings were strong and net outflows from its asset management business were less than expected. Shares of Energen, a producer of natural gas and oil, rose on long-term prospects for its shale gas operations and expectations for dividend growth. Shares of Cigna, a health insurer, rose on strong earnings during the year and the acquisition of HealthSpring, which primarily serves the senior population.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Portfolio continued to have a large overweight position in the consumer discretionary sector, while the financials sector remained the Portfolio’s largest underweight, largely due to an underweighting of real estate investment trusts (REITs) based on their valuations, although the portfolio managers have slowly and selectively added some positions in certain REITs with niche business models.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ball Corp.	2.0%
2.	Marsh & McLennan Cos., Inc.	1.8
3.	Loews Corp.	1.7
4.	Amphenol Corp., Class A	1.6
5.	Ameriprise Financial, Inc.	1.6
6.	AutoZone, Inc.	1.5
7.	Kohl’s Corp.	1.5
8.	Fifth Third Bancorp	1.5
9.	Gap, Inc. (The)	1.5
10.	Arrow Electronics, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Consumer Discretionary	19.9
Industrials	10.1
Information Technology	9.5
Utilities	9.0
Materials	7.7
Health Care	4.7
Consumer Staples	4.6
Energy	4.6
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Portfolio’s composition is subject to change.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	9/28/01	32.30%	20.54%	10.40%

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index, the Lipper Variable Underlying Funds Multi-Cap Core Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from December 31, 2003 to December 31, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index are indices based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 20.0%
	Distributors — 0.5%
23,910	Genuine Parts Co.	1,989,073

	Hotels, Restaurants & Leisure — 1.9%
13,132	Darden Restaurants, Inc.	713,987
13,200	Extended Stay America, Inc. (a)	346,632
79,996	Marriott International, Inc., Class A	3,948,602
40,400	Yum! Brands, Inc.	3,054,644

		8,063,865

	Household Durables — 2.0%
59,560	Jarden Corp. (a)	3,654,006
29,640	Mohawk Industries, Inc. (a)	4,413,396

		8,067,402

	Internet & Catalog Retail — 1.6%
81,690	Expedia, Inc.	5,690,525
11,090	TripAdvisor, Inc. (a)	918,585

		6,609,110

	Media — 3.1%
49,590	CBS Corp. (Non-Voting), Class B	3,160,867
93,704	Clear Channel Outdoor Holdings, Inc., Class A	950,158
99,470	DISH Network Corp., Class A (a)	5,761,302
92,520	Gannett Co., Inc.	2,736,742

		12,609,069

	Multiline Retail — 2.5%
59,580	Family Dollar Stores, Inc.	3,870,913
111,440	Kohl’s Corp.	6,324,220

		10,195,133

	Specialty Retail — 6.9%
13,250	AutoZone, Inc. (a)	6,332,705
41,330	Bed Bath & Beyond, Inc. (a)	3,318,799
152,790	Gap, Inc. (The)	5,971,033
60,260	PetSmart, Inc.	4,383,915
27,550	Tiffany & Co.	2,556,089
57,690	TJX Cos., Inc.	3,676,584
32,570	Williams-Sonoma, Inc.	1,898,180

		28,137,305

	Textiles, Apparel & Luxury Goods — 1.5%
30,850	PVH Corp.	4,196,217
29,280	V.F. Corp.	1,825,315

		6,021,532

	Total Consumer Discretionary	81,692,489

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 4.6%
	Beverages — 2.2%
54,650	Beam, Inc.	3,719,479
15,903	Brown-Forman Corp., Class B	1,201,790
84,401	Dr. Pepper Snapple Group, Inc.	4,112,017

		9,033,286

	Food & Staples Retailing — 0.9%
96,427	Kroger Co. (The)	3,811,759

	Food Products — 0.7%
30,730	Hershey Co. (The)	2,987,878

	Household Products — 0.8%
28,430	Energizer Holdings, Inc.	3,077,263

	Total Consumer Staples	18,910,186

	Energy — 4.6%
	Oil, Gas & Consumable Fuels — 4.6%
61,080	Energen Corp.	4,321,410
38,970	EQT Corp.	3,498,726
87,830	PBF Energy, Inc., Class A	2,763,132
103,500	QEP Resources, Inc.	3,172,275
46,220	Southwestern Energy Co. (a)	1,817,833
80,920	Williams Cos., Inc. (The)	3,121,084

	Total Energy	18,694,460

	Financials — 26.9%
	Capital Markets — 5.0%
55,360	Ameriprise Financial, Inc.	6,369,168
111,720	Invesco Ltd.	4,066,608
36,050	Legg Mason, Inc.	1,567,454
64,050	Northern Trust Corp.	3,964,054
55,200	T. Rowe Price Group, Inc.	4,624,104

		20,591,388

	Commercial Banks — 6.3%
38,370	City National Corp.	3,039,671
13,230	Cullen/Frost Bankers, Inc.	984,709
287,780	Fifth Third Bancorp	6,052,013
46,450	First Republic Bank	2,431,658
193,920	Huntington Bancshares, Inc.	1,871,328
42,440	M&T Bank Corp.	4,940,865
125,300	SunTrust Banks, Inc.	4,612,293
65,830	Zions Bancorporation	1,972,267

		25,904,804

	Insurance — 9.2%
6,978	Alleghany Corp. (a)	2,790,921

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
29,650	Chubb Corp. (The)	2,865,079
99,850	Hartford Financial Services Group, Inc.	3,617,566
147,380	Loews Corp.	7,109,611
155,480	Marsh & McLennan Cos., Inc.	7,519,013
175,774	Old Republic International Corp.	3,035,617
106,410	Unum Group	3,732,863
74,200	W.R. Berkley Corp.	3,219,538
109,680	XL Group plc, (Ireland)	3,492,211

		37,382,419

	Real Estate Investment Trusts (REITs) — 5.4%
59,250	American Campus Communities, Inc.	1,908,442
121,091	American Homes 4 Rent, Class A	1,961,674
19,870	AvalonBay Communities, Inc.	2,349,230
49,790	Brixmor Property Group, Inc. (a)	1,012,231
75,690	HCP, Inc.	2,749,061
187,420	Kimco Realty Corp.	3,701,545
48,255	Rayonier, Inc.	2,031,536
50,220	Regency Centers Corp.	2,325,186
46,324	Vornado Realty Trust	4,113,108

		22,152,013

	Real Estate Management & Development — 0.7%
143,990	Brookfield Office Properties, Inc.	2,771,808

	Thrifts & Mortgage Finance — 0.3%
106,000	Hudson City Bancorp, Inc.	999,580

	Total Financials	109,802,012

	Health Care — 4.7%
	Health Care Equipment & Supplies — 0.8%
80,450	CareFusion Corp. (a)	3,203,519

	Health Care Providers & Services — 3.9%
59,040	AmerisourceBergen Corp.	4,151,103
63,130	Cigna Corp.	5,522,612
22,570	Henry Schein, Inc. (a)	2,578,848
36,100	Humana, Inc.	3,726,242

		15,978,805

	Total Health Care	19,182,324

	Industrials — 10.1%
	Building Products — 0.7%
65,520	Fortune Brands Home & Security, Inc.	2,994,264

	Electrical Equipment — 3.0%
81,590	AMETEK, Inc.	4,297,345
29,880	Hubbell, Inc., Class B	3,253,932
62,920	Regal-Beloit Corp.	4,638,463

		12,189,740

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.2%
64,850	Carlisle Cos., Inc.	5,149,090

	Machinery — 2.9%
69,860	IDEX Corp.	5,159,161
81,630	Rexnord Corp. (a)	2,204,826
41,060	Snap-on, Inc.	4,496,891

		11,860,878

	Professional Services — 1.2%
69,730	Equifax, Inc.	4,817,646

	Trading Companies & Distributors — 1.1%
55,120	MSC Industrial Direct Co., Inc., Class A	4,457,554

	Total Industrials	41,469,172

	Information Technology — 9.5%
	Communications Equipment — 0.5%
97,410	CommScope Holding Co., Inc. (a)	1,842,997

	Electronic Equipment, Instruments & Components — 3.0%
72,870	Amphenol Corp., Class A	6,498,547
109,510	Arrow Electronics, Inc. (a)	5,940,917

		12,439,464

	IT Services — 1.4%
95,430	Jack Henry & Associates, Inc.	5,650,410

	Semiconductors & Semiconductor Equipment — 3.5%
112,930	Analog Devices, Inc.	5,751,525
57,670	KLA-Tencor Corp.	3,717,408
107,060	Xilinx, Inc.	4,916,195

		14,385,128

	Software — 1.1%
109,620	Synopsys, Inc. (a)	4,447,284

	Total Information Technology	38,765,283

	Materials — 7.7%
	Chemicals — 3.9%
45,870	Airgas, Inc.	5,130,560
75,616	Albemarle Corp.	4,793,298
10,820	Sherwin-Williams Co. (The)	1,985,470
44,890	Sigma-Aldrich Corp.	4,220,109

		16,129,437

	Containers & Packaging — 3.8%
155,800	Ball Corp.	8,048,628
34,630	Rock Tenn Co., Class A	3,636,496
77,250	Silgan Holdings, Inc.	3,709,545

		15,394,669

	Total Materials	31,524,106

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 9.0%
	Electric Utilities — 2.7%
74,340	Edison International	3,441,942
125,020	Westar Energy, Inc.	4,021,894
134,260	Xcel Energy, Inc.	3,751,224

		11,215,060

	Gas Utilities — 1.5%
34,440	National Fuel Gas Co.	2,459,016
154,690	Questar Corp.	3,556,323

		6,015,339

	Multi-Utilities — 4.8%
158,520	CenterPoint Energy, Inc.	3,674,494
147,090	CMS Energy Corp.	3,937,599
118,770	NiSource, Inc.	3,905,158
56,620	Sempra Energy	5,082,211
76,730	Wisconsin Energy Corp.	3,172,018

		19,771,480

	Total Utilities	37,001,879

	Total Common Stocks (Cost $249,720,688)	397,041,911

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.1%
	Investment Company — 3.1%
12,654,347	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $12,654,347)	12,654,347

	Total Investments — 100.2% (Cost $262,375,035)	409,696,258
	Liabilities in Excess of Other Assets — (0.2)%	(914,022)

	NET ASSETS — 100.0%	$408,782,236

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$397,041,911
Investments in affiliates, at value	12,654,347

Total investment securities, at value	409,696,258
Receivables:
Investment securities sold	438,849
Portfolio shares sold	336,595
Dividends from non-affiliates	467,414
Dividends from affiliates	194

Total Assets	410,939,310

LIABILITIES:
Payables:
Investment securities purchased	486,367
Portfolio shares redeemed	1,376,496
Accrued liabilities:
Investment advisory fees	218,606
Administration fees	28,659
Custodian and accounting fees	10,690
Trustees’ and Chief Compliance Officer’s fees	267
Other	35,989

Total Liabilities	2,157,074

Net Assets	$408,782,236

NET ASSETS:
Paid-in-Capital	$242,636,859
Accumulated undistributed net investment income	3,349,142
Accumulated net realized gains (losses)	15,475,012
Net unrealized appreciation (depreciation)	147,321,223

Total Net Assets	$408,782,236

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value)	38,658,279

Net Asset Value, offering and redemption price per share (a)	$10.57

Cost of investments in non-affiliates	$249,720,688
Cost of investments in affiliates	12,654,347

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$6,113,837
Dividend income from affiliates	4,968

Total investment income	6,118,805

EXPENSES:
Investment advisory fees	2,310,422
Administration fees	299,381
Custodian and accounting fees	30,953
Professional fees	47,063
Trustees’ and Chief Compliance Officer’s fees	3,987
Printing and mailing costs	28,513
Transfer agent fees	7,451
Other	34,822

Total expenses	2,762,592

Less amounts waived	(24,913)

Net expenses	2,737,679

Net investment income (loss)	3,381,126

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	24,547,256
Change in net unrealized appreciation/depreciation of investments in non-affiliates	69,447,842

Net realized/unrealized gains (losses)	93,995,098

Change in net assets resulting from operations	97,376,224

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended 12/31/2013	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,381,126	$3,638,284
Net realized gain (loss)	24,547,256	19,429,054
Change in net unrealized appreciation/depreciation	69,447,842	28,356,212

Change in net assets resulting from operations	97,376,224	51,423,550

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,553,610)	(2,911,958)
From net realized gains	(3,818,800)	—

Total distributions to shareholders	(7,372,410)	(2,911,958)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	21,383,536	(5,495,491)

NET ASSETS:
Change in net assets	111,387,350	43,016,101
Beginning of period	297,394,886	254,378,785

End of period	$408,782,236	$297,394,886

Accumulated undistributed net investment income	$3,349,142	$3,583,722

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$92,390,380	$58,715,688
Dividends and distributions reinvested	7,372,410	2,911,958
Cost of shares redeemed	(78,379,254)	(67,123,137)

Change in net assets resulting from capital transactions	$21,383,536	$(5,495,491)

SHARE TRANSACTIONS:
Issued	9,778,101	7,685,775
Reinvested	824,654	392,977
Redeemed	(8,326,183)	(8,799,999)

Change in Shares	2,276,572	(721,247)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (d)
Year Ended December 31, 2013	$8.17	$0.09	$2.51	$2.60	$(0.10)	$(0.10)	$(0.20)
Year Ended December 31, 2012	6.86	0.10	1.29	1.39	(0.08)	—	(0.08)
Year Ended December 31, 2011	6.80	0.09	0.06	0.15	(0.09)	—	(0.09)
Year Ended December 31, 2010	5.57	0.09	1.21	1.30	(0.07)	—	(0.07)
Year Ended December 31, 2009*	4.52	0.09	1.08	1.17	(0.11)	(0.01)	(0.12)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and have been used since the reorganization. As a result, the financial highlights information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.
*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts presented for periods prior to the stock split have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.57	32.30%	$408,782,236	0.77%	0.95%	0.78%	26%
8.17	20.38	297,394,886	0.78	1.30	0.79	30
6.86	2.16	254,378,785	0.80	1.22	0.80	43
6.80	23.45	257,312,179	0.81	1.36	0.82	32
5.57	26.68	238,433,429	0.88	1.93	1.02	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective as of the close of business on May 1, 2013, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$409,696,258	$—	$—	$409,696,258

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2013.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$(89,297)	$(62,096)	$151,393

The reclassifications for the Portfolio relate primarily to expiration of capital loss carryforwards.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2013, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2013. The contractual expense limitation percentage above is in place until at least April 30, 2014.

For the year ended December 31, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Voluntary Waivers
Investment Advisory	Total
$ 163	$163

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and the Administrator waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 was $24,750.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

4. Investment Transactions

During the year ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$105,050,868	$89,283,819

During the year ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$264,291,299	$146,488,748	$1,083,789	$145,404,959

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,553,458	$3,818,952	$7,372,410

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$2,911,958	$2,911,958

As of December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$6,541,005	$19,618,567	$145,404,959

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$5,413,132	*	$5,413,132	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards in the amount of $1,263,989.

During the year ended December 31, 2013, the Portfolio had expired capital loss carryforwards in the amount of $89,294.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Value Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Portfolio’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio

Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,145.20	$4.16	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	23

SEE NOTES TO FINANCIAL STATEMENTS.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first quintile for the one-, three-, and five-year periods ended December 31, 2012. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be received under separate cover.

Dividends Received Deductions (DRD)

The Portfolio hereby designates 100% or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2013.

Long Term Capital Gain Notice

The Portfolio distributed $3,818,952 as long-term capital gain dividends for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2013.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	AN-JPMITMCVP-1213

Annual Report

JPMorgan Insurance Trust

December 31, 2013

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equities markets in developed economies performed strongly in the face of periodic spikes in volatility throughout the twelve months ended December 31, 2013. Healthy corporate earnings and incremental but steady improvements in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of the year relieved much of the political uncertainty created by partisan brinkmanship over the so-called fiscal cliff and the partial shutdown of the federal government in October. In the first half of the year, the U.S. Federal Reserve (“Fed”) announced its intention to taper off its $85 billion in monthly asset purchases and the statement weakened investor sentiment and set off widespread speculation about the timing and magnitude of such a move. The Fed followed through in December, deciding to reduce its monthly purchases by $10 billion. The news, along with robust gains in jobs, housing and consumer sentiment, drove U.S. equities to new highs. The S&P 500 stock index hit seven closing highs in the final month of the reporting period, finishing 2013 with its best performance since 1997.

“While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Central Bank reaffirmed its commitment to accommodative monetary policy and to the euro itself. In the second quarter of the year, the European Union (EU) returned to positive growth and at the end of the year, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. In Japan, equity markets rebounded to their best year since 1988, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks.

Emerging market equities were weaker overall. As of December 31, 2013, the MSCI Emerging Markets Index returned -2.3% for the year. China’s economy showed signs of slower growth during the year and the Fed’s decision to taper its asset purchase program set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed income markets generally remained weak during the year, as central bankers across the globe held interest rates at historic lows. However, benchmark bond yields rose on an annual basis for the first time since 2009. During the year, the Fed’s talk of tapering off its Quantitative Easing (QE) program hurt fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period higher. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively. High-yield debt returned 7.4% for the year, as measured by the Barclays US High Yield Corporate Index, while other U.S. debt securities and emerging market debt both had negative returns.

While global economic growth accelerated during the year, the U.S. recovery in particular showed stronger fundamentals and the Fed’s decision to taper its QE program was a response to the improved picture. Europe emerged from its lengthy recession and the worst of the fiscal crises seem to be behind it, though unemployment remains strikingly high in many EU nations. Japan made progress toward ending persistent deflation, but Tokyo’s monetary and fiscal stimulus has sharply weakened the yen, putting other Asian exporting nations — notably China and South Korea — at a competitive disadvantage. Emerging market economies may face further headwinds as foreign investment shrinks and economic growth moderates from recent strength. Moreover, political instability — already apparent in Thailand and Turkey — may surface in other emerging market nations as governments struggle to deliver improved living standards and respond to demands for political reforms.

The Long-Term Lens

We welcome the Fed’s move to curb its QE program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The past year’s market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	42.29%
Russell 2000 Index	38.82%

Net Assets as of 12/31/2013	$107,384,040

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the 12 months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. The Benchmark retreated at mid-year amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly purchases of $85 billion in Treasuries and mortgage-backed securities. Interest rates rose sharply higher, pressuring prices for both stocks and bonds. Partisan brinkmanship in Washington added to the uncertainty, starting with the standoff over the so-called fiscal cliff in January and followed by the partial shutdown of the federal government in October. A bipartisan budget agreement toward the end of the year relieved some of the political uncertainty. During the year, U.S. unemployment claims fell from 7.9% in January to 6.7% at year end, with slight upticks in joblessness at midyear and in October. Adding to the positive trend were advances in housing prices and auto sales in the second half of the year, and a rebound in consumer sentiment to a five-month high in December.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the 12 months ended December 31, 2013. The Portfolio’s stock selection in the retail sector and the health service and systems sector were leading contributors to relative performance. The Portfolio’s stock selection in the pharmaceutical sector and the real estate investment trust (REIT) sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Portfolio’s positions in Conns Inc., Rite Aid Corp. and Lannett Inc. Shares of Conns, a specialty retailer of durable consumer products, rose after it posted stronger-than-expected revenue and raised its profit forecast for fiscal 2014. Shares of Rite Aid, a national drug-store chain, gained as management shed underperforming stores, which helped the company post its first annual profit since 2006. Shares of Lannett, a maker of generic pharmaceuticals, rose on healthy revenue growth, a low debt-to-equity ratio and expanding profit margins.

Leading individual detractors from relative performance included Infinity Pharmaceuticals Inc., Affymax Inc. and Silicon Graphics International Corp. Shares of Infinity Pharmaceuticals, a drug discovery company, fell amid concerns over the prospects for a cancer drug candidate. Shares of Affymax, a biopharmaceutical company, performed poorly as the company was suspended and subsequently delisted by NASDAQ. Shares of Silicon Graphics, a provider of technology to the commercial and government sectors, sank after the company warned in October that revenue and profit would be hurt by the partial shutdown of the federal government.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers1 take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

[1]	There was a change to the portfolio management team during the reporting period. There was no change to the Portfolio’s investment strategy or objective.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Andersons, Inc. (The)	1.1%
2.	Unisys Corp.	1.1
3.	Deluxe Corp.	1.1
4.	NuVasive, Inc.	1.1
5.	Rite Aid Corp.	1.1
6.	Pegasystems, Inc.	1.0
7.	WebMD Health Corp.	1.0
8.	Medicines Co. (The)	1.0
9.	Sanmina Corp.	1.0
10.	Amsurg Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.5%
Information Technology	17.1
Industrials	16.0
Consumer Discretionary	12.6
Health Care	11.5
Consumer Staples	5.6
Energy	4.9
Materials	3.8
Utilities	2.6
Telecommunication Services	1.3
U.S. Treasury Obligation	0.2
Short-Term Investment	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Portfolio’s composition is subject to change.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	42.29%	20.38%	9.39%
CLASS 2 SHARES	4/24/09	41.87	20.09	9.26

TEN YEAR PERFORMANCE (12/31/03 to 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the

Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Consumer Discretionary — 12.6%
	Auto Components — 1.2%
24,400	Cooper Tire & Rubber Co.	586,576
4,600	Standard Motor Products, Inc.	169,280
9,400	Stoneridge, Inc. (a)	119,850
17,800	Tower International, Inc. (a)	380,920

		1,256,626

	Distributors — 0.3%
3,300	Core-Mark Holding Co., Inc.	250,569
100	Stock Building Supply Holdings, Inc. (a)	1,822
1,560	VOXX International Corp. (a)	26,052

		278,443

	Diversified Consumer Services — 0.4%
1,600	Capella Education Co.	106,304
15,700	Corinthian Colleges, Inc. (a)	27,946
3,100	ITT Educational Services, Inc. (a)	104,098
2,300	Outerwall, Inc. (a)	154,721

		393,069

	Hotels, Restaurants & Leisure — 1.5%
1,800	Cracker Barrel Old Country Store, Inc.	198,126
5,600	Einstein Noah Restaurant Group, Inc.	81,200
10,200	Jack in the Box, Inc. (a)	510,204
29,968	Ruth’s Hospitality Group, Inc.	425,846
19,400	Sonic Corp. (a)	391,686

		1,607,062

	Household Durables — 1.6%
15,900	Helen of Troy Ltd., (Bermuda) (a)	787,209
3,289	Jarden Corp. (a)	201,780
11,400	KB Home	208,392
2,300	Libbey, Inc. (a)	48,300
8,300	Lifetime Brands, Inc.	130,559
1,600	NACCO Industries, Inc., Class A	99,504
6,000	Universal Electronics, Inc. (a)	228,660

		1,704,404

	Internet & Catalog Retail — 0.4%
12,331	FTD Cos., Inc. (a)	401,744
1,500	zulily, Inc., Class A (a)	62,145

		463,889

	Leisure Equipment & Products — 0.1%
1,700	Johnson Outdoors, Inc., Class A	45,815
900	Sturm Ruger & Co., Inc.	65,781

		111,596

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 1.3%
2,500	AMC Entertainment Holdings, Inc., Class A (a)	51,375
40,800	E.W. Scripps Co., Class A (a)	886,176
5,500	Entercom Communications Corp., Class A (a)	57,805
12,400	Gray Television, Inc. (a)	184,512
14,400	Journal Communications, Inc., Class A (a)	134,064
2,000	Live Nation Entertainment, Inc. (a)	39,520
2,700	Sinclair Broadcast Group, Inc., Class A	96,471

		1,449,923

	Multiline Retail — 0.9%
3,400	Burlington Stores, Inc. (a)	108,800
7,200	Dillard’s, Inc., Class A	699,912
13,200	Tuesday Morning Corp. (a)	210,672

		1,019,384

	Specialty Retail — 3.0%
17,900	Brown Shoe Co., Inc.	503,706
6,805	Cato Corp. (The), Class A	216,399
1,500	Children’s Place Retail Stores, Inc. (The) (a)	85,455
7,200	Conn’s, Inc. (a)	567,288
1,000	Container Store Group, Inc. (The) (a)	46,610
5,100	Destination Maternity Corp.	152,388
50,700	Express, Inc. (a)	946,569
112,045	Office Depot, Inc. (a)	592,718
8,800	Stein Mart, Inc.	118,360
1,200	Tilly’s, Inc., Class A (a)	13,740
1,800	Trans World Entertainment Corp. (a)	7,956

		3,251,189

	Textiles, Apparel & Luxury Goods — 1.9%
12,900	G-III Apparel Group Ltd. (a)	951,891
20,900	Iconix Brand Group, Inc. (a)	829,730
6,100	Perry Ellis International, Inc. (a)	96,319
2,300	RG Barry Corp.	44,390
2,600	Vince Holding Corp. (a)	79,742

		2,002,072

	Total Consumer Discretionary	13,537,657

	Consumer Staples — 5.6%
	Beverages — 0.1%
1,200	Coca-Cola Bottling Co. Consolidated	87,828

	Food & Staples Retailing — 3.4%
13,400	Andersons, Inc. (The)	1,194,878
223,400	Rite Aid Corp. (a)	1,130,404
38,600	Roundy’s, Inc.	380,596
32,180	Spartan Stores, Inc.	781,331

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Food & Staples Retailing — Continued
13,100	SUPERVALU, Inc. (a)	95,499
1,700	Village Super Market, Inc., Class A	52,717

		3,635,425

	Food Products — 1.6%
40,500	Chiquita Brands International, Inc. (a)	473,850
5,700	Darling International, Inc. (a)	119,016
3,100	Fresh Del Monte Produce, Inc.	87,730
2,600	John B Sanfilippo & Son, Inc.	64,168
30,900	Pilgrim’s Pride Corp. (a)	502,125
8,800	Pinnacle Foods, Inc.	241,648
2,800	Sanderson Farms, Inc.	202,524

		1,691,061

	Personal Products — 0.5%
5,225	Prestige Brands Holdings, Inc. (a)	187,055
4,600	Revlon, Inc., Class A (a)	114,816
3,600	USANA Health Sciences, Inc. (a)	272,088

		573,959

	Total Consumer Staples	5,988,273

	Energy — 4.9%
	Energy Equipment & Services — 1.4%
9,400	C&J Energy Services, Inc. (a)	217,140
8,300	Dawson Geophysical Co. (a)	280,706
10,400	Forum Energy Technologies, Inc. (a)	293,904
3,200	Gulfmark Offshore, Inc., Class A	150,816
10,500	Helix Energy Solutions Group, Inc. (a)	243,390
11,012	Superior Energy Services, Inc. (a)	293,029

		1,478,985

	Oil, Gas & Consumable Fuels — 3.5%
2,000	Alon USA Energy, Inc.	33,080
2,300	Bonanza Creek Energy, Inc. (a)	99,981
11,700	Delek U.S. Holdings, Inc.	402,597
4,100	Energy XXI Bermuda Ltd., (Bermuda)	110,946
24,000	EPL Oil & Gas, Inc. (a)	684,000
8,200	Equal Energy Ltd.	43,788
64,800	Gastar Exploration Ltd. (a)	448,416
38,100	Renewable Energy Group, Inc. (a)	436,626
2,100	REX American Resources Corp. (a)	93,891
5,100	Stone Energy Corp. (a)	176,409
16,600	W&T Offshore, Inc.	265,600
108,800	Warren Resources, Inc. (a)	341,632
11,600	Western Refining, Inc.	491,956
700	Westmoreland Coal Co. (a)	13,503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
2,500	World Fuel Services Corp.	107,900

		3,750,325

	Total Energy	5,229,310

	Financials — 21.6%
	Capital Markets — 1.0%
14,700	BGC Partners, Inc., Class A	89,082
19,100	Cowen Group, Inc., Class A (a)	74,681
5,289	Gladstone Capital Corp.	50,774
26,500	Investment Technology Group, Inc. (a)	544,840
16,000	Ladenburg Thalmann Financial Services, Inc. (a)	50,080
5,400	Manning & Napier, Inc.	95,310
3,400	Piper Jaffray Cos. (a)	134,470
1,354	Prospect Capital Corp.	15,192

		1,054,429

	Commercial Banks — 7.0%
3,000	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	84,060
11,400	BBCN Bancorp, Inc.	189,126
2,500	BNC Bancorp	42,850
1,200	Bridge Bancorp, Inc.	31,200
17,000	Cardinal Financial Corp.	306,000
6,700	Cathay General Bancorp	179,091
1,300	Center Bancorp, Inc.	24,388
3,900	Citizens & Northern Corp.	80,457
725	City Holding Co.	33,589
1,340	Community Trust Bancorp, Inc.	60,514
500	ConnectOne Bancorp, Inc. (a)	19,815
27,300	East West Bancorp, Inc.	954,681
2,834	Fidelity Southern Corp.	47,073
4,100	Financial Institutions, Inc.	101,311
20,100	First Commonwealth Financial Corp.	177,282
4,900	First Community Bancshares, Inc.	81,830
4,600	First Financial Bancorp	80,178
3,800	First Merchants Corp.	86,488
29,057	FirstMerit Corp.	645,937
29,325	Hanmi Financial Corp.	641,924
2,532	Heartland Financial USA, Inc.	72,896
3,900	Huntington Bancshares, Inc.	37,635
975	Iberiabank Corp.	61,279
1,800	Lakeland Financial Corp.	70,200
3,500	MainSource Financial Group, Inc.	63,105
3,200	MetroCorp Bancshares, Inc.	48,224
800	National Bankshares, Inc.	29,512
2,571	NBT Bancorp, Inc.	66,589

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
14,300	OFG Bancorp, (Puerto Rico)	247,962
8,200	Park Sterling Corp.	58,548
1,200	Peoples Bancorp, Inc.	27,012
8,300	Pinnacle Financial Partners, Inc.	269,999
28,400	Popular, Inc., (Puerto Rico) (a)	815,932
3,900	Preferred Bank (a)	78,195
4,300	PrivateBancorp, Inc.	124,399
1,300	Prosperity Bancshares, Inc.	82,407
4,750	Sierra Bancorp	76,428
12,635	Southwest Bancorp, Inc. (a)	201,149
11,700	Susquehanna Bancshares, Inc.	150,228
1,300	SVB Financial Group (a)	136,318
3,100	Texas Capital Bancshares, Inc. (a)	192,820
2,300	WesBanco, Inc.	73,600
3,600	West Bancorporation, Inc.	56,952
57,600	Wilshire Bancorp, Inc.	629,568

		7,538,751

	Consumer Finance — 3.1%
2,000	Cash America International, Inc.	76,600
16,046	DFC Global Corp. (a)	183,727
8,600	Encore Capital Group, Inc. (a)	432,236
4,000	Ezcorp, Inc., Class A (a)	46,760
15,900	Green Dot Corp., Class A (a)	399,885
5,600	JGWPT Holdings, Inc., Class A (a)	97,384
6,400	Nelnet, Inc., Class A	269,696
5,700	Portfolio Recovery Associates, Inc. (a)	301,188
19,000	Regional Management Corp. (a)	644,670
5,500	Springleaf Holdings, Inc. (a)	139,040
8,025	World Acceptance Corp. (a)	702,428

		3,293,614

	Insurance — 2.5%
34,100	American Equity Investment Life Holding Co.	899,558
6,325	Aspen Insurance Holdings Ltd., (Bermuda)	261,286
43,000	CNO Financial Group, Inc.	760,670
2,200	Crawford & Co., Class B	20,328
5,300	HCI Group, Inc.	283,550
1,500	Horace Mann Educators Corp.	47,310
11,500	Maiden Holdings Ltd., (Bermuda)	125,695
1,200	Montpelier Re Holdings Ltd., (Bermuda)	34,920
3,100	Selective Insurance Group, Inc.	83,886
1,300	Stewart Information Services Corp.	41,951
3,400	United Fire Group, Inc.	97,444
1,006	Validus Holdings Ltd., (Bermuda)	40,532

		2,697,130

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 6.6%
800	Agree Realty Corp.	23,216
3,783	American Campus Communities, Inc.	121,850
81,400	Anworth Mortgage Asset Corp.	342,694
3,480	Ashford Hospitality Prime, Inc.	63,336
17,400	Ashford Hospitality Trust, Inc.	144,072
59,700	Capstead Mortgage Corp.	721,176
12,500	CBL & Associates Properties, Inc.	224,500
7,700	Chatham Lodging Trust	157,465
6,700	Chesapeake Lodging Trust	169,443
10,000	CoreSite Realty Corp.	321,900
22,200	Cousins Properties, Inc.	228,660
24,975	DCT Industrial Trust, Inc.	178,072
8,200	DDR Corp.	126,034
2,700	EastGroup Properties, Inc.	156,411
20,200	Education Realty Trust, Inc.	178,164
36,500	First Industrial Realty Trust, Inc.	636,925
14,000	GEO Group, Inc. (The)	451,080
7,400	Glimcher Realty Trust	69,264
1,350	Home Properties, Inc.	72,387
5,300	LaSalle Hotel Properties	163,558
3,400	LTC Properties, Inc.	120,326
995	Mid-America Apartment Communities, Inc.	60,436
2,700	Parkway Properties, Inc.	52,083
6,700	Pebblebrook Hotel Trust	206,092
9,525	Pennsylvania Real Estate Investment Trust	180,785
18,400	Potlatch Corp.	768,016
2,075	PS Business Parks, Inc.	158,571
14,000	RAIT Financial Trust	125,580
2,400	Ramco-Gershenson Properties Trust	37,776
17,400	Redwood Trust, Inc.	337,038
18,000	RLJ Lodging Trust	437,760
1,200	Sun Communities, Inc.	51,168
4,200	Sunstone Hotel Investors, Inc.	56,280

		7,142,118

	Real Estate Management & Development — 0.2%
6,100	RE/MAX Holdings, Inc., Class A (a)	195,627

	Thrifts & Mortgage Finance — 1.2%
2,000	BofI Holding, Inc. (a)	156,860
5,100	HomeStreet, Inc.	102,000
2,500	OceanFirst Financial Corp.	42,825
17,075	Ocwen Financial Corp. (a)	946,809

		1,248,494

	Total Financials	23,170,163

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 11.5%
	Biotechnology — 2.5%
1,500	Acorda Therapeutics, Inc. (a)	43,800
6,200	Aegerion Pharmaceuticals, Inc. (a)	439,952
500	Agios Pharmaceuticals, Inc. (a)	11,975
2,800	Alnylam Pharmaceuticals, Inc. (a)	180,124
11,500	AMAG Pharmaceuticals, Inc. (a)	279,105
6,000	Celldex Therapeutics, Inc. (a)	145,260
1,900	Foundation Medicine, Inc. (a)	45,258
12,300	Infinity Pharmaceuticals, Inc. (a)	169,863
1,900	Karyopharm Therapeutics, Inc. (a)	43,548
1,000	MacroGenics, Inc. (a)	27,430
6,700	Ophthotech Corp. (a)	216,745
4,800	Pharmacyclics, Inc. (a)	507,744
1,700	Raptor Pharmaceutical Corp. (a)	22,134
4,800	Synageva BioPharma Corp. (a)	310,656
53,300	Threshold Pharmaceuticals, Inc. (a)	248,911

		2,692,505

	Health Care Equipment & Supplies — 2.6%
4,600	ArthroCare Corp. (a)	185,104
17,100	Greatbatch, Inc. (a)	756,504
1,300	Insulet Corp. (a)	48,230
35,000	NuVasive, Inc. (a)	1,131,550
4,000	PhotoMedex, Inc. (a)	51,800
2,000	Sirona Dental Systems, Inc. (a)	140,400
9,600	STERIS Corp.	461,280

		2,774,868

	Health Care Providers & Services — 2.7%
20,913	Amsurg Corp. (a)	960,325
10,200	Centene Corp. (a)	601,290
13,186	Cross Country Healthcare, Inc. (a)	131,596
35,100	Gentiva Health Services, Inc. (a)	435,591
13,400	Molina Healthcare, Inc. (a)	465,650
8,600	Owens & Minor, Inc.	314,416
1,900	Providence Service Corp. (The) (a)	48,868

		2,957,736

	Health Care Technology — 0.1%
4,200	Veeva Systems, Inc., Class A (a)	134,820

	Life Sciences Tools & Services — 0.5%
20,300	Cambrex Corp. (a)	361,949
3,700	Furiex Pharmaceuticals, Inc. (a)	155,437

		517,386

	Pharmaceuticals — 3.1%
2,200	Cornerstone Therapeutics, Inc. (a)	20,878
10,000	Impax Laboratories, Inc. (a)	251,400

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
5,800	Jazz Pharmaceuticals plc, (Ireland) (a)	734,048
25,300	Lannett Co., Inc. (a)	837,430
27,300	Medicines Co. (The) (a)	1,054,326
5,600	Questcor Pharmaceuticals, Inc.	304,920
17,300	Sciclone Pharmaceuticals, Inc. (a)	87,192

		3,290,194

	Total Health Care	12,367,509

	Industrials — 16.1%
	Aerospace & Defense — 2.2%
13,800	AAR Corp. (m)	386,538
1,100	Curtiss-Wright Corp.	68,453
22,300	Engility Holdings, Inc. (a)	744,820
4,700	Esterline Technologies Corp. (a)	479,212
9,300	Triumph Group, Inc.	707,451

		2,386,474

	Air Freight & Logistics — 0.3%
3,400	Atlas Air Worldwide Holdings, Inc. (a)	139,910
3,200	Park-Ohio Holdings Corp. (a)	167,680

		307,590

	Airlines — 1.6%
9,700	Alaska Air Group, Inc.	711,689
76,200	Republic Airways Holdings, Inc. (a)	814,578
11,800	SkyWest, Inc.	174,994

		1,701,261

	Building Products — 0.1%
975	Gibraltar Industries, Inc. (a)	18,125
4,800	Norcraft Cos., Inc. (a)	94,176

		112,301

	Commercial Services & Supplies — 3.7%
10,682	ABM Industries, Inc.	305,398
14,300	ARC Document Solutions, Inc. (a)	117,546
6,400	Ceco Environmental Corp.	103,488
73,500	Cenveo, Inc. (a)	252,840
21,850	Deluxe Corp.	1,140,352
2,200	Herman Miller, Inc.	64,944
23,200	Kimball International, Inc., Class B	348,696
10,100	Knoll, Inc.	184,931
15,800	Quad/Graphics, Inc.	430,234
25,100	Steelcase, Inc., Class A	398,086
1,100	UniFirst Corp.	117,700
3,400	United Stationers, Inc.	156,026
12,700	Viad Corp.	352,806

		3,973,047

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction & Engineering — 0.8%
2,200	Argan, Inc.	60,632
9,375	EMCOR Group, Inc.	397,875
13,318	Tutor Perini Corp. (a)	350,263

		808,770

	Electrical Equipment — 1.6%
3,700	Acuity Brands, Inc.	404,484
11,000	Brady Corp., Class A	340,230
6,100	EnerSys, Inc.	427,549
5,200	Generac Holdings, Inc.	294,528
3,900	LSI Industries, Inc.	33,813
2,800	Regal-Beloit Corp.	206,416

		1,707,020

	Machinery — 3.2%
8,200	Albany International Corp., Class A	294,626
4,900	Barnes Group, Inc.	187,719
4,100	Columbus McKinnon Corp. (a)	111,274
1,043	EnPro Industries, Inc. (a)	60,129
13,300	Federal Signal Corp. (a)	194,845
6,100	FreightCar America, Inc.	162,382
7,400	Global Brass & Copper Holdings, Inc.	122,470
3,800	Hardinge, Inc.	54,986
3,300	Hyster-Yale Materials Handling, Inc.	307,428
6,300	Kadant, Inc.	255,276
4,600	LB Foster Co., Class A	217,534
8,300	NN, Inc.	167,577
800	Standex International Corp.	50,304
8,200	Trimas Corp. (a)	327,098
15,600	Wabash National Corp. (a)	192,660
7,600	Wabtec Corp.	564,452
1,000	Watts Water Technologies, Inc., Class A	61,870
9,200	Xerium Technologies, Inc. (a)	151,708

		3,484,338

	Professional Services — 1.2%
7,300	Barrett Business Services, Inc.	677,002
3,000	Heidrick & Struggles International, Inc.	60,420
4,200	Insperity, Inc.	151,746
1,700	Kelly Services, Inc., Class A	42,398
6,500	RPX Corp. (a)	109,850
5,600	TrueBlue, Inc. (a)	144,368
1,900	VSE Corp.	91,219

		1,277,003

	Road & Rail — 0.8%
500	AMERCO (a)	118,920

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
2,100	Avis Budget Group, Inc. (a)	84,882
18,700	Quality Distribution, Inc. (a)	239,921
3,150	Saia, Inc. (a)	100,958
13,100	Swift Transportation Co. (a)	290,951
2,200	Universal Truckload Services, Inc.	67,122

		902,754

	Trading Companies & Distributors — 0.6%
6,975	Applied Industrial Technologies, Inc.	342,403
900	Beacon Roofing Supply, Inc. (a)	36,252
2,800	United Rentals, Inc. (a)	218,260

		596,915

	Total Industrials	17,257,473

	Information Technology — 17.1%
	Communications Equipment — 1.1%
20,382	ARRIS Group, Inc. (a)	496,607
12,400	Aviat Networks, Inc. (a)	28,024
2,000	CalAmp Corp. (a)	55,940
23,300	Extreme Networks, Inc. (a)	163,100
52,400	Harmonic, Inc. (a)	386,712
1,800	Oplink Communications, Inc. (a)	33,480
7,100	PC-Tel, Inc.	67,947

		1,231,810

	Computers & Peripherals — 0.6%
10,700	Avid Technology, Inc. (a)	87,205
17,200	QLogic Corp. (a)	203,476
26,700	Silicon Graphics International Corp. (a)	358,047
5,500	Violin Memory, Inc. (a)	21,780

		670,508

	Electronic Equipment, Instruments & Components — 2.9%
15,300	Audience, Inc. (a)	178,092
25,700	Benchmark Electronics, Inc. (a)	593,156
12,000	Insight Enterprises, Inc. (a)	272,520
2,100	Littelfuse, Inc.	195,153
9,500	Newport Corp. (a)	171,665
62,900	Sanmina Corp. (a)	1,050,430
10,000	SYNNEX Corp. (a)	674,000

		3,135,016

	Internet Software & Services — 2.4%
21,100	Carbonite, Inc. (a)	249,613
5,200	Chegg, Inc. (a)	44,252
8,700	Cornerstone OnDemand, Inc. (a)	464,058
1,100	Digital River, Inc. (a)	20,350
1,800	IntraLinks Holdings, Inc. (a)	21,798

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
4,400	Stamps.com, Inc. (a)	185,240
22,500	support.com, Inc. (a)	85,275
26,551	United Online, Inc.	365,342
27,244	WebMD Health Corp. (a)	1,076,138
900	Xoom Corp. (a)	24,633

		2,536,699

	IT Services — 2.9%
16,025	CSG Systems International, Inc.	471,135
2,000	EVERTEC, Inc., (Puerto Rico)	49,320
38,900	Global Cash Access Holdings, Inc. (a)	388,611
20,200	iGATE Corp. (a)	811,232
35,500	Unisys Corp. (a)	1,191,735
5,902	VeriFone Systems, Inc. (a)	158,292

		3,070,325

	Semiconductors & Semiconductor Equipment — 4.0%
6,450	Alpha & Omega Semiconductor Ltd. (a)	49,729
20,875	Amkor Technology, Inc. (a)	127,964
5,800	Brooks Automation, Inc.	60,842
18,006	Entegris, Inc. (a)	208,869
16,000	First Solar, Inc. (a)	874,240
12,800	Integrated Silicon Solution, Inc. (a)	154,752
10,400	Lattice Semiconductor Corp. (a)	57,304
200	M/A-COM Technology Solutions Holdings, Inc. (a)	3,398
3,800	Nanometrics, Inc. (a)	72,390
9,400	Pericom Semiconductor Corp. (a)	83,284
23,922	Photronics, Inc. (a)	216,016
25,600	Silicon Image, Inc. (a)	157,440
16,700	Skyworks Solutions, Inc. (a)	476,952
23,100	Spansion, Inc., Class A (a)	320,859
73,500	SunEdison, Inc. (a)	959,175
46,600	Ultra Clean Holdings, Inc. (a)	467,398

		4,290,612

	Software — 3.2%
28,284	Actuate Corp. (a)	218,070
10,300	Advent Software, Inc.	360,397
1,406	Aspen Technology, Inc. (a)	58,771
2,000	FireEye, Inc. (a)	87,220
1,500	Manhattan Associates, Inc. (a)	176,220
2,900	Monotype Imaging Holdings, Inc.	92,394
22,200	Pegasystems, Inc.	1,091,796
7,640	PTC, Inc. (a)	270,379
1,300	Rovi Corp. (a)	25,597
42,700	Take-Two Interactive Software, Inc. (a)	741,699

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
53,600	TeleCommunication Systems, Inc., Class A (a)	124,352
15,400	Telenav, Inc. (a)	101,486
3,700	TIBCO Software, Inc. (a)	83,176

		3,431,557

	Total Information Technology	18,366,527

	Materials — 3.8%
	Chemicals — 1.9%
6,900	A Schulman, Inc.	243,294
2,600	American Pacific Corp. (a)	96,876
10,900	Axiall Corp.	517,096
800	FutureFuel Corp.	12,640
4,600	H.B. Fuller Co.	239,384
1,000	Innospec, Inc.	46,220
6,600	Koppers Holdings, Inc.	301,950
7,700	Minerals Technologies, Inc.	462,539
12,000	OMNOVA Solutions, Inc. (a)	109,320

		2,029,319

	Construction Materials — 0.0% (g)
5,300	Headwaters, Inc. (a)	51,887

	Containers & Packaging — 1.0%
40,900	Graphic Packaging Holding Co. (a)	392,640
6,075	Rock Tenn Co., Class A	637,936

		1,030,576

	Metals & Mining — 0.6%
4,500	SunCoke Energy, Inc. (a)	102,645
12,900	Worthington Industries, Inc.	542,832

		645,477

	Paper & Forest Products — 0.3%
5,400	Boise Cascade Co. (a)	159,192
9,500	Resolute Forest Products, Inc., (Canada) (a)	152,190

		311,382

	Total Materials	4,068,641

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
4,300	Atlantic Tele-Network, Inc.	243,251
9,700	IDT Corp., Class B	173,339
63,700	Inteliquent, Inc.	727,454
16,700	Premiere Global Services, Inc. (a)	193,553
4,850	Straight Path Communications, Inc., Class B (a)	39,722

		1,377,319

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Wireless Telecommunication Services — 0.0% (g)
3,700	USA Mobility, Inc.	52,836

	Total Telecommunication Services	1,430,155

	Utilities — 2.6%
	Electric Utilities — 1.9%
9,725	El Paso Electric Co.	341,445
3,400	Empire District Electric Co. (The)	77,146
5,600	IDACORP, Inc.	290,304
1,900	MGE Energy, Inc.	110,010
27,475	Portland General Electric Co.	829,745
5,425	UNS Energy Corp.	324,686
1,900	Westar Energy, Inc.	61,123

		2,034,459

	Gas Utilities — 0.6%
419	AGL Resources, Inc.	19,789
900	Chesapeake Utilities Corp.	54,018
3,300	Laclede Group, Inc. (The)	150,282
4,700	New Jersey Resources Corp.	217,328
1,500	Northwest Natural Gas Co.	64,230
2,700	Southwest Gas Corp.	150,957
1,700	WGL Holdings, Inc.	68,102

		724,706

	Water Utilities — 0.1%
900	Artesian Resources Corp., Class A	20,655

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — Continued
5,800	Consolidated Water Co., Ltd., (Cayman Islands)	81,780

		102,435

	Total Utilities	2,861,600

	Total Common Stocks (Cost $69,168,432)	104,277,308

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
215,000	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $215,225)	215,193

SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
3,122,262	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010%, (b) (l) (m) (Cost $3,122,262)	3,122,262

	Total Investments — 100.2% (Cost $72,505,919)	107,614,763
	Liabilities in Excess of Other Assets — (0.2)%	(230,723)

	NET ASSETS — 100.0%	$107,384,040

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
27	E-mini Russell 2000	03/21/14	$3,135,780	$136,596

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$104,492,501
Investments in affiliates, at value	3,122,262

Total investment securities, at value	107,614,763
Receivables:
Investment securities sold	216,457
Portfolio shares sold	272,420
Interest and dividends from non-affiliates	93,274
Dividends from affiliates	47
Variation margin on futures contracts	12,960

Total Assets	108,209,921

LIABILITIES:
Payables:
Investment securities purchased	353,177
Portfolio shares redeemed	340,428
Accrued liabilities:
Investment advisory fees	57,029
Administration fees	7,430
Distribution fees	448
Custodian and accounting fees	21,277
Trustees’ and Chief Compliance Officer’s fees	36
Other	46,056

Total Liabilities	825,881

Net Assets	$107,384,040

NET ASSETS:
Paid-in-Capital	$64,704,019
Accumulated undistributed net investment income	214,690
Accumulated net realized gains (losses)	7,219,891
Net unrealized appreciation (depreciation)	35,245,440

Total Net Assets	$107,384,040

Net Assets:
Class 1	$105,229,638
Class 2	2,154,402

Total	$107,384,040

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	4,379,243
Class 2	90,122
Net Asset Value, offering and redemption price per share (a):
Class 1	$24.03
Class 2	23.91

Cost of investments in non-affiliates	$69,383,657
Cost of investments in affiliates	3,122,262

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$995,186
Dividend income from affiliates	1,009
Interest income from non-affiliates	344

Total investment income	996,539

EXPENSES:
Investment advisory fees	569,492
Administration fees	73,789
Distribution fees — Class 2	5,270
Custodian and accounting fees	58,940
Professional fees	44,104
Trustees’ and Chief Compliance Officer’s fees	892
Printing and mailing costs	26,414
Transfer agent fees	10,533
Other	11,249

Total expenses	800,683

Less amounts waived	(4,734)

Net expenses	795,949

Net investment income (loss)	200,590

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,778,127
Futures	734,619

Net realized gains (losses)	11,512,746

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	18,736,137
Futures	68,322

Change in net unrealized appreciation/depreciation	18,804,459

Net realized/unrealized gains (losses)	30,317,205

Change in net assets resulting from operations	$30,517,795

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Year Ended 12/31/2013	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$200,590	$512,635
Net realized gain (loss)	11,512,746	5,187,005
Change in net unrealized appreciation/depreciation	18,804,459	5,749,684

Change in net assets resulting from operations	30,517,795	11,449,324

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(465,407)	(127,898)
Class 2
From net investment income	(8,021)	—

Total distributions to shareholders	(473,428)	(127,898)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,630,419	(2,782,957)

NET ASSETS:
Change in net assets	38,674,786	8,538,469
Beginning of period	68,709,254	60,170,785

End of period	$107,384,040	$68,709,254

Accumulated undistributed net investment income	$214,690	$492,227

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$33,235,115	$13,872,549
Distributions reinvested	465,407	127,898
Cost of shares redeemed	(24,490,483)	(16,667,963)

Change in net assets resulting from Class 1 capital transactions	$9,210,039	$(2,667,516)

Class 2
Proceeds from shares issued	$114,156	$101,342
Distributions reinvested	8,021	—
Cost of shares redeemed	(701,797)	(216,783)

Change in net assets resulting from Class 2 capital transactions	$(579,620)	$(115,441)

Total change in net assets resulting from capital transactions	$8,630,419	$(2,782,957)

SHARE TRANSACTIONS:
Class 1
Issued	1,627,113	865,809
Reinvested	25,009	8,284
Redeemed	(1,202,427)	(1,051,374)

Change in Class 1 Shares	449,695	(177,281)

Class 2
Issued	5,488	6,653
Reinvested	432	—
Redeemed	(33,532)	(13,633)

Change in Class 2 Shares	(27,612)	(6,980)

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio (f)
Class 1
Year Ended December 31, 2013	$16.98	$0.05	(g)(h)	$7.11	$7.16	$(0.11)	$—	$(0.11)
Year Ended December 31, 2012	14.22	0.13	(i)	2.66	2.79	(0.03)	—	(0.03)
Year Ended December 31, 2011	14.95	0.04		(0.75)	(0.71)	(0.02)	—	(0.02)
Year Ended December 31, 2010	11.76	0.02		3.17	3.19	—	—	—
Year Ended December 31, 2009	9.84	0.05		2.11	2.16	(0.08)	(0.16)	(0.24)

Class 2
Year Ended December 31, 2013	16.90	(0.01	)(g)(h)	7.09	7.08	(0.07)	—	(0.07)
Year Ended December 31, 2012	14.16	0.09	(i)	2.65	2.74	—	—	—
Year Ended December 31, 2011	14.91	—	(j)	(0.75)	(0.75)	—	—	—
Year Ended December 31, 2010	11.76	(0.01)		3.16	3.15	—	—	—
April 24, 2009 (k) through December 31, 2009	9.03	0.01		2.73	2.74	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.
(h)	Calculated based upon average shares outstanding.
(i)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$24.03	42.38%	$105,229,638	0.90%	0.24	%(g)	0.91%	56%
16.98	19.66	66,719,964	0.94	0.80	(i)	0.94	44
14.22	(4.77)	58,405,012	0.95	0.23		0.95	46
14.95	27.13	70,355,671	0.99	0.13		1.04	45
11.76	22.58	56,761,095	0.98	0.42		1.34	55

23.91	42.02	2,154,402	1.16	(0.03	)(g)	1.16	56
16.90	19.35	1,989,290	1.19	0.54	(i)	1.19	44
14.16	(5.03)	1,765,773	1.20	(0.02)		1.20	46
14.91	26.79	1,995,231	1.24	(0.09)		1.28	45
11.76	30.37	901,951	1.17	0.26		1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$107,399,570	$215,193	$—	$107,614,763

Appreciation in Other Financial Instruments
Futures Contracts	$136,596	$—	$—	$136,596

(a)	All portfolio holdings designated in Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for future collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of December 31, 2013, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

As of December 31, 2013 the Portfolio had no investments in illiquid securities.

C. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2013:

Futures Contracts:
Average Notional Balance Long	$2,544,226
Ending Notional Balance Long	3,135,780

The Portfolio’s futures contracts are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$2,109	$(4,699)	$2,590

The reclassifications for the Portfolio relate primarily to investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2013, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the year ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the year ended December 31, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Voluntary Waivers
Investment Advisory	Total
$73	$73

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 was $4,661.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$56,170,293	$47,250,233	$215,252	$110,000

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$73,322,525	$35,664,308	$1,372,070	$34,292,238

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$473,428	$—	$473,428

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$127,898	$—	$127,898

As of December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$605,826	$7,708,208	$34,292,238

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts and deferred REIT distribution.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$460,140	*	$460,140	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $2,577,894.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the year then ended.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Portfolio.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Small Cap Core Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Portfolio’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,214.90	$5.02	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	1,213.70	6.47	1.16
Hypothetical	1,000.00	1,019.36	5.90	1.16

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee break-

point, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first, second, and second quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and,

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	31

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Portfolio hereby designates 100.00% or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2013.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	AN-JPMITSCCP-1213

Annual Report

JPMorgan Insurance Trust

December 31, 2013

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equities markets in developed economies performed strongly in the face of periodic spikes in volatility throughout the twelve months ended December 31, 2013. Healthy corporate earnings and incremental but steady improvements in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of the year relieved much of the political uncertainty created by partisan brinkmanship over the so-called fiscal cliff and the partial shutdown of the federal government in October. In the first half of the year, the U.S. Federal Reserve (“Fed”) announced its intention to taper off its $85 billion in monthly asset purchases and the statement weakened investor sentiment and set off widespread speculation about the timing and magnitude of such a move. The Fed followed through in December, deciding to reduce its monthly purchases by $10 billion. The news, along with robust gains in jobs, housing and consumer sentiment, drove U.S. equities to new highs. The S&P 500 stock index hit seven closing highs in the final month of the reporting period, finishing 2013 with its best performance since 1997.

“While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Central Bank reaffirmed its commitment to accommodative monetary policy and to the euro itself. In the second quarter of the year, the European Union (EU) returned to positive growth and at the end of the year, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. In Japan, equity markets rebounded to their best year since 1988, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks.

Emerging market equities were weaker overall. As of December 31, 2013, the MSCI Emerging Markets Index returned -2.3% for the year. China’s economy showed signs of slower growth during the year and the Fed’s decision to taper its asset purchase program set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed income markets generally remained weak during the year, as central bankers across the globe held interest rates at historic lows. However, benchmark bond yields rose on an annual basis for the first time since 2009. During the year, the Fed’s talk of tapering off its Quantitative Easing (QE) program hurt fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period higher. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively. High-yield debt returned 7.4% for the year, as measured by the Barclays US High Yield Corporate Index, while other U.S. debt securities and emerging market debt both had negative returns.

While global economic growth accelerated during the year, the U.S. recovery in particular showed stronger fundamentals and the Fed’s decision to taper its QE program was a response to the improved picture. Europe emerged from its lengthy recession and the worst of the fiscal crises seem to be behind it, though unemployment remains strikingly high in many EU nations. Japan made progress toward ending persistent deflation, but Tokyo’s monetary and fiscal stimulus has sharply weakened the yen, putting other Asian exporting nations — notably China and South Korea — at a competitive disadvantage. Emerging market economies may face further headwinds as foreign investment shrinks and economic growth moderates from recent strength. Moreover, political instability — already apparent in Thailand and Turkey — may surface in other emerging market nations as governments struggle to deliver improved living standards and respond to demands for political reforms.

The Long-Term Lens

We welcome the Fed’s move to curb its QE program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced in 2013 may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The past year’s market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	36.22%
S&P 500 Index	32.39%

Net Assets as of 12/31/2013	$93,009,813

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the 12 months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (the “Benchmark”) retreated at mid-year amid investor uncertainty about the U.S. Federal Reserve Board’s (the “Fed”) intent to taper off its monthly purchases of $85 billion in Treasuries and mortgage-backed securities. Interest rates rose sharply higher, pressuring prices for both stocks and bonds. Partisan brinkmanship in Washington added to the uncertainty, starting with the standoff over the so-called fiscal cliff in January and followed by the partial shutdown of the federal government in October. A bipartisan budget agreement toward the end of the year relieved some of the political uncertainty. During the year, U.S. unemployment claims fell from 7.9% in January to 7.0%, with slight upticks in joblessness at midyear and in October. Adding to the positive trend were advances in housing prices and auto sales in the second half of the year, and a rebound in consumer sentiment to a five-month high in December. The Standard & Poor’s 500 Index hit 42 record closings during the year — the most since 1998 — including seven record high closings in the final month of the year. The Benchmark racked up a 32.26% gain for the year.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the twelve months ended December 31, 2013. The Portfolio’s stock selection in the pharmaceuticals/medical technology sector and its underweight position in the real estate investment trust (REIT) sector contributed to relative performance, while stock selection in the systems & network hardware sector and the health services & systems sector detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s overweight positions in Avago Technologies Ltd. and Biogen Idec Inc. and its underweight position in IBM Corp. Avago is a semiconductor manufacturer based in Singapore. The company’s shares benefited from its planned $6.6 billion purchase of LSI Corp. Biogen Idec, a biotechnology company, rose sharply after European regulators granted the company 10 years of exclusivity for its multiple sclerosis treatment Tecfidera. IBM, a diversified information technology company, was the worst performing among the 30 components of the Dow Jones Industrial Average during 2013. The company’s inability to increase revenue and reports of weak growth in its Watson model computer pressured the stock throughout the year.

Individual detractors from relative performance included Walter Industries Inc., Ace Ltd. and Gilead Sciences Inc. Shares of Walter Industries, a producer and exporter of coal and related products, fell on weak profitability due to lower prices for its metallurgical coal, used in the global production of steel. Shares of Ace, a provider of property and casualty insurance and reinsurance, came under pressure as investors forecast softness in premiums. While shares of Gilead, a biopharmaceutical company, performed well during the period, the Portfolio’s underweight position in the stock hurt relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio was overweight versus the Benchmark in the semiconductors, media and auto & transportation sectors. The Portfolio was underweight versus the Benchmark in the consumer stable, REITs and industrial cyclical sectors.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Johnson & Johnson	3.9%
2.	Google, Inc., Class A	3.0
3.	Apple, Inc.	2.9
4.	Wells Fargo & Co.	2.8
5.	Time Warner, Inc.	2.5
6.	Exxon Mobil Corp.	2.3
7.	United Technologies Corp.	2.2
8.	Schlumberger Ltd.	2.2
9.	UnitedHealth Group, Inc.	2.2
10.	Microsoft Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	20.8%
Consumer Discretionary	15.9
Financials	15.3
Health Care	13.2
Industrials	10.6
Energy	10.5
Consumer Staples	6.0
Materials	4.1
Utilities	1.5
Telecommunication Services	0.9
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2013. The Portfolio’s composition is subject to change.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	36.22%	19.01%	8.14%
CLASS 2 SHARES	8/16/06	35.90	18.71	7.94

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
	Consumer Discretionary — 15.9%
	Auto Components — 0.4%
1,350	Dana Holding Corp.	26,487
7,291	Johnson Controls, Inc.	374,028

		400,515

	Automobiles — 2.1%
47,320	General Motors Co. (a)	1,933,968

	Hotels, Restaurants & Leisure — 1.4%
4,710	McDonald’s Corp.	457,011
6,950	Royal Caribbean Cruises Ltd.	329,569
7,082	Yum! Brands, Inc.	535,470

		1,322,050

	Household Durables — 0.8%
5,930	Lennar Corp., Class A	234,591
70	NVR, Inc. (a)	71,821
4,520	PulteGroup, Inc.	92,072
6,120	Toll Brothers, Inc. (a)	226,440
390	Whirlpool Corp.	61,175

		686,099

	Internet & Catalog Retail — 1.5%
2,310	Amazon.com, Inc. (a)	921,205
410	priceline.com, Inc. (a)	476,584

		1,397,789

	Media — 5.5%
7,640	CBS Corp. (Non-Voting), Class B	486,974
25,280	Comcast Corp., Class A	1,313,675
5,740	DISH Network Corp., Class A (a)	332,461
2,450	Time Warner Cable, Inc.	331,975
33,010	Time Warner, Inc.	2,301,457
4,980	Walt Disney Co. (The)	380,472

		5,147,014

	Specialty Retail — 3.3%
1,150	AutoZone, Inc. (a)	549,631
15,570	Home Depot, Inc. (The)	1,282,034
10,550	Lowe’s Cos., Inc.	522,753
11,680	TJX Cos., Inc.	744,366

		3,098,784

	Textiles, Apparel & Luxury Goods — 0.9%
3,680	Lululemon Athletica, Inc., (Canada) (a)	217,231
9,030	V.F. Corp.	562,930

		780,161

	Total Consumer Discretionary	14,766,380

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.1%
	Beverages — 1.5%
19,840	Coca-Cola Co. (The)	819,590
1,000	Constellation Brands, Inc., Class A (a)	70,380
100	Molson Coors Brewing Co., Class B	5,615
6,220	PepsiCo, Inc.	515,887

		1,411,472

	Food & Staples Retailing — 1.4%
3,820	Costco Wholesale Corp.	454,618
9,560	CVS Caremark Corp.	684,210
2,190	Wal-Mart Stores, Inc.	172,331

		1,311,159

	Food Products — 0.8%
3,828	General Mills, Inc.	191,055
14,639	Mondelez International, Inc., Class A	516,757

		707,812

	Household Products — 1.5%
4,320	Colgate-Palmolive Co.	281,707
13,937	Procter & Gamble Co. (The)	1,134,611

		1,416,318

	Tobacco — 0.9%
8,930	Philip Morris International, Inc.	778,071

	Total Consumer Staples	5,624,832

	Energy — 10.5%
	Energy Equipment & Services — 2.9%
4,320	Ensco plc, (United Kingdom), Class A	247,018
7,770	Halliburton Co.	394,327
22,528	Schlumberger Ltd.	2,029,998

		2,671,343

	Oil, Gas & Consumable Fuels — 7.6%
5,370	Anadarko Petroleum Corp.	425,948
2,140	Apache Corp.	183,912
4,450	Cheniere Energy, Inc. (a)	191,884
9,830	Chevron Corp.	1,227,865
970	EOG Resources, Inc.	162,805
21,135	Exxon Mobil Corp.	2,138,862
9,276	Marathon Oil Corp.	327,443
4,650	Marathon Petroleum Corp.	426,545
10,757	Occidental Petroleum Corp.	1,022,991
5,980	Phillips 66	461,237
7,320	QEP Resources, Inc.	224,358
7,220	Williams Cos., Inc. (The)	278,475

		7,072,325

	Total Energy	9,743,668

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Financials — 15.3%
	Capital Markets — 3.1%
3,610	Ameriprise Financial, Inc.	415,331
2,896	Goldman Sachs Group, Inc. (The)	513,345
13,380	Invesco Ltd.	487,032
27,831	Morgan Stanley	872,780
990	Northern Trust Corp.	61,271
5,720	State Street Corp.	419,791
3,005	TD Ameritrade Holding Corp.	92,073

		2,861,623

	Commercial Banks — 3.1%
2,510	SunTrust Banks, Inc.	92,393
57,033	Wells Fargo & Co.	2,589,298
6,830	Zions Bancorporation	204,627

		2,886,318

	Consumer Finance — 0.7%
1,500	American Express Co.	136,095
6,260	Capital One Financial Corp.	479,579

		615,674

	Diversified Financial Services — 4.3%
104,789	Bank of America Corp.	1,631,565
27,684	Citigroup, Inc.	1,442,613
4,250	IntercontinentalExchange Group, Inc.	955,910

		4,030,088

	Insurance — 3.9%
15,768	ACE Ltd., (Switzerland)	1,632,461
400	Axis Capital Holdings Ltd., (Bermuda)	19,028
8,380	Hartford Financial Services Group, Inc.	303,607
12,170	Marsh & McLennan Cos., Inc.	588,541
18,600	MetLife, Inc.	1,002,912
1,290	Prudential Financial, Inc.	118,964

		3,665,513

	Real Estate Investment Trusts (REITs) — 0.2%
1,070	Simon Property Group, Inc.	162,811

	Total Financials	14,222,027

	Health Care — 13.2%
	Biotechnology — 3.1%
560	Aegerion Pharmaceuticals, Inc. (a)	39,738
3,420	Alexion Pharmaceuticals, Inc. (a)	455,065
3,786	Biogen Idec, Inc. (a)	1,059,133
5,109	Celgene Corp. (a)	863,217
6,310	Vertex Pharmaceuticals, Inc. (a)	468,833

		2,885,986

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 0.4%
2,370	Baxter International, Inc.	164,833
3,020	Stryker Corp.	226,923

		391,756

	Health Care Providers & Services — 3.1%
4,500	Humana, Inc.	464,490
2,550	McKesson Corp.	411,570
26,570	UnitedHealth Group, Inc.	2,000,721

		2,876,781

	Health Care Technology — 0.3%
4,947	Cerner Corp. (a)	275,746

	Pharmaceuticals — 6.3%
26,270	Bristol-Myers Squibb Co.	1,396,251
39,680	Johnson & Johnson	3,634,291
13,702	Merck & Co., Inc.	685,785
720	Perrigo Co. plc	110,491

		5,826,818

	Total Health Care	12,257,087

	Industrials — 10.6%
	Aerospace & Defense — 3.7%
14,210	Honeywell International, Inc.	1,298,368
940	Textron, Inc.	34,554
18,255	United Technologies Corp.	2,077,419

		3,410,341

	Airlines — 0.4%
12,400	Delta Air Lines, Inc.	340,628
1,730	United Continental Holdings, Inc. (a)	65,446

		406,074

	Building Products — 0.5%
18,390	Masco Corp.	418,740

	Construction & Engineering — 1.4%
15,710	Fluor Corp.	1,261,356
800	Jacobs Engineering Group, Inc. (a)	50,392

		1,311,748

	Electrical Equipment — 1.3%
6,260	Eaton Corp. plc, (Ireland)	476,511
10,998	Emerson Electric Co.	771,840

		1,248,351

	Machinery — 1.5%
2,580	Flowserve Corp.	203,382
15,583	PACCAR, Inc.	922,046
890	Pentair Ltd., (Switzerland)	69,126
2,070	SPX Corp.	206,193

		1,400,747

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Road & Rail — 1.6%
31,930	CSX Corp.	918,626
840	Norfolk Southern Corp.	77,977
3,130	Union Pacific Corp.	525,840

		1,522,443

	Trading Companies & Distributors — 0.2%
690	W.W. Grainger, Inc.	176,240

	Total Industrials	9,894,684

	Information Technology — 20.8%
	Communications Equipment — 3.0%
60,513	Cisco Systems, Inc.	1,358,517
18,944	QUALCOMM, Inc.	1,406,592

		2,765,109

	Computers & Peripherals — 3.2%
4,778	Apple, Inc.	2,680,983
6,720	Hewlett-Packard Co.	188,026
1,390	SanDisk Corp.	98,051

		2,967,060

	Internet Software & Services — 4.2%
18,220	eBay, Inc. (a)	1,000,095
930	Facebook, Inc., Class A (a)	50,834
2,452	Google, Inc., Class A (a)	2,747,981
600	LinkedIn Corp., Class A (a)	130,098

		3,929,008

	IT Services — 2.0%
2,660	Accenture plc, (Ireland), Class A	218,705
880	Alliance Data Systems Corp. (a)	231,379
2,920	Cognizant Technology Solutions Corp., Class A (a)	294,862
7,027	Genpact Ltd., (Bermuda) (a)	129,086
4,530	Visa, Inc., Class A	1,008,740

		1,882,772

	Semiconductors & Semiconductor Equipment — 4.2%
1,940	Altera Corp.	63,108
34,587	Applied Materials, Inc.	611,844
22,580	Avago Technologies Ltd., (Singapore)	1,194,256
4,440	Broadcom Corp., Class A	131,646
8,830	Freescale Semiconductor Ltd. (a)	141,722
8,680	KLA-Tencor Corp.	559,513
15,626	Lam Research Corp. (a)	850,836
10,770	Teradyne, Inc. (a)	189,767
3,760	Xilinx, Inc.	172,659

		3,915,351

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 4.2%
8,200	Adobe Systems, Inc. (a)	491,016
4,310	Citrix Systems, Inc. (a)	272,607
53,173	Microsoft Corp.	1,990,265
28,610	Oracle Corp.	1,094,619
700	VMware, Inc., Class A (a)	62,797

		3,911,304

	Total Information Technology	19,370,604

	Materials — 4.1%
	Chemicals — 1.9%
2,170	Air Products & Chemicals, Inc.	242,563
4,744	Axiall Corp.	225,055
13,230	Dow Chemical Co. (The)	587,412
2,120	Methanex Corp., (Canada)	125,589
4,940	Monsanto Co.	575,757

		1,756,376

	Containers & Packaging — 0.1%
2,540	Ball Corp.	131,217

	Metals & Mining — 2.0%
47,264	Alcoa, Inc.	502,416
26,773	Freeport-McMoRan Copper & Gold, Inc.	1,010,413
12,120	United States Steel Corp.	357,540

		1,870,369

	Paper & Forest Products — 0.1%
1,080	International Paper Co.	52,952

	Total Materials	3,810,914

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
17,133	Verizon Communications, Inc.	841,916

	Utilities — 1.5%
	Electric Utilities — 0.9%
5,660	American Electric Power Co., Inc.	264,548
6,980	NextEra Energy, Inc.	597,628

		862,176

	Multi-Utilities — 0.6%
1,890	DTE Energy Co.	125,477
1,890	NiSource, Inc.	62,143
4,000	Sempra Energy	359,040

		546,660

	Total Utilities	1,408,836

	Total Common Stocks (Cost $72,455,134)	91,940,948

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.2%
	Investment Company — 1.2%
1,125,474	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $1,125,474)	1,125,474

	Total Investments — 100.1% (Cost $73,580,608)	93,066,422
	Liabilities in Excess of Other Assets — (0.1)%	(56,609)

	NET ASSETS — 100.0%	$93,009,813

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$91,940,948
Investments in affiliates, at value	1,125,474

Total investment securities, at value	93,066,422
Cash	4
Deposits at broker for futures contracts	30,000
Receivables:
Investment securities sold	159,980
Portfolio shares sold	13,157
Dividends from non-affiliates	116,568
Dividends from affiliates	30
Variation margin on futures contracts	376

Total Assets	93,386,537

LIABILITIES:
Payables:
Investment securities purchased	167,016
Portfolio shares redeemed	98,131
Accrued liabilities:
Investment advisory fees	42,589
Administration fees	6,535
Distribution fees	1,182
Custodian and accounting fees	17,683
Trustees’ and Chief Compliance Officer’s fees	6
Audit fees	32,627
Other	10,955

Total Liabilities	376,724

Net Assets	$93,009,813

NET ASSETS:
Paid-in-capital	$83,576,540
Accumulated undistributed net investment income	863,588
Accumulated net realized gains (losses)	(10,916,129)
Net unrealized appreciation (depreciation)	19,485,814

Total Net Assets	$93,009,813

Net Assets:
Class 1	$87,386,499
Class 2	5,623,314

Total	$93,009,813

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,686,187
Class 2	239,018

Net Asset Value, offering and redemption price per share (a):
Class 1	$23.71
Class 2	23.53

Cost of investments in non-affiliates	$72,455,134
Cost of investments in affiliates	1,125,474

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,553,453
Dividend income from affiliates	509

Total investment income	1,553,962

EXPENSES:
Investment advisory fees	473,048
Administration fees	72,450
Distribution fees — Class 2	10,817
Custodian and accounting fees	55,666
Professional fees	44,094
Trustees’ and Chief Compliance Officer’s fees	967
Printing and mailing costs	21,033
Transfer agent fees	6,660
Other	11,742

Total expenses	696,477

Less amounts waived	(7,242)

Net expenses	689,235

Net investment income (loss)	864,727

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,628,349
Futures	10,003

Net realized gains (losses)	14,638,352

Change in net unrealized appreciation/depreciation of investments in non-affiliates	11,045,456

Net realized/unrealized gains (losses)	25,683,808

Change in net assets resulting from operations	$26,548,535

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Year Ended 12/31/2013	Year Ended 12/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$864,727	$1,105,544
Net realized gain (loss)	14,638,352	6,884,767
Change in net unrealized appreciation/depreciation	11,045,456	4,991,571

Change in net assets resulting from operations	26,548,535	12,981,882

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,052,526)	(1,180,771)
Class 2
From net investment income	(48,143)	(6,619)

Total distributions to shareholders	(1,100,669)	(1,187,390)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(9,581,704)	(12,575,245)

NET ASSETS:
Change in net assets	15,866,162	(780,753)
Beginning of period	77,143,651	77,924,404

End of period	$93,009,813	$77,143,651

Accumulated undistributed net investment income	$863,588	$1,099,051

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,543,616	$4,403,061
Distributions reinvested	1,052,526	1,180,771
Cost of shares redeemed	(16,291,346)	(19,321,461)

Change in net assets resulting from Class 1 capital transactions	$(12,695,204)	$(13,737,629)

Class 2
Proceeds from shares issued	$6,820,537	$2,637,685
Distributions reinvested	48,143	6,619
Cost of shares redeemed	(3,755,180)	(1,481,920)

Change in net assets resulting from Class 2 capital transactions	$3,113,500	$1,162,384

Total change in net assets resulting from capital transactions	$(9,581,704)	$(12,575,245)

SHARE TRANSACTIONS:
Class 1
Issued	123,990	266,533
Reinvested	54,705	71,389
Redeemed	(797,599)	(1,146,973)

Change in Class 1 Shares	(618,904)	(809,051)

Class 2
Issued	339,617	152,326
Reinvested	2,517	401
Redeemed	(173,975)	(86,904)

Change in Class 2 Shares	168,159	65,823

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
U.S. Equity Portfolio
Class 1
Year Ended December 31, 2013	$17.63	$0.21	(d)	$6.13	$6.34	$(0.26)
Year Ended December 31, 2012	15.22	0.23	(d)	2.43	2.66	(0.25)
Year Ended December 31, 2011	15.69	0.18	(d)	(0.46)	(0.28)	(0.19)
Year Ended December 31, 2010	13.93	0.16	(d)	1.73	1.89	(0.13)
Year Ended December 31, 2009	10.74	0.19		3.32	3.51	(0.32)

Class 2
Year Ended December 31, 2013	17.54	0.16	(d)	6.08	6.24	(0.25)
Year Ended December 31, 2012	15.18	0.22	(d)	2.39	2.61	(0.25)
Year Ended December 31, 2011	15.65	0.14	(d)	(0.46)	(0.32)	(0.15)
Year Ended December 31, 2010	13.91	0.12	(d)	1.72	1.84	(0.10)
Year Ended December 31, 2009	10.71	0.13		3.35	3.48	(0.28)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.71	36.29%	$87,386,499	0.79%	1.02%	0.80%	80%
17.63	17.58	75,900,979	0.79	1.40	0.81	71
15.22	(1.87)	77,847,972	0.79	1.15	0.79	70
15.69	13.58	132,548,805	0.79	1.10	0.82	75
13.93	33.68	150,671,602	0.80	1.45	0.91	88

23.53	35.90	5,623,314	1.02	0.77	1.04	80
17.54	17.28	1,242,672	1.01	1.27	1.05	71
15.18	(2.09)	76,432	1.04	0.94	1.05	70
15.65	13.28	18,015	1.04	0.86	1.07	75
13.91	33.34	15,902	1.05	1.21	1.17	88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$93,066,422	$—	$—	$93,066,422

(a)	All Portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2013.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2013:

Futures Contracts:
Average Notional Balance Long	$127,876
Ending Notional Balance Long	—

The Portfolio’s futures contracts are not subject to master netting arrangements.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$(1)	$479	$(478)

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2013, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

The expense limitation agreement was in effect for the year ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least April 30, 2014.

For the year ended December 31, 2013, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Administration	Total
$5,309	$5,309

Voluntary Waivers
Investment Advisory	Total
$33	$33

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 was $1,900.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2013, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2013, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$67,244,869	$77,441,892

During the year ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$75,339,108	$17,851,964	$124,650	$17,727,314

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (continued)

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,100,669	$1,100,669

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,187,390	$1,187,390

As of December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$867,655	$(9,157,629)	$17,727,314

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$9,157,629

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $13,245,969.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust U.S. Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Portfolio’s investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,187.90	$4.30	0.78%
Hypothetical	1,000.00	1,021.27	3.97	0.78

Class 2
Actual	1,000.00	1,186.60	5.68	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Portfolio and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Portfolio and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Portfolio benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first, second, and first quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2013

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Portfolio hereby designates 100% or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2013.

DECEMBER 31, 2013	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	AN-JPMITUSEP-1213

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the
Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitch Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2013 – $284,515
2012 – $273,200

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $66,450
2012 – $108,070

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2013 – $67,690
2012 – $53,900

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable
2012 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%
2012 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2013 - $33.9 million
2012 - $33.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and
Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 4, 2014

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 4, 2014